                    CONTRIBUTION AND SHARE PURCHASE AGREEMENT


                       (Real Estate Partnership Interests,
                              Fee Simple Interests
                                and Other Assets)

                                 by and between

                The Contributing Owners Identified on Exhibit "A"
              The Contributing Entities Identified on Exhibit "A-1"
                             RD Properties, L.P. VI
                           RD Properties, L.P. VIA and
                             RD Properties, L.P. VIB

                                       and

                        Mark Centers Limited Partnership
                             and Mark Centers Trust


                                                 Table of Contents

Section           Caption                                                                                      Page

1.                Contribution; Premises; Cash Investment for the Common Shares...................................3
2.                Contribution Consideration; Cash Investment.....................................................4
3.                Existing Mortgages; Other Liabilities to be Discharged at Closing...............................7
4.                Closing.........................................................................................8
5.                Condition of Title and Related Matters.........................................................14
6.                Possession; Agreements and Leases..............................................................18
7.                Adjustments to Contribution Consideration......................................................20
8.                Conditions to Closing..........................................................................24
9.                Representations and Warranties of Owners.......................................................28
10.               Representations and Warranties of Contributing Owners; Representations and
                  Warranties of the Funds........................................................................45
11.               Representations and Warranties of the Partnership and the Trust................................49
12.               Additional Agreements..........................................................................67
13.               Termination, Amendment and Waiver..............................................................85
14.               Notices........................................................................................87
15.               Fire or Other Casualty.........................................................................89
16.               Condemnation...................................................................................90
17.               Brokers........................................................................................91
18.               Successors and Assigns.........................................................................91
19.               Captions or Headings; Cross-References.........................................................91
20.               Amendments.....................................................................................91
21.               Applicable Law.................................................................................91
22.               Maintenance of Records.........................................................................92
23.               Survival of Representations, Warranties and Covenants..........................................92
24.               Indemnification................................................................................93
25.               Fees and Expenses..............................................................................97
26.               Counterparts...................................................................................98



                                      Exhibits

Exhibit A        Contributing Owners; Contributing Entities; Contributed
                 Management Contracts
Exhibit A-1      Development Property
Exhibit B        Restated Partnership Agreement
Exhibit C        Premises
Exhibit D        Development and Elmwood Expansion and Conditions to
                 Issuance of Additional Operating Partnership Interests
Exhibit E        Registration Rights and Lock-Up Agreement
Exhibit F        Assignment of Ground Lease
Exhibit G        Bill of Sale, Assignment and Assumption Agreement
Exhibit H        Assumption of Sales Agreements
Exhibit I-1      Assignment and Assumption of Contributed Management
                 Contracts
Exhibit I-2      Assignment of Contributed Notes
Exhibit J        Second Amendment to Partnership Agreement
Exhibit K        Tenant Estoppel Certificate
Exhibit L        Owner Major Tenants
Exhibit M        Contributing Owners Subject to Registration Rights and Lock-Up
                 Agreement
Exhibit N        Trust Major Tenants
Exhibit O        Investment Letter
Exhibit P        Non-Compete Agreements
Exhibit Q        Right of First Offer Agreement
Exhibit R        Assignment and Assumption Agreement of RDC Office Leases

                                  Schedules

Schedule 1(c) (ii)       Acadia Management Company LLC and Sound View
                         Management LLC Personal Property
Schedule 2(a)            Allocation of Contribution Consideration
Schedule 3(a)            Existing Mortgages; Remaining Mortgages
Schedule 3(a)-1          Partnership Mortgage Indebtedness to be Satisfied
Schedule 3(b)            Discharged Liabilities
Schedule 4(k)            Third Party Partners
Schedule 4(k)-1          Premises Excluded from Target RDC  NOI
Schedule 5(a)            List of Title Commitments and Permitted Encumbrances
Schedule 5(b)            Surveys
Schedule 6(a)            Leases
Schedule 7(a)(x)         Remaining Mortgage Escrows
Schedule 9(b)            Required Partner Consents and Approvals
Schedule 9(c)            Other Consents and Approvals
Schedule 9(d)            Significant Agreements
Schedule 9(f)            Litigation
Schedule 9(i)(i)         Violations
Schedule 9(i)(ii)        Notices of Proceedings
Schedule 9(i)(iii)       Unperformed Obligations
Schedule 9(i)(v)         Compliance with Insurance Company
                         Policies
Schedule 9(j)            Environmental Reports
Schedule 9(k)            Engineering Reports
Schedule 9(k)(iii)       Private Water and Sanitary Sewer
Schedule 9(l)(i)         Real Estate Tax Proceedings
Schedule 9(l)(ii)        Tax Parcels
Schedule 9(l)(iii)       Notices of Assessments
Schedule 9(m)-1          Rights of First Refusal
Schedule 9(m)-2          Rent Roll
Schedule 9(m)-3          Lease Exceptions
Schedule 9(m)-4          Accrued and Unpaid Lease Obligations
Schedule 9(n)-1          Lease Rights; Access
Schedule 9(n)-2          Other Lease Purchase Options and Agreements
Schedule 9(p)            Insurance Policies
Schedule 9(q)            Non-Terminating Contracts
Schedule 9(r)            Employee Instruments
Schedule 9(s)            Employee Benefit Plans
Schedule 10(b)(v)        Names and Addresses of the Partners of the Fund;
                         Conditions Precedent to Capital Contributions
Schedule 10(b)(vi)       Fund Litigation
Schedule 11(a)           Information Concerning Subsidiaries
Schedule 11(g)(i)        Additional Options, Warrants and Rights
Schedule 11(g)(ii)       Operating Partnership Interests Owned by Trust

Schedule 11(g)(iii)      Other Equity Interests and Investments
Schedule 11(k)(ii)       Pending Tax Proceedings
Schedule 11(l)           Undisclosed Liabilities
Schedule 11(m)           Trust Litigation
Schedule 11(o)(i)        Trust Compliance with Applicable Laws
Schedule 11(o)(ii)       Notices of Violations of Ordinances, Public
                         Regulations, etc.
Schedule 11(o)(iii)      Trust Compliance with Insurance Obligations
Schedule 11(o)(vi)       Trust Unperformed Obligations
Schedule 11(p)           Trust Environmental Reports
Schedule 11(q)           Trust Engineering Reports
Schedule 11(q)(ii)       Flood Hazard Premises
Schedule 11(q)(iii)      Exceptions to Engineering Reports; Private Water and
                         Sanitary Sewer
Schedule 11(r)(i)        Trust Real Estate Tax Proceedings
Schedule 11(r)(ii)       Tax Parcels
Schedule 11(r)(iii)      Trust Notice of Assessments
Schedule 11(s)-1         Partnership Leases
Schedule 11(s)-2         Trust Rent Roll
Schedule 11(s)-3         Partnership Lease Exceptions
Schedule 11(s)-4         Trust Accrued and Unpaid Lease Obligations
Schedule 11(t)-1         Partnership Lease Rights; Access
Schedule 11(t)-2         Other Partnership Lease Purchase Options and
                         Agreements
Schedule 11(u)           Insurance Policies
Schedule 11(v)           Non Terminating Trust Contracts
Schedule 11(w)           Employee Instruments
Schedule 11(x)           Employee Benefit Plans
Schedule 11(z)           Trust Financial Statement Exceptions
Schedule 11(aa)          Trust Affiliate Transactions
Schedule 12(a)(v)        Assumed Office Leases
Schedule 12(i)(v)        Permitted Additional Premises Indebtedness
Schedule 12(i)(viii)     Fund Property Subject to Option
Schedule 12(j)(ix)       Property Subject to Right of First Offer Agreement

                                   DEFINITIONS

                                                                      Section
Term                                                                   Number
----                                                                   ------
1996 Form 10-K.......................................................11(g)(i)
Acquisition Proposal.................................................12(f)(i)
Acquisition Property................................................Recital F
Actions...........................................................9(r)(ii)(C)
Agreement of Sale..................................................12(i)(vii)
Applicable Laws......................................................9(i)(iv)
Cash Investment..........................................................2(c)
Cash Investment Shares...................................................1(d)
Claim...............................................................12(h)(ii)
Closing Date.............................................................4(a)
Code.....................................................................4(d)
Common Shares.......................................................Recital E
Consolidated Trust......................................................11(l)
Contracts.............................................................9(q)(i)
Contributed Management Contracts....................................Recital A
Contributed Notes...................................................Recital A
Contributed Properties..............................................Recital A
Contributing Entity..............................................Introduction
Contributing Entity's Premises......................................Recital B
Contributing Owner...............................................Introduction
Contribution Price.......................................................2(a)
Contribution Consideration...............................................2(a)
Deed................................................................4(b)(vii)
Development Property................................................Recital F
Discharged Liabilities...................................................3(b)
Disclosing Party....................................................12(m)(ii)
Economic Terms.......................................................12(i)(x)
Economic Terms....................................................12(j)(viii)
Elmwood Expansion........................................................2(b)
Employee Benefit Plan.................................................9(s)(i)
Engineering Report.......................................................9(k)
Environmental Report.....................................................9(j)
Environmental Reports...................................................11(p)
Environmental Claim......................................................9(j)
Environmental Laws.......................................................9(j)
ERISA.................................................................9(s)(i)
ERISA Affiliate.......................................................9(s)(i)
Escrow Agent.............................................................4(i)
Exchange Act.............................................................2(b)
Exchange Act Filings....................................................11(e)
Existing Note............................................................7(e)
Existing Mortgage...................................................11(o)(ii)
Existing Mortgages.......................................................3(a)

FFO...............................................................13(a)(viii)
GAAP.................................................................11(z)(i)
Gap Undertaking..........................................................4(j)
GLA..................................................................12(i)(x)
Hazardous Materials......................................................9(j)
Improvements..........................................................9(n)(v)
Incentive Plan.......................................................11(g)(i)
Indemnified Parties.................................................12(h)(ii)
Indemnitee..............................................................24(d)
Indemnitor..............................................................24(d)
Industrial Establishment.............................................8(a)(vi)
Interests...........................................................Recital A
Interim Premises..................................................12(i)(viii)
Interim Premises Cost.............................................12(i)(viii)
IRS..................................................................9(s)(ii)
ISRA.................................................................8(a)(vi)
KB.......................................................................4(k)
Knowledge..................................................................23
Leases...................................................................6(a)
Limited Partnership Agreement............................................2(d)
Loan Repayment Documents.................................................4(i)
Losses..................................................................24(a)
Market Price.............................................................2(b)
Mark Centers Group...................................................11(k)(i)
Material Part...........................................................16(a)
MEPPA Plan...........................................................9(s)(iv)
NJDEPE...............................................................8(a)(vi)
Non-Compete Agreements..................................................12(c)
Notice of Breach...........................................................23
Offering Notice.................................................12(g)(iii)(A)
Operating Partnership Interests..........................................2(a)
Owner...............................................................Recital B
Owner Major Tenants......................................................6(c)
Partnership......................................................Introduction
Partnership Record Date..................................................2(f)
Partnership Significant Agreement.......................................11(d)
Partnership Service Agreements.......................................11(v)(i)
Partnership Leases...................................................11(s)(i)
Pennsylvania Contributing Owners....................................Recital C
Pension Plan........................................................9(s)(iii)
Permitted Encumbrances................................................5(a)(i)
Personal Property....................................................1(c)(ii)
PGBC.................................................................9(s)(ii)
Pre-Closing Month.....................................................7(a)(v)
Premises............................................................Recital B
Proxy Statement.........................................................12(d)
RD.......................................................................4(k)

RDC......................................................................2(a)
RDC Designees...........................................................12(a)
RDC Group Debt Amount................................................12(g)(i)
RDC Group...............................................................12(g)
RDC Material Adverse Effect.......................................13(a)(viii)
Release Date............................................................24(g)
Remaining Contributing Owners.......................................Recital C
Remaining Mortgages......................................................3(a)
Rent Roll...........................................................9(m)(iii)
Rents............................................................9(m)(iii)(D)
Restated Partnership Agreement...........................................1(a)
Restricted Period...................................................12(g)(ii)
Right of First Offering Agreement...................................12(i)(ix)
Sale Agreement......................................................Recital F
Securities Act...........................................................2(e)
Security Deposits........................................................6(a)
Service Agreements.......................................................6(b)
Significant Agreement....................................................9(d)
Subsidiary..............................................................11(a)
Superior Proposal....................................................12(f)(i)
Survey...................................................................5(b)
Surveys.............................................................11(o)(ii)
Survival Period............................................................23
Surviving Indemnities......................................................23
Target RDC NOI....................................................13(a)(viii)
Target Trust FFO....................................................13(a)(ix)
Tax Returns.......................................................11(k)(v)(B)
Tax Payment.........................................................12(g)(ii)
Taxes.............................................................11(k)(v)(A)
Tenant...........................................................9(m)(iii)(B)
Tenant Estoppel Certificates.............................................6(c)
Third Party Partner Agreement............................................4(k)
Title Company............................................................4(j)
Trust............................................................Introduction
Trust Designees.........................................................12(a)
Trust Employee Benefit Plan..........................................11(x)(i)
Trust Engineering Report.............................................11(q)(i)
Trust ERISA Affiliate................................................11(x)(i)
Trust Major Tenants................................................8(c)(xiii)
Trust Material Adverse Effect.......................................13(a)(ix)
Trust MEPPA Plan....................................................11(x)(iv)
Trust Rent Roll....................................................11(s)(iii)
Trust Pension Plans................................................11(x)(iii)
Trust Portfolio.........................................................11(l)
Trust Property..........................................................11(l)
Warrantor...................................................................9

                    CONTRIBUTION AND SHARE PURCHASE AGREEMENT

             (Real Estate Partnership Interests, Fee Simple Estates

                                and Other Assets)



         This Agreement is made as of the ____ day of April, 1998, by and among the parties identified as Contributing Owners on Exhibit "A" (individually, a "Contributing Owner" and collectively, the "Contributing Owners"), the parties identified as Contributing Entities on Exhibit "A" (individually, a "Contributing Entity" and collectively, the "Contributing Entities"), RD PROPERTIES, L.P. VI, RD PROPERTIES, L.P. VIA and RD PROPERTIES, L.P. VIB, each a Delaware limited partnership (individually, a "Fund" and collectively, the "Funds"), MARK CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), and MARK CENTERS TRUST, a Maryland real estate investment trust (the "Trust").

                                  INTRODUCTION

         A. Each Contributing Owner owns, and will own immediately prior to Closing (as defined herein), a partnership interest, a membership interest or capital stock (the "Interests") in one or more Contributing Entities which owns either (i) title to or a ground leasehold interest in the properties (the "Contributed Properties") which are owned directly or indirectly by one or more of certain of the Contributing Owners, (ii) property management contracts with respect to properties which are not Contributed Properties (the "Contributed Management Contracts") or (iii) unsecured notes pertaining to certain Contributed Properties (the "Contributed Notes"). The percentage interests owned by each Contributing Owner in each Contributing Entity or in the Contributed Properties, Contributed Management Contracts or Contributed Notes are set forth on Exhibit "A". Except as set forth on Exhibit "A," the Contributing Owners listed on Exhibit "A" in the aggregate own 100% of the partnership interests, membership interests or capital stock in each Contributing Entity and are all of the partners of such Contributing Entity, and own 100% of the interests in the Contributed Properties, the Contributed Management Contracts and the Contributed Notes.

         B. Each Contributing Entity is a limited partnership, general partnership, limited liability company or corporation and is the owner or ground leasee of: (i) the property or properties identified as the property of such Contributing Entity on Exhibit "A" (individually and collectively with the Contributed Properties, the "Premises" and, as to each Contributing Entity, the "Contributing Entity's Premises"); (ii) the Contributed Management Contracts identified on Exhibit "A"; or (iii) the Contributed Notes identified on Exhibit "A". The Contributing Entities, with respect to the Contributing Entity's Premises, the Contributing Owners, as to the Contributed Properties, and the Contributing Owners or Contributed

Entities, as to the Contributed Management Contracts and the Contributed Notes, are sometimes herein referred to individually as "Owner" and collectively as "Owners."

         C. It is intended that pursuant to this and other contemporaneously executed agreements and assignments, the Partnership will acquire from the Contributing Owners at Closing 100% of the interests in the Contributing Entities, other than with respect to the Pennsylvania Contributing Entity (as hereinafter defined), and the Contributed Properties (or the ground leasehold interest in the Premises as described elsewhere herein). It is also intended that pursuant to this Agreement and the Restated Partnership Agreement (as defined below) the Partnership will acquire from the Contributing Owners which own 100% of the interests in RD Abington Associates Limited Partnership (the "Pennsylvania Contributing Entity"), an eighty-nine percent (89%) interest in capital and ninety-nine percent (99%) interest in profits and losses as the sole general partner in the Pennsylvania Contributing Entity and that such Contributing Owners in the Pennsylvania Contributing Entity (the "Remaining Contributing Owners") will immediately thereafter be the only partners other than the Partnership in the Pennsylvania Contributing Entity, and the Remaining Contributing Owners will immediately thereafter continue to own in the aggregate an eleven percent (11%) interest in capital and a one percent (1%) interest in profits and losses in the Pennsylvania Contributing Entity.

         D. It is also intended that pursuant to this and other contemporaneously executed agreements, the Partnership or its designee will acquire at Closing the Contributed Management Contracts and the Contributed Notes from certain Owners.

         E. It is also intended that pursuant to this and other contemporaneously executed agreements, the Funds will collectively purchase and acquire from the Trust, and the Trust will issue and deliver to the Funds, Common Shares of Beneficial Interest of the Trust, $0.01 per share ("Common Shares"), in consideration of a cash investment to be made by the Funds.

         F. In connection with the transactions described herein, the Partnership also will be obligated to acquire from certain of the Contributing Owners, and such Contributing Owners will be obligated to contribute to the Partnership, such Contributing Owners' Interests in Kips Bay Development, L.P., which holds fee simple title to the Premises described on Exhibit "A- 1" (the "Development Property"), and in DFD Development Limited Partnership, which owns the leasehold interest in the Development Property, pending satisfaction, or the waiver thereof by the Partnership, of certain conditions relating to the completion of the Development Property, as described on Exhibit "D".

         NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants herein contained and intending to be legally bound, hereby agree as follows:

         1. Contribution; Premises; Cash Investment for the Common Shares.

                  (a) The Contributing Owners agree to contribute to the Partnership, and the Partnership agrees to accept from the Contributing Owners, upon the terms and conditions hereinafter set forth, the Interests. The Partnership and each Remaining Contributing Owner in the Pennsylvania Contributing Entity shall cause the Partnership Agreement of the Pennsylvania Contributing Entity to be substantially in the form of the Amended and Restated Limited Partnership Agreement (the "Restated Partnership Agreement"), a copy of which is attached to this Agreement as Exhibit "B". To the extent any one or more of the Contributed Properties are being contributed by means of the contribution by the Contributing Owners of 100% of the Interests of a Contributing Entity, the Partnership shall direct that a portion of the Interests shall be contributed to a designee of the Partnership in lieu of the Partnership and such Interests are held by such designee (or another entity affiliated with the Partnership) for a period of at least one (1) year.

                  (b) To the extent a Contributed Property or interest therein is to be contributed to the Partnership or to its designee other than by a contribution by the Contributing Owners of Interests in the Contributing Entity which owns such Contributed Property or interest therein, the Contributing Owners shall cause each such Contributing Entity to deliver to the Partnership, and such Contributing Entity agrees to deliver to the Partnership, and the Partnership agrees to accept from the Contributing Entity, upon the terms and conditions hereinafter set forth, a deed for such Contributing Entity's Premises evidencing succession to fee simple title to the Premises by the Partnership or other entity designated herein by the Partnership, subject only to the Permitted Encumbrances (as hereinafter defined), and in the case of Port Bay Associates and RD Branch Associates, L.P., an assignment of the ground leasehold interest of each such Contributing Entity in the respective Premises, constituting each such Contributing Entity's respective entire right, title and interest in and to such Premises. Additionally, as to each Contributing Entity which owns a Contributed Management Contract or a Contributed Note, the Contributing Owners of such Contributing Entity shall cause each such Contributing Entity to assign to the Partnership, and each such Contributing Entity agrees to assign to the Partnership, upon the terms and subject to the conditions hereinafter set forth, all right, title and interest in, to and under the Contributed Management Contracts and the Contributed Notes.

                  (c) All of the Premises consist of:

                           (i) all those certain lots or pieces of ground
described on Exhibit "C" and the buildings and improvements located thereon; the Premises also include (A) all easements, rights-of-way or use, privileges, licenses, appurtenances, interests and other rights of each Owner appurtenant to or benefitting the Premises, including, without limitation, such Owner's interest as lessee under any ground leases; (B) all right, title and interest of any Owner in and to any land lying in the bed of any streets, roads, or avenues, opened or unopened, existing or proposed, vacated or hereafter to be vacated, public or private in front of, behind or adjoining the Premises and also as they extend beyond the Premises for ingress, egress and regress to or from the Premises or any part thereof and for the installation, replacement, maintenance and use of utility facilities;
(C) all right, title and interest of each Owner in and to any award made for condemnation of the Premises as provided in Section 16 hereof (or to be made in lieu thereof) and in and to any unpaid award for damage to the Premises by reason of change of grade of any street, road, highway, avenue or alley, or otherwise; (D) all of each Owner's rights to connect with and to utilize, for service to the Premises or any part thereof, any private or public utility facilities as may now or hereafter be within or without the boundaries of the Premises; (E) the Owner's interest in the Leases (as hereafter defined); (F) all licenses, permits, certificates of occupancy and governmental approvals with respect to the Premises; (G) all trade names used in connection with the Premises; (H) to the extent in the Owner's possession after exercising diligent efforts to obtain the same, all plans and specifications for improvements to the Premises, including approved site plans; (I) all of each Owner's right, title and interest in and to all contracts (including, but not limited to, option agreements and agreements of sale to acquire real property and Service Agreements (as hereinafter defined)), warranties and guarantees, if any, with regard to the foregoing and the Personal Property (as hereinafter defined) and contracts to which each Owner is a party or to which it has the benefit and which relates to or inures, directly or indirectly, to the benefit of the Premises; (J) all of each Owner's right, title and interest in and to insurance proceeds by reason of a loss insured under any insurance policy and which relate to or inure, directly or indirectly, to the benefit of the Premises; and (K) all and singular the mineral rights, waters, water courses, rights, liberties, privileges, hereditaments and appurtenances whatsoever belonging to the Premises or in any way appertaining thereto and the reversions and remainders, rents, issues and profits thereof; and

                           (ii) the fixtures, furnishings, equipment and other
items of personal property owned by each Owner and located on or used in connection with the operation of such Owner's Premises and, in the case of Acadia Management Company LLC and Sound View Management LLC, owned by such entities and located at their offices or used in connection with the performance of their respective obligations under the Contributed Management Contracts, including, but not limited to, that personal property set forth on Schedule 1
(c) (ii) (the "Personal Property").

                  (d) The Funds hereby agree to purchase and acquire from the Trust, and the Trust hereby agrees to issue and deliver to the Funds, upon the terms and subject to the conditions hereinafter set forth, an aggregate of 13,333,333 Common Shares (the "Cash Investment Shares") which, upon issuance, shall be duly authorized, validly issued, fully paid and non-assessable.

         2. Contribution Consideration; Cash Investment.

                  (a) The aggregate consideration (the "Contribution Consideration") to be given by the Partnership to the Contributing Owners (other than in respect of the Development

Property and the Elmwood Expansion (as hereinafter defined)) shall consist of:
(i) the assumption of the Remaining Mortgages pursuant to Section 3 hereof and
(ii) the issuance of 11,333,333 limited partnership interests in the Partnership ("Operating Partnership Interests"), each of which shall be exchangeable, on a one-for-one basis, for Common Shares, subject to the restrictions and on the basis set forth in the Agreement of Limited Partnership of the Partnership (including, without limitation, those provisions providing for adjustment in the number of Common Shares into which Operating Partnership Interests are convertible upon certain changes in the capitalization of the Trust). No amendment to the Agreement of Limited Partnership of the Partnership after the date hereof shall adversely modify the exchange rights of the holders of Operating Partnership Interests without the requisite consent of the holders thereof obtained in accordance with the terms of the Agreement of Limited Partnership of the Partnership, except such modifications as may be necessary to comply with law. The number of Operating Partnership Interests to be given by the Partnership to each Owner (the "Contribution Price") for the Interests, the Contributed Properties, the Contributed Management Contracts and the Contributed Notes shall be the number or percentage set forth next to the name of such Owner on Schedule 2(a). The allocation of the Contribution Consideration among the Premises, the personal property to be contributed pursuant to this Agreement, the Contributed Management Contracts and the Contributed Notes shall be as set forth on Schedule 2(a); provided, however, that RD Capital, Inc., a Delaware corporation ("RDC"), shall be authorized by each of the Owners which are signatories hereto to adjust the allocation of the Contribution Consideration as set forth on Schedule 2(a) upon two (2) business days prior notice to the Partnership (and by their execution of this Agreement, each of the Owners does hereby acknowledge and agree that RDC has been granted such authority and does hereby indemnify and hold the Trust and the Partnership harmless from and against the exercise by RDC of any such authority).

                  (b) In addition to the Contribution Consideration: (i) upon satisfaction of the conditions set forth on Exhibit "D" to the extent satisfied on or prior to January 1, 2000, and the contribution of the Interests owned by the Contributing Owners in Kip's Bay Development, L.P., which holds fee simple title to the Development Property, and in DFD Development Limited Partnership, which owns the leasehold interest in the Development Property, all in accordance with the terms and conditions of this Agreement as if the interests in and to Development Property as aforesaid had been contributed to the Partnership on the Closing Date (including, but not limited to, the making of representations and warranties by the general partners of each of Kip's Bay Development, L.P. and DFD Development Limited Partnership which own the Development Property and the leasehold interest therein on the date the Contributing Owners' Interests are contributed to the Partnership); and (ii) upon satisfaction of the conditions set forth on Exhibit "D" relating to the Premises described on Exhibit "D" (the "Elmwood Expansion"), the Partnership shall issue such number of Operating Partnership Interests to the Contributing Owners, as shall equal the quotient obtained by (x) dividing $5.5 million, subject to adjustment, (in the case of the Development Property) and $2.75 million (in the case of the Elmwood Expansion) and (y) the average Market Price (as hereinafter defined) of the Common Shares for the twenty (20) consecutive trading days ending upon the date the

Interests in respect of the Development Property are contributed to the Partnership and upon satisfaction of the conditions set forth on Exhibit "D" relating to the Elmwood Expansion, as the case may be. The term "Market Price" means, as of any day, the closing sale price of the Common Shares on such day on the New York Stock Exchange or the American Stock Exchange (or if the Common Shares shall not then be listed on either such exchange, such closing sales price on the principal (determined by highest volume average for a period of 20 consecutive business days prior to the day as to which "Market Price" is being determined) national securities exchange (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) on which the Common Shares may then be listed or, if there shall have been no sales on such exchange or exchanges on such day, the closing sales price of the Common Shares on such day on the Nasdaq Stock Market National Market or, if there shall have been no sales on such day on the Nasdaq Stock Market National Market, or if the Common Shares are not included on the Nasdaq Stock Market National Market, the average of the closing bid price at the end of such date quoted by three independent market makers as reported by the Nasdaq Stock Market or, if the Common Shares shall not then be so listed, the average of the closing bid prices at the end of the day quoted by three independent market makers in the over-the-counter market as reported by the Nasdaq Stock Market by the National Quotation Bureau, Inc. or by any successor organization. The parties acknowledge that the purchase price for the Development Property set forth in clause (x) of this subsection 2(b) is based upon $57,000,000 principal amount of indebtedness encumbering the Development Property on the date the Development Property is to be contributed to the Partnership. The purchase price for the Development Property shall be increased or decreased, as the case may be, by an amount equal to 25% of any increase or decrease in the $57,000,000 of such indebtedness, determined as of the date the Development Property is contributed to the Partnership. If the conditions set forth in Exhibit "D" concerning the Development Property are not satisfied on or prior to January 1, 2000, the obligation of the Partnership and of the Contributing Owners to acquire and sell, respectively, the Interests of the Contributing Owners in Kip's Bay Development, L.P. and DFD Development Limited Partnership shall become null and void.

                  (c) In consideration for the issuance of the Cash Investment Shares, the Funds shall collectively pay at Closing to the Trust or to its designee(s) which shall be identified to the Funds at least two (2) business days prior to the Closing by the Trust or the Partnership the aggregate sum of $100,000,000 (the "Cash Investment"), which shall be paid by wire transfer to the account or accounts as designated to the Funds in writing at least two (2) business days prior to the Closing by the Trust or the Partnership. The number of Cash Investment Shares to be issued and delivered to any Fund shall be in the same proportion that the portion of the Cash Investment paid by such Fund shall bear to the total Cash Investment.

                  (d) In the event that, prior to Closing, the outstanding Common Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, share split-up, combination or exchange of Common Shares and the like (not including the issuance of Common Shares on the conversion of other securities of the Trust which are outstanding on the date of the Agreement and which are convertible into Common Shares), an adjustment in the number of Common Shares into which the Operating Partnership Interests issuable hereunder are convertible, an adjustment in the number of Cash Investment Shares, and an adjustment in the number of Operating Partnership Interests in the manner provided in the Agreement of Limited Partnership, as amended, of the Partnership (the "Limited Partnership Agreement"), shall be made to reflect such adjustment in the Company's capitalization.

                  (e) Each Contributing Owner and each Fund acknowledges and confirms that: (i) none of the Operating Partnership Interests, the Common Shares into which the Operating Partnership Interests may be converted or the Cash Investment Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws; (ii) there is no obligation to register the Operating Partnership Interests, the Common Shares or the Cash Investment Shares except pursuant to a certain Registration Rights and Lock-Up Agreement attached hereto as Exhibit "E"; and (iii) none of the Operating Partnership Interests, the Common Shares into which the Operating Partnership Interests may be converted or Cash Investment Shares may be sold or otherwise transferred by such Owner or Fund unless pursuant to registration under the Securities Act and state securities laws or an exemption therefrom and then only in accordance with this Agreement and the Agreement of Limited Partnership of the Partnership. Each Owner and each Fund by execution of this Agreement hereby acknowledges, represents and warrants that the Operating Partnership Interests being acquired by such Owner and the Cash Investment Shares being acquired by such Fund hereunder are being acquired by such Owner and such Fund, respectively, for its, his or her own account and not for the account of any other person or persons, for investment and not with a view to the disposition thereof in violation of the Securities Act.

                  (f) With respect to the first Partnership Record Date (defined below) on or after the Closing for distributions by the Partnership, the Owners receiving Operating Partnership Interests shall receive distributions payable with respect to the Operating Partnership Interests on a pro rata basis based upon the number of days during the calendar quarter preceding such Partnership Record Date that the Owners receiving Operating Partnership Interests held Operating Partnership Interests. "Partnership Record Date" shall mean the record date established by the general partner for any particular distribution of Operating Cash Flow or Capital Cash Flow as defined in and pursuant to the Limited Partnership Agreement which record date shall be the same as the record date established by the general partner for distribution to its shareholders of some or all of their portion of such distribution.

         3. Existing Mortgages; Other Liabilities to be Discharged at Closing.

                  (a) As of Closing, the Premises shall be encumbered by the lien of those certain Mortgages (collectively, the "Existing Mortgages") described on Schedule 3(a) to this Agreement, which shall constitute the only indebtedness secured by a mortgage on the

Premises as of the Closing other than as permitted in accordance with subsection 12(i)(v) hereof . At Closing, the Partnership shall cause the payment and discharge, solely from the net proceeds of the Cash Investment: (i) of all amounts then due and payable (or such portion of the amount due and payable as designated on Schedule 3(a)) under each Existing Mortgage (whether in respect of principal, accrued interest, prepaid real estate taxes or otherwise, (but specifically excluding prepayment penalties, if any, not set forth on Schedule 3(a) and accelerated or prepaid principal)) other than those Existing Mortgages designated on Schedule 3(a) to remain outstanding in whole or in part (the "Remaining Mortgages") and (ii) of all amounts then due and payable (or such portion of the amount due and payable as designated on Schedule 3(a)-1) under each mortgage as to which the Partnership or a Subsidiary (as defined herein) thereof is the mortgagor and which is identified on Schedule 3(a)-1. Notwithstanding anything contained herein to the contrary, in the event that prior to Closing, the mortgagee of a Remaining Mortgage described on Schedule 3(a) shall require prepayment of such Remaining Mortgage, whether in whole or in part, or shall require the payment of an assumption fee or other fee or payment as a condition to obtaining a requisite consent without which there would occur a default under a Remaining Mortgage, the Partnership shall be under no obligation to provide for such prepayment, even if the failure to make such prepayment would cause a termination of this Agreement, but shall be obligated to pay such other assumption fees and other payments, but only to the extent set forth on Schedule 3(a).

                  (b) At or immediately following Closing, the Owners shall cause the payment and discharge from the net proceeds of the Cash Investment of each of the liabilities and obligations of the Owners described on Schedule 3(b) (collectively, the "Discharged Liabilities") (which Discharged Liabilities shall include the amounts to be paid and discharged by the Owners under all of the Existing Mortgages, other than the Remaining Mortgages, as provided in paragraph 3(a) hereof).

         4. Closing.

                  (a) Closing shall be held within five (5) days following the satisfaction of all conditions to Closing as set forth in Section 8 hereof, but in no event later than October 30, 1998 (the "Closing Date"), commencing at 10:00 a.m. at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York, unless the Contributing Owners, the Trust and the Partnership shall have otherwise agreed in writing.

                  (b) Closing is the event during which, among other things:

                           (i) the Partnership shall deliver the Contribution
Consideration to the Owners for the Interests, the Contributed Properties, the Contributed Management Contracts and the Contributed Notes;

                           (ii) the Owners shall deliver to the Partnership an
assignment of the Interests, the Contributed Properties, the Contributed Management Contracts and the Contributed Notes;

                           (iii) the Owners receiving Operating Partnership
Interests in the Partnership shall sign and deliver the Second Amendment to the Agreement of Limited Partnership of the Partnership as limited partners (which will evidence the Operating Partnership Interests given by the Partnership to such Owners as part of the Contribution Consideration);

                           (iv) the Funds shall pay the Cash Investment to the
Trust, and the Trust shall issue and deliver the Cash Investment Shares to the Funds;

                           (v) the Partnership and the Remaining Contributing
Owners of the Pennsylvania Contributing Entity shall sign and deliver the Restated Partnership Agreement;

                           (vi) the Trust shall provide to the Owners copies of
resolutions of the Board of Trustees of the Trust, certified as true and correct by the Secretary of the Trust, authorizing the execution and delivery of this Agreement and each of the other agreements and interests contemplated hereby and the performance of the Trust's and Partnership's obligations as contemplated hereby and thereby; and

                           (vii) the parties will sign and deliver such other
documents and instruments as may be required pursuant to this Agreement. Closing is also the event during which, among other things, each Contributing Entity shall deliver to the Partnership the deeds (either special warranty deed with limited covenants or bargain and sale deed with covenant against grantor's acts or such comparable form of deed as may be the customary means of conveyance in the jurisdiction in which the Premises (individually, a "Deed", collectively, the "Deeds") of such Contributing Entity is located), bills of sale and other documents to be delivered by each Contributing Entity hereunder, each without representation or warranty other than as set forth in this Agreement.

                  (c) At or after Closing, the Contributing Owners and the Contributing Entities shall execute and deliver to the Partnership and Trust, or other entity designated by the Partnership or Trust, and the Partnership and Trust shall execute and deliver to the Contributing Owners, such other documents or instruments as in the reasonable opinion of the respective counsel for the Trust and the Partnership and for the Contributing Owners may be necessary to effectuate the transactions described in this Agreement and to transfer the Interests, Contributed Properties, Contributed Management Contracts and Contributed Notes, and to issue and deliver the Operating Partnership Interests and the Cash Investment Shares as contemplated by this Agreement.

                  (d) The Partnership and the Contributing Owners acknowledge that upon the contribution of the Interests at Closing hereunder, certain of the Contributing Entities that are partnerships will terminate for federal tax purposes under ss.708(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and a final partnership tax return will be filed. The Contributing Owners of such terminating Contributing Entities shall prepare such final partnership tax returns and deliver them to the Partnership for review and approval (which approval shall not unreasonably be withheld) prior to filing.

                  (e) At the Closing and on the Closing Date, and in addition to any other obligation which an Owner may have in connection with the Closing, each Contributing Entity as to its Premises and each Contributing Owner as to its Contributed Property shall do or perform the following:

                           (i) To the extent the Premises is being conveyed by a
Deed in fee simple rather than by a contribution of Interests, execute and deliver to the Partnership (or to the Partnership's designee), a Deed, in recordable form dated as of the date of Closing, evidencing the succession to fee simple title to the Premises by the Partnership or other entity designated by the Partnership, subject only to the Permitted Encumbrances (as hereinafter defined).

                           (ii) Execute and deliver to the Partnership an
assignment, in recordable form and substantially in the form of Exhibit "F," whereby any ground lease or leasehold estate created by such ground lease is assigned by a Contributing Owner or Contributing Entity to the Partnership, or any other entity designated by the Partnership (other than through a contribution of Interests of the Contributing Owner which is the ground lessee), subject only to the Permitted Encumbrances. Such Contributing Entity will also obtain and deliver to the Partnership any consents necessary to effectuate such assignment.

                           (iii) Execute and deliver to the Partnership a Bill
of Sale and Assignment, substantially in the form of Exhibit "G,"; (A) transferring title to the Personal Property to the Partnership or its designee, free and clear of all liens, claims and encumbrances, except the Permitted Encumbrances, and including a warranty of title by the relevant Owner with respect to the Premises and the Contributing Owners as to their respective Contributed Properties, but excluding all other warranties, of any nature or kind, except to the extent specifically set forth in this Agreement; (B) assigning (1) all of such Contributing Entity's and such Contributing Owner's rights and interest under the Service Agreements (as hereinafter defined), together with the original or duplicate original of each such Service Agreement to the extent in the possession of the Owner, (2) intangible property of the Owner to the extent required to be transferred to the Partnership by this Agreement, (3) warranties and guaranties relating to or inuring, directly or indirectly, to the benefit, directly or indirectly, of the Premises and (4) other assets to be transferred and assigned hereunder; and (C) assigning the Contributing Entity's interest, and as to the Contributed Properties, the Contributing Owners' interests in all existing Leases then in effect, which Bill of Sale and

Assignment shall contain an assumption by the Partnership of the Contributing Entity's, and as to the Contributed Properties, the Contributing Owners' obligations arising after the Closing.

                           (iv) Deliver the originals, to the extent in the
Owner's possession after exercising diligent efforts to obtain the same, of all Leases and amendments thereto directly to the Partnership, or copies thereof certified as true, correct and complete by the Owners.

                           (v) Deliver the originals, to the extent in the
Owner's possession after exercising diligent efforts to obtain the same, of all ground leases and amendments thereto under which a Contributing Entity is a lessee, or copies thereof certified as true, correct and complete by the Owners.

                           (vi) Execute and deliver a notice (suitable for
reproduction) to the tenants advising of the transfer of the Premises to the Partnership and advising the tenants to pay all future rentals to the Partnership or other entity designated by the Partnership.

                           (vii) Pursuant to Section 6, or pursuant to other
actions as may be required, deliver to the Partnership all tenant deposits, including security deposits and other deposits, together with interest thereon if required by law, contract or otherwise with respect to the Premises.

                           (viii) Cause to be furnished and delivered to the
Partnership the title policy or title commitments in accordance with Section 5(a)(i).

                           (ix) Deliver or make available to the Partnership
copies of building plans and specifications, including, but not limited to, approved site plans, for the Premises, to the extent in the Owner's possession after exercising diligent efforts to obtain the same.

                           (x) Deliver possession of the Premises to the
Partnership, subject only to the rights of tenants under their respective Leases and the Permitted Encumbrances.

                           (xi) Deliver or make available to the Partnership
copies of all certificates of occupancy, licenses, permits, authorizations and approvals, to the extent that such certificates of occupancy, licenses, permits authorizations and approvals are in the Owner's possession or under its control after exercising diligent efforts to obtain the same, required by law and issued by all governmental authorities having jurisdiction over the Premises, together with copies of all certificates issued by any local board of fire underwriters (or other body exercising similar functions) if, and to the extent that, such fire underwriters' certificates are in the Contributing Entity's (or, as to the Contributing Properties, the Contributing Owners') possession or control, and the original or copies of each bill together with proof of payment thereof (if any of the same have been paid) for current real estate and personal property taxes.

                           (xii) Deliver to the Partnership a Non-Foreign
Transferor Certificate, certifying that each Contributing Owner is neither a "foreign person" within the meaning of Section 1445(f) of the Code nor a "foreign partner" within the meaning of Section 1446 of the Code.

                           (xiii) Deliver to the Partnership the legal opinions
of each of Battle Fowler LLP, local counsel and general counsel to Acadia Management Company, LLC, Sound View Management, LLC and RDC in form and substance reasonably satisfactory to the Trust and the Partnership.

                           (xiv) if applicable, execute and deliver to the
Partnership an Assignment, substantially in the form attached hereto as Exhibit "H," assigning its rights and obligations under any Agreement of Sale as to which the Partnership exercises an election under subsection 12(i)(vii).

                           (xv) Execute and deliver to the Partnership such
other documents or instruments as in the reasonable opinion of counsel for the Partnership may be necessary to effectuate the transactions described in this Agreement and to transfer title to the Premises as contemplated by this Agreement.

                  (f) At the Closing and on the Closing Date, and in addition to any other obligation which an Owner may have in connection with the Closing, each Contributing Owner, as to its Contributed Management Contracts and Contributed Notes, if any, shall assign to the Partnership or its designee, pursuant to agreements of assignment and assumption in substantially the forms of Exhibit "I-1" and Exhibit "I-2," respectively, all of its rights and obligations under the Contributed Management Contracts and Contributed Notes.

                  (g) At the Closing and on the Closing Date, the Funds shall wire transfer to the Trust or to its designees their respective allocable share of the Cash Investment.

                  (h) At the Closing and on the Closing Date, and in addition to any other obligation which the Trust or the Partnership may have in connection with the Closing, the Partnership and the Trust shall do or perform the following:

                           (i) Execute and deliver to the Owners a Second
Amendment to the Agreement of Limited Partnership of the Partnership, substantially in the form of Exhibit "J", evidencing the issuance of the Operating Partnership Interests as a portion of the Contribution Consideration and other matters.

                           (ii) Deliver to the Funds certificates representing
their respective allocable share of the Cash Investment Shares.

                           (iii) Deliver to those of the Owners to whom
Operating Partnership Interests are to be issued, to the Funds and to the Contributing Entities as to which Interests therein are not being contributed but whose assets are being assigned to the Trust or the Partnership at Closing, the opinion of Cozen and O'Connor in form and substance reasonably satisfactory to RDC on behalf of the Owners and the Funds.

                           (iv) Execute and deliver to the Maryland Department
of Assessments and Taxation an Amendment to the Trust's Amended and Restated Declaration of Trust reflecting, among other things, a change in the name of the Trust as approved by the shareholders at the Special Meeting (as hereinafter defined) and such other amendments as shall be approved by the shareholders at the Special Meeting and as required by this Agreement.

                           (v) Execute and deliver to Owners an assignment and
assumption agreement substantially in the form of Exhibit "R" evidencing the assignment and assumption of the office leases set forth on Schedule 12(a)(v).

                  (i) Each Owner shall use its best efforts to cause an escrow, with New York Land Title Services, Inc. (the "Escrow Agent") as escrowee, to be created at Closing for purposes of releasing the liens of Existing Mortgages (other than the Remaining Mortgages). Each Owner shall use its best efforts to cause documents reflecting the payment of indebtedness and release of liens securing Existing Mortgages other than the Remaining Mortgages (the "Loan Repayment Documents") to be delivered to the Escrow Agent on or before the Closing Date.

                  (j) This transaction shall be closed by means of a so-called "New York Style Closing," with the concurrent delivery of the documents of title, transfer of Interests, Contributed Management Contracts, Contributed Properties and Premises, delivery of the title policies or marked-up title commitments, the delivery of the Contribution Consideration and delivery of the Cash Investment and the Cash Investment Shares. The Contributing Owners, as to their respective Premises, and the Contributing Entities, jointly and severally as to all of the Premises, shall provide, if required by New York Land Title Services, Inc. (the "Title Company"), an undertaking (the "Gap Undertaking") to the Title Company necessary to effectuate the New York Style Closing, in form and content reasonably acceptable to those providing the Gap Undertaking.

                  (k) The parties acknowledge that, as of the date hereof, the Owners do not have all consents necessary to consummate the transactions contemplated by this Agreement. Ross Dworman ("RD") and Kenneth Bernstein ("KB") shall diligently exercise all commercially reasonable efforts to obtain all necessary consents, waivers and approvals from third parties, including, but not limited to those third party partners identified on Schedule 4(k), constituting either (i) those parties who are not signatories hereto but whose consent is necessary to consummate the transactions contemplated hereby and to confirm the due and valid execution and delivery of this Agreement by the Contributing Entities to which such third party partners are partners or (ii) those parties who are not signatories hereto on the date hereof but who are Owners and who are contemplated to be contributing their Interests to the Partnership or its designee as aforesaid, such that either: (A) 100% of the Interests of each Contributing Entity shall be contributed to the Partnership at Closing as contemplated by the Agreement (and such that such third party partners shall become signatories to this Agreement as Contributing Owners to the extent their signature is required or shall become signatories to an Agreement and Power of Attorney (the "Third Party Partner Agreement") to the extent their signature to this Agreement is not required) or (B) fee simple title to the Contributed Property can be conveyed by deed to the Partnership or its designee or the Contributed Management Contract or Contributed Note can be assigned, to the extent such conveyance or assignment requires approval or consent by such third parties. In the event RD and KB are unable to obtain the requisite consents, waivers or approvals from any such third party and, as a consequence thereof, the Premises, the Contributed Management Contracts or the Contributed Notes cannot be conveyed, or 100% of the Interests of a Contributing Entity cannot be contributed to the Partnership as contemplated hereby, and provided that this Agreement is not otherwise terminated by the Trust to the extent permitted by
Section 13(a), the Partnership shall accept the contribution of only those Interests in respect of a Contributing Entity from the Contributing Owners, although constituting less than 100% of the interests in such Contributing Entity, and those Premises, Contributed Management Contracts and Contributed Notes for which all necessary consents, waivers and approvals have been obtained. In such event, the total consideration payable hereunder shall be reduced by the Contribution Consideration attributable to such Interests, Contributed Property, Contributed Management Contract or Contributed Note, as the case may be, as set forth on Schedule 2(a).

         5. Condition of Title and Related Matters.

                  (a) Title. (i) At Closing, title to the Premises shall be such as will be insured, solely in the Partnership's name (or in the name of the Partnership's designee as grantee of such Premises), as good and marketable (at the Partnership's expense) by the Title Company at regular rates pursuant to the standard stipulations and conditions of the 1970 Form B ALTA Policy of Owner's Title Insurance as revised in 1984, if available or such other form which is promulgated as a matter of law or state insurance regulations, and as the same may be modified by such endorsements, affirmative coverage and other matters reasonably required by the Partnership, free and clear of all liens and encumbrances, except for the Permitted Encumbrances. The term "Permitted Encumbrances" as to each Premises shall mean (i) the liens of real estate taxes, personal property taxes, water charges, and sewer charges, provided the same are not yet due and payable, but subject to adjustment as provided herein; (ii) the rights of those parties occupying space at any of the improvements, as tenants only, pursuant to Leases existing on the date hereof and Leases approved hereunder; (iii)(A) those restrictions, covenants, agreements, easements, matters and things affecting title to the Premises as of the date hereof and more particularly described in the marked-up title commitments delivered to the Partnership prior to the date hereof and listed on Schedule 5(a); provided, however, if the

Trust discovers prior to the date hereof any exception on such title commitments (or any other exception that is subsequently arising) which the Trust has identified in writing to the Contributing Entity or Contributing Owner, as the case may be, on or prior to the date hereof or if such exception arises after the date hereof, within five (5) business days of the Trust's discovery thereof, and such exception materially affects the value or marketability of the Premises or materially impairs the use of the Premises for its current use, then such exception shall not be deemed a Permitted Encumbrance, provided further that the Contributing Entity or Contributing Owner, as the case may be, may, at its election, undertake to eliminate such unacceptable exceptions, (it being agreed, however, that the Contributing Entity or Contributing Owner, as the case may be, shall be obligated to eliminate those unacceptable exceptions constituting (A) final, unappealable judgments against such Contributing Entity or Contributing Owner, as the case may be, (B) mortgages or other liens which can be satisfied by payment of a liquidated amount, other than the Remaining Mortgages, (C) exceptions which can be removed by payments not to exceed $25,000 for each Contributed Property and not to exceed $100,000 in the aggregate for all title defects, and (D) payments to the mortgagees which are currently required pursuant to existing loan documents in order to cause the mortgagees to consent to the Partnership assuming the Remaining Mortgages), and except as provided below (or as provided in the immediately proceeding parenthetical), the Contributing Entity or Contributing Owner, as the case may be, shall have no obligation to incur any expense or bring any action in connection with curing such title exceptions. The Contributing Entity or Contributing Owner, as the case may be, in its discretion, may adjourn the Closing for up to sixty (60) days in order to eliminate such unacceptable exceptions. If after complying with the foregoing requirements, the Contributing Entity or Contributing Owner, as the case may be, is unable to or elects not to eliminate all unacceptable exceptions in accordance with the terms of this Agreement on or before such adjourned date for the Closing, then the Partnership shall elect to (x) if such unacceptable exceptions results in an RDC Material Adverse Effect, terminate this Agreement in accordance with Section 13(a)(viii), (y) terminate this Agreement only as to such Contributing Property (provided, however, that if this Agreement is terminated as to such Contributing Property, then for purposes of an RDC Material Adverse Effect thereafter, the FFO attributable to the first Contributed Property (or Premises) as to which the Partnership exercises its right to terminate this Agreement shall not be considered for calculating Target RDC NOI), and the contribution thereof by the Owner or the Interests of the corresponding Contributing Owners in their respective capacities as such, whereupon this Agreement shall become null and void as to such Contributing Owner (with respect to the applicable Contributing Entity) or Contributed Property, and neither the Partnership nor such Contributing Owner or Contributing Entity in its respective capacities as such shall have any further rights or obligations under this Agreement with respect to such Premises, or such Contributing Owner's Interest in such Contributing Entity or Contributed Property and the total consideration payable hereunder shall be reduced by the Contribution Consideration attributable to such Premises set forth on Schedule 2(a), or (z) to accept title subject to such unacceptable exceptions and receive no credit against or reduction of the consideration to be given to the Contributor hereunder; (iv) any other easements, covenants and restrictions which are entered into with the consent of the Trust after the date hereof, such consent not to be unreasonably withheld, delayed or conditioned; (v) any and all laws, statutes, ordinances, codes, rules, regulations, requirements, or executive mandates affecting the Premises, including, without limitation, those related to zoning and land use, as of the date hereof; (vi) the state of facts shown on the surveys listed on Schedule 5(b) for each of the individual properties comprising the Premises and any other state of facts which a recent and accurate survey of the Premises would actually show, provided that same does not materially impair the use of the Premises as it is currently being used and does not render title uninsurable at standard rates; (vii) the Service Agreements; (viii) any installment not yet due and payable of assessments imposed after the date hereof and affecting the Premises or any portion thereof;
(ix) any utility company rights, easements and franchises to maintain poles, lines, wires, cables, pipes, boxes and other fixtures and facilities in, over, under or upon the Premises, provided the same do not impair, other than a de minimis manner, the present use of the Premises; (x) any prohibition against the interference with the natural and unobstructed flow of any applicable brook crossing the Premises or other riparian rights, provided the same does not materially impair the use of the Premises as it is currently being used and does not render title uninsurable at standard rates; (xi) such matters as the Title Company shall be willing, without special premium, to omit as exceptions to coverage, including minor variations between record lines and tax lot lines; and
(xii) the lien of the Existing Mortgages on those Premises encumbered by the Existing Mortgages as of the date hereof (but on the terms and conditions of this Agreement); provided, however, that the title insurance policy to be issued promptly following Closing and consistent with the title commitments described above will not show as a lien or encumbrance any mortgage, including an Existing Mortgage, other than a Remaining Mortgage. At Closing, title to the Personal Property associated with each Premises shall only be subject to the Permitted Encumbrances as to such Premises and, with respect to a Contributing Entity's Personal Property, shall be transferred to the Partnership (or to the Partnership's designee). The Contributing Entities (and with respect to the Contributed Properties, the Contributing Owners) and the Partnership shall deliver to the Title Company such commercially reasonable instruments as the Escrow Agent requires to issue non- imputation and other endorsements and other coverages, in such form as the Partnership reasonably requires. The premiums and other costs of title insurance shall be borne by the Partnership and paid at Closing.

                           (ii) In all cases in which there is an Existing
Mortgage which is not a Remaining Mortgage, the Contributing Entity or Contributing Owners, as the case may be, shall diligently exercise commercially reasonable efforts to cause the Loan Repayment Documents to be placed in escrow with the Escrow Agent, the terms of the escrow to be reasonably acceptable to the Partnership. In the event the Contributing Entity shall only cause the holder of such Existing Mortgage to deliver a pay-off statement or agreement, such Contributing Entity shall cause the Title Company to commit to omit such Existing Mortgage as an exception to the title policy at Closing upon timely payment of the amount indicated on the pay-off statement.

                           (iii) If title to any Premises is not, at Closing,
insurable as set forth in this subsection 5(a), and, as a result thereof, this Agreement is not otherwise terminated to the extent permitted by subsection 13(a)(viii) hereof, the Partnership shall nonetheless be obligated to consummate the transactions contemplated hereby (subject to the prior satisfaction of all conditions precedent to such obligation or the waiver thereof), but may elect, as its sole right and remedy, to terminate this Agreement only as to such Premises and the contribution thereof by the Owner thereof or the Interests of the corresponding Contributing Owners in their respective capacities as such, whereupon this Agreement shall become null and void as to such Contributing Owner (with respect to the applicable Contributing Entity or Contributed Property), and neither the Partnership nor such Contributing Owner or Contributing Entity in their respective capacities as such shall have any further rights or obligations under this Agreement with respect to such Premises or such Contributing Owner's Interests in such Contributing Entity or Contributed Property. In such event, the total Contribution Consideration payable hereunder shall be reduced by that portion of the Contribution Consideration allocated to the Premises or Interests of the Contributing Owners in respect thereof as set forth on Schedule 2(a).

                  (b) Survey. Schedule 5(b) sets forth a true, correct and complete list of each available existing as-built survey (the "Survey") of the Premises. At Closing, the Premises shall be subject to no condition or other state of facts which is less favorable to the Partnership, as reasonably determined by the Partnership, than the condition and state of facts set forth on any Survey delivered to the Partnership with respect to such Premises (other than changes to those Premises identified on Schedule 5(b) as being under construction).

                  (c) UCC Searches. The Owners shall deliver to the Partnership prior to Closing searches, dated no earlier than thirty (30) days from the Closing Date, of all Uniform Commercial Code financing statements filed against the Contributing Entities, the Contributing Owners identified on Exhibit "A", the Contributed Properties, the Premises or the Personal Property, in each case filed with the Secretary of State and/or county clerk in the state and county in which the Contributing Entities have been formed, the Contributing Owners are domiciled and the Contributed Properties and Premises are located, together with tax lien searches in all such jurisdictions. It is a condition to Closing by the Partnership that such searches, or new searches conducted prior to Closing, reveal that, other than the Permitted Encumbrances, there are no bankruptcies, actions, claims or liens against any of such parties or affecting or encumbering or which might encumber the Interests, the Premises, the Personal Property or any other interest in the Premises which will continue after Closing and which, individually or in the aggregate, could constitute an RDC Material Adverse Effect (as defined in Section 13(a)(viii)).

         6. Possession; Agreements and Leases.

                  (a) At Closing, each Owner will transfer to the Partnership (or to the Partnership's designee) possession of such Owner's Premises and the Personal Property as to such Premises subject to the leases for the Premises all as previously disclosed by the Owners to the Partnership (other than those leases which expire or are terminated or modified as contemplated by the provisions of this subsection set forth below) and any new leases entered into after the date hereof (hereinafter collectively, the "Leases"), all of which Leases which are in existence on the date hereof being listed on Schedule 9(m)-2, and will assign to the Partnership (or to the Partnership's designee as the case may be) the landlord's interest in each Lease and any guarantees with regard to each Lease (all of which are identified on Schedule 9(m)-2. Set forth on Schedule 6(a) is a description of each arrangement by which brokers are entitled to be paid leasing brokerage commissions, finders or referral fees or similar commissions. The Owners shall be obligated to pay at or prior to Closing all accrued and unpaid leasing commissions, finders or referral fees or similar commission due on or prior to Closing with respect to Leases existing on the date hereof (other than those identified on Schedule 12 (i) (v)) or, at such Owner's option, either (i) deposit a sufficient amount of cash at Closing with the Partnership to pay such commissions and fees when due and payable or (ii) reduce at Closing the number of Operating Partnership Interests otherwise issuable by the Partnership to such Owner constituting such Owner's allocable share of the Contribution Consideration by an amount (based upon $7.50 per Operating Partnership Interest) equal to the amount the Partnership will be obligated to pay for such commissions and fees when due and payable. Subject to the limitations set forth in Sections 23 and 24 hereof, the Warrantors also agree to jointly and severally indemnify, defend and hold the Partnership harmless from and against any payments of any such commissions and fees payable after Closing with respect to or on account of the Leases set forth on Schedule 9(m)-2, except to the extent set forth in the immediately succeeding sentences. The Partnership, or its designee, shall, by its acceptance of such assignment, be deemed to have assumed and promised to observe and perform all covenants and obligations of the landlord under the Leases thereafter arising, including, but not limited to, the assumption of any obligations of a Contributing Entity associated with tenant security deposits and interest thereon, all of which are listed on Schedule 9(m)-2 (the "Security Deposits"), and the obligation to pay leasing brokerage commissions, finders or referral fees or similar commission with respect to or on account of the renewal of Leases set forth on Schedule 9(m)-2, on or after the Closing Date or on account of new leases executed on or after the date hereof. Each Contributing Entity and each Contributing Owner as to the Contributed Properties covenants that after the date hereof, such Owner shall not have entered into new Leases or modified or terminated any Lease (except by reason of a default by the tenant thereunder) except as hereafter provided in Section 12(i).

                  (b) Except as set forth on Schedule 9(d), there are no existing service agreements (hereinafter collectively, and together with any substitute contract mentioned below, called the "Service Agreements") which are not terminable without cause or penalty upon not more than thirty (30) days' notice. The Owners have advised the Partnership of existing Service Agreements and, except as set forth in Section 9 below, the termination of any of the Service Agreements prior to Closing by reason of the expiration of its term or by reason of a default thereunder shall not excuse the Partnership from its obligation to complete Closing and to pay the full Contribution Consideration, provided that if the service in question is necessary or appropriate to the proper operation of any Premises or the performance of a Contributed Management Contract, as the case may be, the Owner of such Premises or of the Contributed Management Contract, as the case may be, will obtain a substitute contract on terms reasonably acceptable to the Partnership prior to Closing. All rights and interests under the Service Agreements will be assigned by the Owners to the Partnership (or to the Partnership's designee) at Closing by an assignment as described in Section 4(e)(iv), and the Partnership (or its designee) shall be deemed, by its acceptance of such assignment, to have assumed and promised to observe and perform all obligations of the Owners thereunder arising after Closing.

                  (c) Each Owner agrees to diligently exercise commercially reasonable efforts to cause each tenant whose name is designated on Exhibit "L" ("Owner Major Tenants") to deliver to the Partnership at or prior to Closing a written statement ("Tenant Estoppel Certificate") substantially in the form of Exhibit "K" attached hereto. If an Owner fails to obtain a Tenant Estoppel Certificate from an Owner Major Tenant of the Premises of such Owner, after using commercially reasonable efforts to obtain the same, then such Owner shall deliver a certificate representing to the Partnership the facts that are to be covered by the Tenant Estoppel Certificates. The Owner's representations shall be deemed for all purposes hereunder to have been made under Section 9, and shall terminate as to any Owner Major Tenant as to which a Tenant Estoppel Certificate from such Owner Major Tenant shall have been subsequently delivered to the Trust so long as such Tenant Estoppel Certificate confirms in all respects the representations of the Owner concerning such Owner Major Tenant in the Owner's certificate previously delivered to the Trust.

                  (d) All realty transfer taxes or sales taxes accruing or payable regarding the contribution of the Premises of such Owner's Contributed Entity or Contributed Property shall be payable by the Partnership. It is not expected that any realty transfer taxes or sales taxes shall accrue or be payable regarding the contribution of Interests. However, if any realty transfer tax or sales tax accrues or is payable in connection with the contribution of Interests, such realty transfer tax or sales tax shall be payable by the Partnership. If any inquiry or proceeding shall be commenced with respect to realty transfer taxes or sales taxes in connection with this transaction relating to the Interests, the Partnership will not enter into any settlement or make any payment of such realty transfer taxes or sales taxes without the approval of the Contributing Owners against whom the tax has been assessed; provided, however, that if the pendency of any such proceeding threatens the Partnership's title to the Interests or title to any Premises or creates a risk of material liability to the Partnership, the Partnership may require the posting of a bond or other collateral during the pendency of such proceeding, or take any other action reasonably necessary to protect its interests. If any inquiry or proceeding shall be commenced with respect to realty transfer taxes or sales taxes in connection with this transaction relating to the Contributed Properties contributed by the Contributing Owners, and the portion of the taxes subject to such inquiry or proceeding is that typically paid by the seller of the real property in accordance with the custom of the locale in which the real property in question is located, such Contributing Owners shall undertake and shall be entitled to respond to such inquiry and defend such proceeding, and the Partnership will not enter into any settlement or make any payment of such realty transfer taxes or sales taxes without the approval of the Contributing Owners which have contributed interests in the Contributed Properties; provided, however, that if the pendency of any such proceeding threatens the Partnership's title to the Premises contributed by the Contributing Owners or creates a risk of material liability to the Partnership, the Partnership may require the posting of a bond or other collateral by one or more of the Contributing Owners during the pendency of such proceeding, or take any other action necessary to protect its interests.

         7. Adjustments to Contribution Consideration.

                  (a) (i) Taxes, Rents, etc. Real estate taxes (on the basis of the due dates of the tax bills for the period for which such taxes are assessed) on the Premises, personal property taxes on the Personal Property, minimum water and sewer rentals, rents, including, without limitation, expense pass throughs, percentage rents, income from and expenses for electricity and other sums paid by tenants, licensees and concessionaires and collected by the Owners prior to Closing under the Leases, payments due under the Service Agreements which are to be assigned to the Partnership, prepaid license fees, utility deposits and other charges for licenses and permits for the Premises which will remain in effect for the Partnership's benefit after Closing, rental under any ground lease, municipal rubbish removal charges, lease rejection awards made in any bankruptcy proceedings of a tenant, and prepaid insurance premiums for insurance which will remain in effect for the Partnership's benefit after Closing, if any, shall be apportioned pro rata between the Owners and the Partnership on a per diem basis as of midnight on the day before the Closing Date, so that the Owners shall bear all expenses with respect to the Premises and benefit from all items of income with respect to the Premises through the day before the Closing Date. To the extent that the amounts of the items to be adjusted are not reasonably ascertainable as of the Closing Date, they shall be adjusted as promptly after the Closing Date as the amounts thereof are ascertained.

                           (ii) All rents and other sums collected by the
Partnership after the Closing Date, up to the respective amounts currently due the Partnership from time to time, will be retained by the Partnership and applied on account of the rents and other sums due to the Partnership. At Closing, the Owners shall identify all tenants which are in arrears in the payment of rent or other sums due under the Leases on the Closing Date. If any tenant shall pay to the Partnership after the Closing Date a sum in excess of all rents and other sums which have accrued to the Partnership, and which excess sum is on account of arrearages which became due prior to Closing, the Partnership will remit to the Owner of such Premises such excess net of a proportionate share of the cost of collection based on the relative amounts recovered by each of the Owners and the Partnership, to be applied on account of the arrearages due to the Owner. The Owners shall not bring any suit or other proceeding against any tenant currently in occupancy under the Leases after the Closing Date on account of rental delinquencies. The Partnership assumes no obligation to collect or enforce the payment of any such moneys which may be owing to an Owner. If the Partnership employs an agent to collect rent under the Leases after Closing, such agent shall have the right to deduct and retain from the Owners' share of any rent or other payments received by the Partnership after the Closing Date a pro rata share of the compensation payable to such agent by the Partnership, based on the relative amounts recovered by each party.

                           (iii) Any refunds received by the Partnership under
any of the Service Agreements on account of payments which are applicable to periods prior to the Closing Date shall be apportioned and paid by the Partnership to the Owners.

                           (iv) All amounts collected from tenants pursuant to
provisions in the Leases (or in any reciprocal easement agreements) on account of real estate taxes shall be transferred to the Partnership on the Closing Date, subject to any prior rights of mortgagees with respect to the Remaining Mortgages. The Owners shall be responsible for the collection of all such amounts up to the Closing Date and the Partnership shall be responsible for the collection of all such amounts from and after the Closing Date. At Closing, the difference between the aggregate amount collectable by an Owner under the Leases and reciprocal easement agreements on account of real estate taxes for the tax period in which the prorated taxes are due, and the amount of real estate taxes for the Premises for the tax period in which the Closing Date occurs, shall be credited through a cash adjustment to the Owner or the Partnership, as applicable.

                           (v) Common area maintenance expenses which by the
terms of the Leases (or any reciprocal easement agreements) are recoverable in whole or in part from tenants of the Premises (or parties to reciprocal easement agreements) shall be calculated on the basis of the actual expenses incurred by the parties as of the Closing Date. The Owner shall be responsible for the collection of all such amounts up to the Closing Date and the Partnership shall be responsible for the collection of all such amounts from and after the Closing Date. The Owners and the Partnership recognize that the common area maintenance expense contributions made by tenants or parties to reciprocal easement agreements during the month in which Closing occurs will be applied by the Owners for the common area maintenance expenses incurred for the Premises during the month which precedes the month in which Closing occurs (the "Pre-Closing Month"). Notwithstanding such application, items of common area maintenance expense and income shall be prorated as of the Closing Date in conformity with generally accepted accounting principles applied on an accrual basis of accounting excluding straight lining of rent, except that the parties shall defer the cash adjustment to be made to the Partnership which arises from an Owners' application of the common area maintenance expense contributions made during the month in which Closing occurs to the expenses incurred during the Pre-Closing Month until the year-end common area maintenance reconciliation is made under the Leases. If an Owner shall have failed to have paid common area maintenance expenses incurred for any period prior to the Pre-Closing Month, or if an Owner shall have collected payments for such expenses for periods beyond Closing, then there shall be a credit to the Partnership in the form of a cash adjustment for the amount of such expense or excess.

                           (vi) If the apportionment of any percentage rents,
"escalation" payments relating to operating expenses, merchant's association dues or fees for promotion, income and expenses for electricity or other payments received by the Partnership after the Closing Date from a tenant under any of the Leases on account of periods prior to the Closing Date or on account of sums which are attributable to expenses incurred by the landlord for periods of time prior to the Closing Date, cannot be precisely determined at the Closing Date, the Owner and the Partnership shall reasonably estimate the apportionment of such sums pro rata between the Partnership and the Owner on a per diem basis as of the Closing Date. A post-closing adjustment and apportionments between the Owner and the Partnership shall be made, if necessary, between the Partnership and the Owner for such apportioned items when the amounts thereof can be ascertained.

                           (vii) The apportionment of "percentage rent", and the
amounts due by the Partnership to the Owners, respectively, under each of the Leases for "percentage rent", shall be made or paid with respect to the lease year (as defined in such Lease) in which the Closing Date falls and the post-Closing adjustment shall be made at the time that the accounting for the tenant's percentage rent obligation for the lease year is determined under the Lease. The amount to be apportioned shall be the total of the amounts collected by both the Partnership and the Owner as percentage rent for such percentage rent lease year. The Owner's portion thereof shall be an amount which bears the same ratio to the total percentage rent for the applicable percentage rent lease year as the number of days up to but excluding the Closing Date in such percentage rent lease year shall bear to the full number of days in such percentage rent lease year; and the Partnership shall be entitled to retain the remaining portion.

                           (viii) If bills for real estate taxes on the Premises
have not been issued as of the Closing Date, and if the amount of real estate taxes for the then current tax fiscal year is not then known, the apportionment of real estate taxes shall be made at Closing on the basis of the prior year's real estate taxes and a post-Closing adjustment shall be made when the actual amounts are ascertained.

                           (ix) If, at Closing, the Premises or any part thereof
is affected by an assessment which is payable in installments of which the first installment is then a charge or lien, or has been paid, then all unpaid installments of such assessments shall be prorated between the parties as of the date of Closing as follows: the Owner shall be responsible for those installments thereof for years prior to the year in which Closing occurs and the Partnership shall be responsible for those installments thereof for years following the year in which Closing occurs; the installment due for the year in which Closing occurs shall be prorated between the parties on a per diem basis.

                           (x) Any credit due to the Partnership pursuant to
this Paragraph 7(a) shall be paid, at the option of the Owners, either (i) in cash to the Partnership at Closing and not applied as a credit against the Contribution Price or (ii) by reduction at Closing in the number of Operating Partnership Interests otherwise constituting Contribution Consideration by an amount (based upon $7.50 per Operating Partnership Interest) equal to the amount of the adjustment. Any credit due to the Owners pursuant to this Paragraph 7(a) shall be paid by the Partnership to the Owners at Closing as an addition to the Contribution Price, at the Owner's election either (i) in cash or (ii) by the issuance of additional Operating Partnership Interests valued on the basis of the Market Price per Common Share averaged for twenty (20) consecutive trading days ending upon the date when the additional Operating Partnership Interests are issued into which each Operating Partnership Interest may be exchanged; provided that in no event will the issuance of additional Operating Partnership Interests to the Owners cause the Trust to own less than 51% of the total number of Operating Partnership Interests to be issued and outstanding immediately following Closing . In addition to the foregoing, all amounts held in escrow at Closing by a mortgagee of a Remaining Mortgage, shall be assigned at Closing by the Owner which is the mortgagor of such Remaining Mortgage to the Partnership upon payment to such Owner by the Partnership of an amount in cash equal to the amount of the escrow at the Closing less amounts held in escrow to fund obligations to which the Owners have contractually agreed herein to remain liable following the Closing. The amounts escrowed by mortgagees of Remaining Mortgages on the date hereof are as set forth on Schedule 7(a)(x). Any amounts due to either party under this Agreement shall be promptly paid to the party entitled thereto within ten (10) business days of the final reconciliation of the amount due.

                  (b) Security Deposits. The total sum of all tenant security deposits, together with all interest earned thereon as of the Closing Date which the Owner is obligated to pay to tenants, shall be transferred to the Partnership or its designee at Closing and not as a credit against the Contribution Price.

                  (c) Utility Meter Readings. At Closing, the Owners shall pay all charges for the water, electric, gas and other utility meters servicing the Premises (other than meters measuring exclusively utility consumption which is to be paid in full by tenants under Leases) apportioned on the basis of the prior month's readings. When the charges for the month during which Closing occurs are ascertained, the parties shall make any necessary post-Closing adjustments. The apportionment of items of expense and income for tenant contributions on account of utilities shall be handled in the same manner as items of expense and income for tenant contributions for common area maintenance are handled as described in subparagraph 7(a)(v) above.

                  (d) Tenant Improvement Costs. The Owners shall pay at or prior to Closing all tenant improvement costs, tenant allowances and other bona fide third party costs, fees and expenses incurred or to be incurred in respect of Leases entered into on or before the date hereof (including, but not limited to, fees due to developers, construction managers and others, but excluding costs, fees and expenses in connection with (i) the Elmwood Expansion and (ii) pertaining to those properties identified on Schedule 12(i)(v), which costs, fees and expenses pertaining to the Premises described in clauses (i) and (ii) are to be paid by the Partnership) or at such Owner's option, either (i) deposit a sufficient amount of cash at Closing with the Partnership to pay such costs, fees and expenses or (ii) reduce at Closing the number of Operating Partnership Interests otherwise issuable by the Partnership to such Owner constituting such Owner's allocable share of the Contribution Consideration by an amount (based upon $7.50 per Operating Partnership Interest) equal to the amount the Partnership will be obligated to pay for such costs, fees and expenses when due and payable. Subject to the limitations set forth in Sections 23 and 24, the Warrantors agree to jointly and severally indemnify, defend and hold the Partnership harmless from and against any liability associated with such costs, fees and expenses. If Closing occurs, the Partnership shall pay all tenant improvement costs, tenant allowances, and other bona fide third-party costs and expenses actually incurred in connection with procuring the tenant for those Leases entered into after the date hereof.

                  (e) Interest on Existing Mortgage. Interest under the notes secured by the Remaining Mortgages (the "Existing Note") is payable monthly or quarterly in arrears. Therefore, the interest portion of the monthly or quarterly payment to be made to the holder of an Existing Note on the Closing Date, if Closing occurs on the first day of a calendar month or quarter, or to be made on the first day of the first calendar month or first quarter after the Closing Date, if Closing does not occur on the first day of a month or quarter, shall be apportioned on a per diem basis for the monthly or quarterly period preceding such payment, and the Partnership shall be paid at Closing for the portion of such interest payment attributable to the period occurring prior to the Closing Date. The Partnership shall pay, at or prior to Closing, any assumption fees payable to a holder of a Remaining Mortgage in consideration of its consent to the transfer of the Premises to the Partnership subject to the Remaining Mortgage, but only to the extent the assumption fee is set forth on
Schedule 3(a).

         8. Conditions to Closing.

                  (a) The obligation of the Trust and the Partnership to consummate Closing hereunder is conditioned upon the following:

                           (i) All representations and warranties of all Owners
and of the Fund shall be true in all material respects as of the date hereof and as of the Closing Date.

                           (ii) Each Owner and the Fund shall have performed all
of its respective covenants and obligations to be performed at or prior to Closing, including, but not limited to, the payment of the Cash Investment by the Funds.

                           (iii) The Title Company shall be unconditionally
committed to issue, promptly following Closing, policies of title insurance or binding marked-up commitments to issue title insurance policies described in subsection 5(a)(i).

                           (iv) Except as permitted by subsection 6(c), Tenant
Estoppel Certificates acceptable to the Partnership shall have been obtained from no less than 75% of the Owner Major Tenants and Owner's certificates as described in subsection 6(c) shall have been delivered for Leases of all other Owner Major Tenants, which certificates shall be subject to the limitations set forth in Sections 23 and 24.

                           (v) Estoppel Certificates reasonably acceptable to
the Partnership shall have been obtained from lessors under any ground lease to be assigned.

                           (vi) For each portion of any Contributing Owner's
Premises located in the State of New Jersey and that constitutes an "Industrial Establishment" within the meaning of the Industrial Site Recovery Act, New Jersey Statutes annotated Sections 13:1K-6, et seq., as amended ("ISRA") if any, a Contributing Owner of such Premises shall have delivered to the Partnership (or to its designee) on or before Closing, a negative declaration approved by the New Jersey Department of Environmental Protection and Energy ("NJDEPE") pursuant to ISRA. For each portion of any Contributing Owner's Premises located in the State of New Jersey (other then vacant land) and which does not constitute an "Industrial Establishment" within the meaning of ISRA, the Contributing Owner shall deliver to the Partnership (or to its designee) on or before Closing, a determination issued by the NJDEPE that ISRA is not applicable to the transactions contemplated by this Agreement.

                           (vii) RD and KB shall have executed and delivered to
the Partnership the Non-Compete Agreement to which reference is made in subsection 12(c).

                           (viii) (a) Each Contributing Owner who will receive
Operating Partnership Interests as all or part of the Contribution Consideration shall have executed and delivered to the Trust the Investment Letter to which reference is made in subsection 12(b).

                           (ix) Each Fund, as to those Cash Investment Shares
for which a proxy shall not have been granted by such Fund to the partners thereof, shall have executed and delivered to the Trust the Voting Trust Agreement and, as to all Cash Investment Shares, the Investment Letter to which reference is made in subsection 12(b).

                           (x) Each Contributing Owner set forth on Exhibit "M"
and each Fund shall have executed and delivered the Registration Rights and Lock-Up Agreement to which reference is made in subsection 2(e).

                           (xi) The Owners and the Funds shall have delivered
the legal opinions of Battle Fowler LLP, local counsel and general counsel to Acadia Management Company

LLC, Sound View Management LLC and RDC, to which reference is made in subsection 4(a)(xiii).

                           (xii) Within thirty (30) days from the date hereof,
the Funds shall have received binding irrevocable written commitments from equity owners (evidenced by execution of partnership agreements of the Funds) to make not less than an aggregate of $100,000,000 in capital contributions for purposes of funding the Cash Investment, subject only to the conditions precedent set forth on Schedule 10(b)(v).

                           (xiii) The shareholders of the Trust shall have
approved this Agreement and the transactions contemplated hereby as required by Maryland law, the rules of the New York Stock Exchange (or such other principal exchange on which the Common Shares shall then be listed), and the Trust's Amended and Restated Declaration of Trust.

                           (xiv) Bear Stearns & Co. Inc. shall have delivered
its opinion to the Trust's Board of Trustees that the Agreement and the transactions contemplated by the Agreement are fair to the Trust's shareholders from a financial point of view.

                           (xv) No preliminary or permanent injunction or other
order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect at Closing which would prevent the consummation of the transactions contemplated by this Agreement.

                           (xvi) To the extent the assumption by the Partnership
of the obligations under any Remaining Mortgage is conditioned upon the payment of any assumption fees other than principal or interest outstanding under such Remaining Mortgage, the Partnership shall have paid such fees to the extent set forth on Schedule 3(a), and the Contributing Owner which is the owner of the Premises subject to such Remaining Mortgage shall have paid all other assumption fees from sources other than the Contribution Consideration or the Cash Investment.

                           (xvii) The Remaining Contributing Owners of the
Pennsylvania Contributing Entity shall have executed and delivered the Restated Partnership Agreement.

                           (xviii) Each Owner to whom the Operating Partnership
Interests shall be issued hereunder shall have executed and delivered the Second Amendment to the Agreement of Limited Partnership of the Partnership.

                           (xix) Each Owner which is not a signatory hereto
shall have executed and delivered to the Trust Third Party Partner Agreement to the extent such Owner has consented to the transactions contemplated by this Agreement.

                           (xx) The Owners and the Funds shall have obtained all
necessary third-party consents, waivers and/or approvals.

                           (xxi) Each of the other documents and instruments
required by this Agreement to be delivered to the Partnership or the Trust at Closing shall have been delivered

                           The Partnership, for itself and on behalf of the
Trust, may waive any condition to Closing in whole or in part (other than the condition set forth in subsection 8(a)(xx)). As to any failure of a condition affecting one or more of the Contributed Properties, Contributed Management Contracts, Contributed Notes, Premises or Interests, and provided that this Agreement is not otherwise terminated by the Trust to the extent permitted by
Section 13(a) hereof, the Partnership may decline to acquire only those Interests, Premises, Contributed Properties, Contributed Management Contracts and Contributed Notes as to which a condition to Closing has failed, and to consummate Closing as to the remaining Interests, Premises, Contributed Properties, Contributed Management Contracts and Contributed Notes; provided, however, that, except as contemplated by subsection 4(k), if the Partnership declines to acquire certain Interests, Premises, Contributed Properties, Contributed Management Contracts or Contributed Notes by reason of the failure of a condition to Closing, the Partnership shall be obligated to decline to acquire all Interests and Premises affected by the failure of such condition (and in such event, the total consideration payable hereunder shall be reduced by the Contribution Consideration attributable to such Interests, Contributed Property, Contributed Management Contracts or Contributed Notes, as the case may be, as set forth on Schedule 2(a)).

                  (b) The obligation of the Contributing Owners and of the Fund to consummate Closing hereunder is conditioned upon the following:

                           (i) All representations and warranties of the
Partnership and the Trust shall be true in all material respects as of the date hereof and as of the Closing Date;

                           (ii) The Partnership and the Trust each shall have
performed all of its respective covenants and obligations to be performed at or prior to Closing;

                           (iii) All necessary Partnership and Trust actions
shall have been taken to confirm and ratify the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, receipt of requisite approval from the Trust's shareholders;

                           (iv) No preliminary or permanent injunction or other
order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect at Closing which would prevent the consummation of the transactions contemplated hereby; and

                           (v) The Partnership shall have executed and delivered
to the Contributing Owners, to the Funds and to the partners of the Funds listed on Schedule "M" the Registration Rights and Lock-Up Agreement to which reference is made in subsection 2(e).

                           (vi) The Partnership shall have delivered the legal
opinion of Cozen and O'Connor to which reference is made in Section 4(h)(ii).

                           (vii) The Partnership shall have executed and
delivered the Restated Partnership Agreement.

                           (viii) The Trust, as general partner of the
Partnership, shall have executed and delivered the Second Amendment to the Agreement of Limited Partnership of the Partnership.

                           (ix) The Board of Trustees shall have taken all
necessary action to authorize as an exemption from the Excess Share Limitations provided in the Amended and Restated Declaration of Trust the issuance of the Cash Investment Shares and Operating Partnership Interests to be issued hereunder.

                           (x) The Trust shall not have revoked its prior
election pursuant to Section 856(c)(1) of the Code to be taxed as a REIT and shall be in material compliance with all applicable federal income tax laws, rules and regulations, including the Internal Revenue Code of 1986, as amended (the "Code"), necessary to permit it to be taxed as a REIT; and any immaterial non-compliance shall not prevent the Trust from being classified as a REIT. The Trust shall not have taken any action or have failed to take any action which would reasonably be expected to, alone or in conjunction with any other factors, result in the loss of its status as a REIT for federal income tax purposes.

                           (xi) Each of the other documents and instruments
required by this Agreement to be delivered to the Owners or the Funds at Closing shall have been delivered.

                           (xii) The Partnership shall have delivered to RDC
Tenant Estoppel Certificates executed by the tenants whose names are designated on Exhibit "N" ("Trust Major Tenants"), or if Tenant Estoppel Certificates are delivered as to less than seventy-five percent (75%) of such Trust Major Tenants, than a certificate of the Partnership representing to the Owners the facts that are to be covered by the Tenant Estoppel Certificates, which certificate shall be subject to the limitations set forth in Sections 23 and 24.

                           RDC, for itself and on behalf of all of the Owners,
may waive any condition to Closing in whole or in part.

         9. Representations and Warranties of Owners. The following representations and warranties, severally as to each Contributing Entity and such Contributing Entity's Premises,

Contributed Management Contracts and Contributed Notes, are made jointly and severally by (i) such Contributing Entity, (ii) each Contributing Owner which is a general partner of such Contributing Entity which is a partnership, each managing member and the managers, if any, of such Contributing Entity which is a limited liability company, and the principal or controlling shareholder and board of directors of such Contributing Entity which is a corporation, (iii) RD and (iv) KB and, severally as to each Owner which is a signatory to this Agreement and which is not a Contributing Entity, jointly and severally by (i) such Owner, (ii) RDC and (iii) KB (except that where any such representation and warranty is made to the knowledge of RD or KB or such Contributing Entity's or Contributing Owner's general partner, member, manager, shareholder or board of directors or such Owner, as the case may be, such representation is made severally by each as to his, her or its own knowledge). The foregoing parties making the representations and warranties are hereinafter referred to individually as a "Warrantor" and collectively as "Warrantors." Each Warrantor represents and warrants to the Trust and the Partnership as follows:

                  (a) Organization; Authority. Each Contributing Entity which is a partnership is a partnership duly formed, validly subsisting and in good standing under the laws of its jurisdiction of formation and has the requisite partnership power and authority to enter into and perform its obligations under this Agreement. Each Contributing Entity which is a limited liability company is a limited liability company duly formed and subsisting under the laws of its jurisdiction of formation and has the requisite power and authority to enter into and perform its obligations under this Agreement. Each Contributing Entity which is a corporation is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement. Each Contributing Entity has all power and authority to own and lease its Premises and carry on its business as it is now being conducted.

                  (b) Due Authorization; Binding Agreement. Except as to those Owners identified on Schedule 9(b), for which a consent from one or more of such Owner's partners, shareholders or members must be obtained under the organizational document of such Owner and as to which RD and KB are obligated to use commercially reasonable efforts to obtain pursuant to Section 4(k), the execution, delivery and performance of this Agreement by each Owner and of each of the other agreements and instruments to be executed and delivered in connection herewith have been duly and validly authorized by all necessary action of the Owner. This Agreement has been duly executed and delivered by each such Owner, or an authorized representative of each such Owner and constitutes a legal, valid and binding obligation of such Owner, enforceable against such Owner in accordance with the terms hereof.

                  (c) Consents and Approvals. No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by any such Owner prior to or as a condition to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except as have been made, obtained or given or except as set forth on Schedule 9(c), all of which shall have been made, obtained or given on or prior to Closing, or as set forth on
Schedule 9(b) for which a consent from one or more of such Owner's partners, shareholders or members must be obtained under the organizational document of such Owner and as to which RD and KB are obligated to use commercially reasonable efforts to obtain pursuant to Section 4(k).

                  (d) No Violation. None of the execution, delivery or performance of this Agreement by each such Owner does or will, with or without the giving of notice, lapse of time or both, (i) violate, conflict with or constitute a default under any term or condition of (A) except as to those Owners identified on Schedule 9(b), for which a consent from one or more of such Owner's partners, shareholders or members must be obtained under the organizational document of such Owner and as to which RD and KB are obligated to use commercially reasonable efforts to obtain pursuant to Section 4(k), the organizational documents of such Owner or any material provision of any Significant Agreement (as defined below) or other agreement to which such Owner is a party or by which it or its assets or properties are bound, or (B) any terms or provisions of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to such Owner or (ii) result in the creation of any lien or other encumbrance upon the assets or properties of such Owner.

                           For purposes hereof, "Significant Agreement" means
and includes any of the following to which a Contributing Entity is a party or by which a Contributing Entity or any of its assets or properties may be bound, in each such case as amended and currently in effect, inclusive of any waivers relating thereto:

                           (i) all agreements, instruments and documents
evidencing, securing, or pertaining to the contractual obligations of a Contributing Entity that involve annual payments or receipts in excess of $25,000 (including, but not limited to, Contributed Management Contracts and Contributed Notes);

                           (ii) all leases where the Contributing Entity is the
lessee (including capital leases) which are not terminable without penalty on not more than ninety (90) days' notice and that involve annual payments and receipts in excess of $25,000;

                           (iii) all ground leases where the Contributing Entity
is a ground lessee;

                           (iv) all reciprocal easement agreements affecting the
Premises; and

                           (v) all agreements representing obligations for
borrowed money in excess of $25,000.

There are no Significant Agreements of any Contributing Entity other than the Existing Mortgages, the Leases, agreements which are Permitted Encumbrances, the Service Agreements, the Contributed Management Contracts, the Contributed Notes and any other agreement set forth in Schedule 9(d).

                  (e) Absence of Undisclosed Liabilities and Contractual Obligations. Except for immaterial liabilities arising in the ordinary course of business, which shall not exceed $250,000 in the aggregate as to all of the Contributing Entities, and except for those matters disclosed in this Agreement and the Exhibits and Schedules hereto, no Contributing Entities have any liabilities of any nature, whether matured or unmatured, fixed or contingent, which would have, individually or in the aggregate, a material adverse effect upon the Owner or such Owner's Premises.

                  (f) Litigation. There are no claims, actions, suits, proceedings or investigations pending or, to such Warrantor's knowledge, threatened in writing before any court, governmental unit or any arbitrator against any Owner or its assets or properties or with respect to the transactions contemplated by this Agreement except the matters, if any, set forth on Schedule 9(f), none of which, individually or in the aggregate, would have a material adverse effect or would prohibit or restrain the consummation of the transactions contemplated hereby.

                  (g) Attachment, Execution, Etc. No attachments, execution proceedings, assignments for the benefit or creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or, to the knowledge of the Warrantors, threatened in writing against any Owner or any of its assets, nor are any of such proceedings contemplated by any Owner.

                  (h) All Equity Owners. Except as set forth on Schedule 4(k), the Contributing Owners are all of the partners, members or shareholders of the Contributing Entities or hold all of the equity interests in the Contributed Properties.

                  (i) Operation of Premises; Compliance with Laws; Violations, Etc.

                           (i) As to each Contributing Entity, such Contributing
Entity's sole business is the operation and ownership of its Premises. Except for the violations set forth on Schedule 9(i)(i), none of which, individually or in the aggregate, are material, each Owner has complied in all material respects with all laws applicable to the conduct of the business of such Owner and the Owner's use and operation of its Premises and has obtained all licenses, certificates, approvals and permits required for the conduct thereof, (1) except where the failure to do so would not have, individually or in the aggregate, an RDC Material Adverse Effect on the Owners or the Premises taken as a whole, (2) except as described in engineering reports delivered to the Partnership in connection with this Agreement, and (3) except to the extent that non-compliance is a result of a change after the date hereof in the interpretation or enforcement of existing laws and regulations and such Owner, before such change, reasonably believed that it was in compliance. Such licenses, certificates, approvals and permits are in full force and effect, such Owner has not taken any action that would (or failed to take any action the omission of which would) result in the revocation of such licenses, certificates, approvals or permits and such Owner has not received any notice of violation from any federal, state or municipal entity or notice of an intention by any such government entity to modify or revoke any certificate, approval, license or permit issued by it to such Owner that in each case has not been cured or otherwise resolved to the satisfaction of such government entity, except where such failure or such action would not have a material adverse effect on such Owners or the Premises taken as a whole.

                           (ii) Except as set forth on Schedule 9(i)(ii), no
such Owner has received and, to the knowledge of Warrantors, none of Owner's employees has received any written notice with respect to such Owner's Premises or associated parking rights from any public authority concerning any eminent domain or condemnation proceeding, or any uncorrected violation of any ordinance, public regulation, statute, permit, site plan approval, plan of development, zoning or subdivision regulation, parking requirement or urban redevelopment plan applicable to the Premises; and, except for the Permitted Encumbrances, neither such Owner nor, to the knowledge of Warrantors, any previous owner of the Premises, has sold, transferred, conveyed, or entered into any agreement regarding transfer of "air rights," "excess floor area ratio," parking rights or other development rights relating to the Premises.

                           (iii) Except as set forth on Schedule 9(i)(iii), each
such Owner has complied with all work orders, requirements and demands of each and every insurance company insuring all or any part of the Premises.

                           (iv) To the knowledge of Warrantors, the continued
maintenance, operation and use of any buildings, structures or other improvements on the Premises for their respective present purposes will not violate in a material manner any federal, state, county or municipal laws, ordinances, orders, codes, regulations or requirements affecting all or any portion of the Premises, including, without limitation, housing, building, safety, health, environmental, fire or zoning ordinances, codes and regulations of the respective jurisdictions within which the Premises are located (collectively, "Applicable Laws"), or the certificate(s) of occupancy issued for the Premises.

                           (v) Except as set forth on Schedule 9(i)(v), there
are no material unperformed obligations relative to the Premises outstanding pursuant to any written agreements with any governmental or quasi-governmental body or authority.

                  (j) Environmental Matters. Each Owner has obtained and delivered to the Partnership the environmental report listed next to the name of such Owner on Schedule 9(j) (the "Environmental Report"). Except as disclosed in the Environmental Report, (i) such Owner has not done anything to cause or permit and, to the knowledge of Warrantors, no other person or entity has done anything to cause or permit Hazardous Materials (as defined below) to be now, or in the past, located on, in or under the Premises or released into the environment, or discharged, placed or disposed of at, on or under the Premises (except in small amounts used in the ordinary course for the operation or maintenance of the Premises by such Owner in accordance with all applicable laws or used by tenants of the Premises in the ordinary course of operation of their business, which use by tenants is, and has been, to the knowledge of Warrantors, in accordance with all Applicable Laws); (ii) except as set forth on Schedule 9(j), to the knowledge of Warrantors, there are no underground storage tanks located at the Premises now or in the past; (iii) such Owner has not done anything to cause or permit and, to the knowledge of Warrantors, no other person or entity has done anything to cause or permit the Premises to be used to store, treat or dispose of Hazardous Materials (except in small amounts used in the ordinary course for the operation or maintenance of the Premises by such Owner in accordance with all Applicable Laws or used by tenants of the Premises in the ordinary course of operation of their business, which use by tenants is, and has been, to the knowledge of Warrantors, in accordance with all Applicable Laws); and (iv) such Owner has not done anything to cause or permit and, to the knowledge of Warrantors, no other person or entity has done anything to cause or permit the Premises and its prior uses to fail to materially comply with, at all times, any applicable Environmental Laws (as defined below) or any other governmental law, regulation or requirement relating to environmental matters or Hazardous Materials. Except as described in the Environmental Reports, there currently exist no facts or circumstances that could reasonably be expected to give rise to a material non-compliance with Environmental Laws, material environmental liability or material Environmental Claim (as defined below).

         The term "Hazardous Materials" shall mean any substance, material, waste, gas or particulate matter which is regulated by any local governmental authority, the State or Commonwealth in which the subject Premises is located, or the United States Government, including, but not limited to, any material or substance which is or contains: (i) a "hazardous waste", "hazardous material", "hazardous substance", "extremely hazardous waste", or "restricted hazardous waste" or words of similar import, as defined under any provision of any applicable Environmental Law; (ii) petroleum or petroleum products; (iii) asbestos; (iv) polychlorinated biphenyls; (v) radioactive material; (vi) radon gas; (vii) a "hazardous substance" designated pursuant to Section 311 of the Clean Water Act, 33 U.S.C. ss.1251 et seq. (33 U.S.C. ss.1317); (viii) a "hazardous waste" defined pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq. (42 U.S.C. ss.6903); or (ix) a "hazardous substance" defined pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss.9601 et seq. (42 U.S.C. ss.9601). The term "Environmental Laws" shall mean all statutes specifically described in the foregoing sentence and all federal, state and local environmental health and safety statutes, ordinances, codes, rules, regulations, orders and decrees regulating, relating to or imposing liability or standards concerning or in connection with Hazardous Materials. The term "Environmental Claim" shall mean any administrative, regulatory or judicial action, suit, demand, demand letter, claim, lien, notice of non-compliance or violation, investigation or proceeding relating in any way to any applicable Environmental Law or any permit issued under any such applicable Environmental Law including, without limitation, (a) by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment as a result of the presence of Hazardous Materials.

                  (k) Engineering Matters.

                           (i) Each Owner has obtained and delivered to the
Partnership the engineering report(s) listed next to the name of such Owner on
Schedule 9(k) (the "Engineering Report"). Except as disclosed in the Engineering Report, there are neither material patent nor, to the knowledge of Warrantors, latent defects in, mechanical failures of or damages to the Improvements (as hereinafter defined), including the roof, structure, elevators, walls, heating, ventilation, air conditioning, plumbing, electrical, drainage, fire alarm, communications, sprinkler, security and exhaust systems, or other improvements on or forming a part of the Premises, all of which, to the knowledge of Warrantors, have been constructed in a good and workerlike manner consistent with generally accepted practices for first-class construction. Except as described in the Engineering Report, to the knowledge of Warrantors, all of the personal property used in connection with the operation of the Premises and all improvements thereon are in good condition and working order, ordinary wear and tear excepted.

                           (ii) All telephone and other public utilities and all
storm water drainage required by law or necessary for the operation of the Premises (A) except as to the Premises described on Schedule 5(b), are installed, connected and operating, with all installation and connection charges paid in full, including, without limitation, connection and the permanent right to discharge sanitary waste into the collector system of the appropriate sewer authority, (B) are being utilized in compliance with all applicable governmental and environmental protection authorities' laws, rules, regulations and requirements, and (C) are adequate and, to the knowledge of Warrantors, will continue to be adequate to service the Premises as improved and presently used. To the knowledge of Warrantors, no moratorium, proceeding or other fact or condition exists which (x) threatens to impair continued furnishing of such services to the Premises at regular rates and fees, or (y) could result in the discontinuance of such services presently available or necessary. Except as set forth on Schedule 9(k)(iii), water and sanitary sewer are public.

                  (l) Real Estate Taxes and Assessments.

                           (i) The copies of the real property tax bills for the
Premises for the current tax year which have been furnished by each such Owner to the Partnership are true, correct and complete copies of all of such tax bills. All real estate taxes due and payable as of the Closing have been paid in full and, except as set forth on Schedule 9(l)(i), there are no pending or, to the knowledge of Warrantors, threatened proceedings for an increase in the assessed valuation of the Premises for the current or prior tax years.

                           (ii) Except as set forth on Schedule 9(l)(ii), the
Premises alone constitute one or more entire tax parcel(s) for real estate tax purposes, and are not taxed as part of a larger tax parcel.

                           (iii) Except as set forth on Schedule 9(l)(iii), no
Owner has received any written notice that, and the Warrantors have no knowledge that: (A) public improvements in the nature of off-site improvement, or otherwise, have been ordered to be made or have heretofore been assessed; and
(B) special or general assessments (other than regular, annual real estate taxes) are pending against or affecting the Premises or are being considered in formal municipal or quasi-municipal proceedings.

                  (m) Leases

                           (i) Except for the Leases (and any seasonal sales
leases which will be terminated prior to Closing), no Owner has entered into any contracts for the sale or leasing of the Premises or any portion thereof. There are no outstanding rights of first refusal or options to purchase all or any portion of the Premises except as set forth in Schedule 9(m)-1, none of which becomes exercisable solely by reason of the transactions contemplated by this Agreement, and except for those rights and options pertaining to portions of any Premises constituting less than 5,000 square feet of gross leaseable area. The exercise of termination rights by one or more tenants under Leases pursuant to rights to terminate for reasons other than casualty or condemnation or a default by the Owner of the Premises will not have an RDC Material Adverse Effect on all Premises in the aggregate or the cash flow therefrom, taken in the aggregate.

                           (ii) Subject to the right of governmental and law
enforcement authorities to enter the Premises for lawful business, as of the Closing, no persons or entities, other than such Owner and the tenants under the Leases and their permitted subtenants and licensees, shall have any right to the possession, use or occupancy of the Premises or any portion thereof for any reason whatsoever.

                           (iii) Schedule 9(m)-2 (the "Rent Roll") is true and
correct in all material respects as of the date noted thereon and discloses all Leases. The Leases include all subleases, tenancies, licenses and other rights of occupancy or use for all or any portion of the Premises pursuant to which such Owner is landlord or licensor, all as amended, renewed and extended to the date of the Rent Roll, whether oral or written. There has been no material adverse change in the information set forth in the Rent Roll between the effective date of the Rent Roll and date of Closing. The Rent Roll specifies at least the following information as to each Lease:

                                    (A) a description (by rentable square feet)
of the leased space;

                                    (B) the name of the current tenant of the
space (the "Tenant");

                                    (C) the expiration dates of the current term
and any renewal terms thereof;

                                    (D) the basic and additional rents (which
include all escalators, pass-throughs of taxes, expenses or other items, and percentage rents, and all other sums payable by the Tenant to the lessor, including, without limitation, utility charges) during the original and any renewal terms thereof (collectively, "Rents"), and the extent of any delinquencies thereof and the period of delinquency;

                                    (E) rights of tenants for early termination
other than by reason of casualty or condemnation; and

                                    (F) rights of tenants to purchase the
Premises, if any;

                           (iv) Each Security Deposit has been and is held (or
applied) by Owner or its agent in compliance with the respective Lease and applicable law. There are no unfulfilled obligations as to Security Deposits to tenants under Leases the terms of which have expired or been terminated and there is no suit, action or other claim made, or, to the knowledge of Warrantors, pending or threatened with respect to any such Security Deposit, except as set forth on Schedule 9(m)-2.

                           (v) The following is true with respect to each Lease:

                                    (A) the Lease is valid and subsisting and in
full force and effect in accordance with its terms. No Lease has been modified, in writing or otherwise, except as set forth on the Tenant Estoppel Certificate for such Lease and Schedule 9(m)-2;

                                    (B) except as set forth on Schedule 9(m)-4,
all obligations of the lessor thereunder arising on or prior to the date hereof have been performed and paid for in full by such Owner on or prior to Closing;

                                    (C) except as set forth in Schedule 9(m)-3
and except for delinquencies in payment of rent of less than thirty (30) days, to the knowledge of Warrantors, there has been no material default on the part of the tenant thereunder or event which, with the giving of notice or the lapse of time, or both, would constitute a default on the part of the tenant thereunder and, except as set forth in Schedule 9(m)-3 the tenant has not asserted in writing and, to the knowledge of Warrantors, has no defense to or offset or claim against its rent or the performance of its other obligations under the Lease;

                                    (D) except as set forth on Schedule 9(m)-3,
no tenant has prepaid any rent for more than one (1) month if the lease term has commenced and two (2) months if the lease term has not yet commenced.

                                    (E) except as set forth on Schedule 9(m)-3,
the Warrantors have no knowledge of any tenant or any guarantor of a Lease to an Owner Major Tenant being or becoming unable or unwilling to perform any of its obligations under the Lease for any reason;

                                    (F) to the knowledge of Warrantors, except
as set forth on Schedule 9(m)-3, no other person has released or discharged any guarantor, voluntarily or involuntarily or by operation of law, from any obligation with respect to the Lease that such guarantor has guaranteed except in accordance with the terms of such guarantee;

                                    (G) at the time of Closing, no rents will
have been assigned, pledged or encumbered except to the Existing Mortgagee of each Premises;

                                    (H) except as set forth on Schedule 9(m)-3,
all of the Leases are assignable by such Owner without the consent of any other party (except the Existing Mortgagee of the Premises) (all of which consents shall be obtained at or prior to Closing) and after such assignment all rights and benefits thereunder shall automatically inure to the benefit of the Partnership or its designee and the Partnership or such designee shall assume all such obligations thereunder from and after the Closing Date; and

                                    (I) except as set forth on Schedule 9(m)-3,
no Owner owns, directly or indirectly, (1) five percent (5%) or more of the total combined earnings of all classes of stock entitled to vote, or five percent (5%) or more of the total number of shares of all classes of stock, of any tenant of the Premises or (2) an interest of five percent (5%) or more in the assets or net profits of any tenant of the Premises.

                           (vi) Except as set forth in Schedule 9(m)-3, there
has been no material default or event which, with the giving of notice or the lapse of time, or both, would constitute a default on the part of the Owner as lessee under any ground lease.

                  (n) Title

                           (i) Such Owner has indefeasible, good and marketable
legal and equitable title to its respective interest in the Premises such as will be insured as such by the Escrow Agent on the form of Owner's Policy specified in subsection 5(a), subject only to the Permitted Encumbrances and the Leases.

                           (ii) There is no pending or, to the knowledge of
Warrantors, threatened eminent domain proceeding affecting the Premises or any part thereof or affecting the sidewalks or any streets or public ways in front of or adjoining the Premises.

                           (iii) There has been no material violation by such
Owner or the Premises of any provision, condition or agreement contained in any restrictive covenant, cross- easement agreement or similar instrument or agreement affecting the Premises or any portion thereof, which would have a material adverse effect on such Owner or such Premises.

                           (iv) (A) The Premises enjoys the benefit of all
easements and cross- easements necessary for operating the Premises as currently operated, and (B) all such easements and cross-easements are in full force and effect, will survive the transactions contemplated by this Agreement and will inure to the benefit of the Partnership.

                           (v) The Personal Property located on the Premises,
other than that owned by tenants, utility companies or contractors, is owned or leased by such Owner or by an affiliate which is also an Owner hereunder or which is separately contributing such Personal Property to the Partnership or its designee, includes all the types and approximate quantities of personal property heretofore owned or leased by such Owner and used in the ownership, operation and maintenance of the improvements located on the Premises (the "Improvements") and, if owned or leased by such Owner, is, or as of Closing will be owned or leased by such Owner free and clear of any liens or security interests of any kind, except for Permitted Encumbrances.

                           (vi) Except as set forth on Schedule 9(n)-1, the
Premises are located along and have unimpeded access to one or more adjoining public streets. To the knowledge of Warrantors, any curb-cut and street-opening permits or licenses required for vehicular access to and from the Premises to any adjoining street or to any parking spaces utilized in connection with the Premises have been obtained and paid for by the Owner, are in full force and effect and shall inure to the benefit of the Partnership. To the knowledge of Warrantors, no fact or condition exists which would result in the termination or material impairment of access to the Premises from adjoining public or private streets or ways.

                           (vii) To the knowledge of Warrantors, each Premises
is an independent unit which does not now rely on any facilities (other than facilities covered by Permitted Encumbrances including, without limitation, any reciprocal easement agreements or facilities of municipalities or public utility and water companies and other than parking areas which the Premises makes legal use of under any reciprocal easement agreements) located on any property not included in such Premises to fulfill any municipal or governmental requirement or for the furnishing to the Premises of any essential building systems or utilities or services.

                           (viii) (A) Except as set forth on Schedule 9(n)-2,
and on Schedule 9(m)-1 to the extent set forth in the Leases and except for Permitted Encumbrances, and other than rights of first refusal or options to purchase pertaining to portions of any Premises constituting less than 5,000 square feet of gross leaseable area, there are no purchase contracts, options, or any other agreements of any kind, written or oral, recorded or unrecorded, whereby any person or entity other than the Partnership will have acquired or will have any basis to assert any right, title or interest in, or right to possession, use, enjoyment or proceeds of all or a portion of the Premises. (B) Except as set forth on Schedule 9(n)-1 or 9(n)-2 where such right survives Closing, at Closing there will not be any rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or to otherwise acquire any interest or profit participation of any kind in the Premises (or any portion thereof).

                  (o) Financial Matters

                           (i) There is no income derived from the Premises
other than rental income and interest income. All the rental income derived from the Premises constitutes "rent from real property" as defined in ss.856(d)(1) of the Code. All the interest income derived from the operation of the Premises constitutes "interest" as defined in ss.856(c)(2)(B) of the Code.

                           (ii) The Owners covenant that Owners' profit from
electricity distributed by the Owners to tenants under the Leases is in compliance with all Applicable Laws and that the provision by landlords of electricity to their tenants in this manner is usual and customary in the geographical area in which the Premises are located. The Owners also represent that the profits received by the landlord from the sale of the electricity to its tenants does not exceed in any year one percent (1%) of the total amount received or accrued during the year.

                  (p) Insurance

                           (i) Schedule 9(p) sets forth an accurate and complete
list of the insurance policies relating to the Premises or any part thereof and naming the Owner for such Premises as an insured; all such policies are in full force and effect and all premiums thereunder have been paid to the extent due; and no notice of cancellation has been received with respect thereto and, to the knowledge of Warrantors, none is threatened in writing.

                           (ii) No Owner has received any notice from any
insurance company of any defect or inaccuracies in any of the Premises, or any parts thereof, which would adversely affect the insurability of any of the Premises, or would increase the cost of insurance beyond that which would ordinarily and customarily be charged for similar properties in the vicinity of such Premises. All of the Premises are fully insured in accordance with prudent and customary practice.

                  (q) Service Agreements; Contributed Management Contracts; Contributed Notes

                           (i) A current, complete and correct copy of each
Service Agreement has been delivered to the Partnership and there are no material construction, management, leasing, service, equipment, supply, maintenance or concession agreements (oral or written, formal or informal) with respect to or affecting all or any portion of the Premises (collectively, "Contracts") except as delivered to the Partnership. Each Service Agreement is valid and binding and as of Closing all amounts due and payable on or prior to the Closing Date will have been paid. Neither any such Owner nor any of its agents is in default under any Service Agreement or has received any written notice from any party to any Service Agreement claiming the existence of any default or breach thereunder which would have a material adverse effect on such Owner or the Premises and no event or omission has occurred which, with the giving of notice or the lapse of time or both would constitute such a default. Except as disclosed on Schedule 9(q), all Contracts are terminable without cause on thirty (30) days' notice or less without payment of any penalty or termination payment.

                           (ii) A current, complete and correct copy of each
Contributed Management Contract, to the extent available on the date hereof, has been delivered to the Partnership and otherwise shall be delivered to the Partnership on or prior to Closing. Each Contributed Management Contract is (or will be, as applicable) valid and binding and, as of Closing, all amounts due and payable on or prior to Closing will have been paid and all obligations to be performed on or prior to Closing will have been performed. Neither any Owner nor any of its agents is in default under any Contributed Management Contract nor has any of the foregoing received written notice from any party thereto claiming the existence of any default or breach thereunder which would give rise to a termination of such Contributed Management Contract, and no event or omission has occurred which, with the giving of notice of the lapse of time or both, would constitute such a default.

                           (iii) A current, complete and correct copy of each
Contributed Note has been delivered to the Partnership. Each Contributed Note is valid and binding and, as of Closing, all amounts due and payable on or prior to Closing in respect of the Contributed Note shall have been paid and all obligations to be performed on or prior to Closing by the obligor thereunder will have been performed. The obligor is not in default under any Contributed Note, and no event or omission has occurred which, with the giving of notice of the lapse of time or both, would constitute such a default.

                  (r) Employee and Employment Matters

                           (i) There are no collective bargaining agreements or
other agreements requiring arbitration of employment disputes, or employment agreements or severance agreements which have not been fully performed, to which any Owner is a party or by which it is bound. Set forth on Schedule 9(r) is also a list of all employees of each such

Owner, broken down by location, together with their title, original date of hire, length of service and vacation benefits accrued to date (if payable in cash upon termination of employment), and a list of all other individuals employed by such Owner as independent contractors and who are expected to perform services for the Owner, if any. Each such Owner has previously delivered to the Partnership true and correct copies of all of the documents referred to on Schedule 9(r) and all of the personnel policies, employee and/or supervisor handbooks, procedures and forms of employment applications relating to the employees of each such Owner. Except as set forth on Schedule 9(r), there is no union representing or purporting to represent any of the employees of any such Owner and each such Owner is not subject to or currently negotiating any collective bargaining agreements with any union representing or purporting to represent the employees of any of the foregoing.

                           (ii) Except as set forth on Schedule 9(r):

                                    (A) There are no strikes, slow downs or
other work stoppages, grievance proceedings, arbitrations, labor disputes or representation questions pending or, to the knowledge of Warrantors, threatened against or involving any such Owner;

                                    (B) To the knowledge of Warrantors, each
such Owner has complied in all material respects with all laws relating to labor, employment and employment practices, including, without limitation, any provisions thereof relating to wages, hours and other terms of employment, collective bargaining, nondiscrimination, and the payment of social security, unemployment compensation and similar taxes, and such Owner is not (1) liable for any arrearages of wages or any taxes or penalties for failure to comply with any of the foregoing or (2) delinquent in the payment of any severance, salary, bonus, commission or other direct or indirect compensation for services performed by any employee to the date hereof, or any amount required to be reimbursed to any employee or former employee; and

                                    (C) There are no charges, suits, actions,
administrative proceedings, investigations and/or claims pending or, to the knowledge of Warrantors, threatened against such Owner, whether domestic or foreign, before any court, governmental agency, department, board or instrumentality, or before any arbitrator (collectively "Actions"), concerning or in any way relating to the employees or employment practices of such Owner with respect thereto, including, without limitation, Actions involving unfair labor practices, wrongful discharge and/or any other restrictions on the right of the Owner to terminate its employees, employment discrimination, occupational safety and health, and workers' compensation.

         Except as shown on Schedule 9(r), there are no express or implied agreements, policies, practices, or procedures, whether written or oral, pursuant to which any employee of any Owner is not terminable at will.

         Except as may be a liability not assumed by the Partnership or any affiliate thereof (and as to which the Partnership shall be entitled to indemnification hereunder), no Owner is a party to any oral or written (A) agreement with any executive officer or other key employee of such Owner (1) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving such Owner of the nature of the transactions contemplated by this Agreement, (2) providing any term of employment or compensation guarantee extending for a period longer than one year, or (3) providing severance benefits or other benefits after the termination of employment of such executive officer or key employee regardless of the reason for such termination of employment; or (B) agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

         No Owner has taken any action which required or, taken together with the transactions contemplated hereby, would require the giving of any notice under the Worker Adjustment Retraining and Notification Act or any comparable state or local law or regulation.

                  (s) ERISA; Benefit Plans.

                           (i) Neither any Owner nor any ERISA Affiliate (as
hereinafter defined) maintains, sponsors, contributes to or has any liability under any agreement, plan, practice or program, whether written or oral, providing for bonus payments, child or dependent care benefits, death benefits, accidental death and dismemberment benefits, deferred compensation benefits, disability or other wage continuation benefits, educational assistance or tuition benefits, health benefits, paid holidays benefits, incentive compensation payments, leave of absence rights, medical expense payments, reimbursement benefits, profit sharing, pension plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) benefits or other benefits, retiree medical or retiree life insurance benefits, stock option, stock appreciation rights or stock purchase benefits, severance or termination pay or benefits (including post-employment consulting arrangements or benefits), or vacation benefits, except as set forth on Schedule 9(s). The items set forth on Schedule 9(s) are individually referred to as an "Employee Benefit Plan" and collectively referred to as "Employee Benefit Plans". Schedule 9(s) includes, but is not limited to, each plan maintained by each such Owner or an ERISA Affiliate (as hereinafter defined), which is an "an employee benefit plan" as such term is defined in Section 3(3) of ERISA, other than a "multi-employer plan" within the meaning of Section 3(37) of ERISA. Each such Owner has delivered to the Partnership a true and complete copy of each Employee Benefit Plan, including all texts, amendments and other agreements (whether formal or informal) adopted in connection therewith. No employee or former beneficiary thereof participates in or has any rights to benefits with respect to employment with such Owner under any agreement, plan, practice, or program not listed on Schedule 9(s), other than a multi-employer plan. No person who is not a current or former employee (or a beneficiary thereof) of such Owner participates in or is entitled to any benefits under any Employee Benefit Plan listed on
Schedule 9(s). For purposes of this Agreement, "ERISA Affiliate" means each person, company and trade or business which together with the Owner, are treated as a single employer under Section 414(b), (c), (m), (n) and (o) of the Code.

                           (ii) Each Employee Benefit Plan has complied and
currently complies in form, and in all material respects in operation and administration, with all applicable provisions of applicable law, including the Code and ERISA and any contractual obligation. Each such Owner has delivered to the Partnership with respect to each Employee Benefit Plan subject to ERISA true and correct copies of (A) the annual return/report (Form 5500 Series) with attached schedules and a financial statement for the three most recent fiscal years, (B) the summary plan descriptions and all written announcements or disclosures to participants, (C) the most recent Internal Revenue Service ("IRS") determination letter, (D) each written description intended to describe any Employee Benefit Plan and (E) all correspondence from the IRS, Department of Labor and the Pension Guaranty Benefit Corporation ("PGBC").

                           (iii) Each Employee Benefit Plan intended to be tax
qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified and each trust created thereunder has been determined to be exempt from tax and, to the knowledge of Warrantors, nothing has occurred which would cause the loss of such qualification or tax-exempt status. With respect to each Employee Benefit Plan that is subject to Section 412 of the Code or Title IV of ERISA (collectively, "Pension Plan") there has been no failure to make any contribution or pay any amount due as required by Section 412 of the Code,
Section 302 of ERISA or the terms of any such Pension Plan, and no request or receipt of any funding waiver has been requested or received from the IRS. The present value of the benefit liabilities (as defined in ERISA) of each Pension Plan that is subject to Title IV of ERISA, as of any determination date, is less than the fair market value of the assets of such Pension Plan, all determined using the actuarial assumptions that would be used by PBGC in the event of a termination of the Pension Plan on such determination date. Within the past five
(5) years, neither any Owner nor any ERISA Affiliate has transferred any assets or liabilities of a Pension Plan subject to Section 412 of the Code which had, at the date of such transfer, accrued benefits in excess of the fair market value of its assets as of any determination date, determined using the actuarial assumptions that would be used by PBGC in the event of a termination of the Pension Plan on such determination date or has engaged in a transaction which may reasonably be subject to Section 4212(c) or 4069 of ERISA. There has been no reportable event (as defined in Section 4043 of ERISA) within the last five (5) years. Such Owner does not sponsor, maintain or have obligations, direct, contingent or otherwise, with respect to any Employee Benefit Plan that is subject to the laws of any country other than the laws of the United States. With respect to the Employee Benefit Plans subject to Title I Part 4 of ERISA or
Section 4975 of the Code, neither such Owner nor any other person has (i) engaged in a "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA which would subject the Partnership, the Trust or such Owner to liability for a material tax or penalty imposed by Section 4975 of the Code or Section 502 of ERISA, or
(ii) committed a breach of its fiduciary duties (as defined in Section 404 of ERISA) which could subject the Partnership, the Trust or such Owner to any material liability. Except as required by law, neither such Owner nor any ERISA Affiliate has made any written or other binding commitment to amend any Employee Benefit Plan.

                           (iv) No Employee Benefit Plan provides for
post-employment medical, health or life insurance benefits for present or future retirees or present or future terminated employees, except for continuation coverage provided pursuant to the requirements of Section 4980B of the Code or Sections 601-608 of ERISA or a similar state law, or continued coverage under an insurance policy for a period not to exceed sixty days (60) following termination of employment. Each Owner and its respective ERISA Affiliates have complied in all material respects with the notice and contribution requirements of Section 4980(B) of the Code and Sections 601-608 of ERISA. Any contribution or payment required to be made by such Owner to or on behalf of any Employee Benefit Plan has been made on or before its due date. Adequate accruals for all contributions or payments required to be made by such Owner to or on behalf of any Employee Benefit Plan and multi-employer pension plan to which the Owner and/or any of its ERISA Affiliates makes contributions to or has any liabilities with respect thereto ("MEPPA Plan") for all periods prior to December 31, 1997 have been made on the books and records of such Owner and the same will be reflected on any financial statements of such Owner delivered to the Trust on or after the date hereof.

                           (v) With respect to the Employee Benefit Plans, no
actions, suits or claims: (i) with respect to the assets or liabilities thereof (other than routine claims for benefits); (ii) against any such Owner or an ERISA Affiliate; or (iii) against any fiduciary with respect to any Employee Benefit Plan are pending or threatened in writing, and Warrantors have no knowledge of any facts which could be reasonably be expected to give rise to or result in any such actions, suits or claims. Neither any such Owner nor any ERISA Affiliate: (i) has incurred a complete or partial withdrawal, as those terms are defined in Section 4203 or 4205, respectively, of ERISA with respect to which there remains any outstanding liability; (ii) has engaged or intends to engage in a transaction or course of conduct which could result in liability under Title IV of ERISA to a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA; (iii) has any outstanding liability under Title IV of ERISA, contingent or otherwise; or (iv) will incur any liability with respect to any Employee Benefit Plan or MEPPA Plan solely as a result of undertaking the transactions contemplated by this Agreement.

                  (t) Financial Statements; Cash Flow.

                           (i) The unaudited operating statements of each of the
Contributing Entities previously delivered to the Partnership fairly presented, in all material respects, the results of operations (excluding non-cash adjustments), net operating income and cash flows of each of the Contributing Entities to which they relate for the periods set forth therein.

                           (ii) Except as otherwise disclosed elsewhere herein
or in any Exhibit or Schedule hereto, since the date of the last unaudited operating statements of each of the Contributing Entities delivered to the Partnership, there has been no change in the aggregate cash flow of all of the Premises and no variation in the aggregate income from all of the Leases which could, in either case, constitute an RDC Material Adverse Effect and, since the date of said last unaudited operating statements, each of the Premises has been operated in the ordinary course of business consistent with past practice.

         10. Representations and Warranties of Contributing Owners; Representations and Warranties of the Funds.

                  (a) Representations and Warranties of Contributing Owners. Each Contributing Owner executing this Agreement severally, and not jointly and severally, and each of KB and RD, jointly and severally with each such Owner, represents and warrants to the Trust and the Partnership, as follows:

                           (i) Organization; Authority. Each Contributing Owner
which is other than a natural person is either (A) in the case of Contributing Owners which are corporations, duly incorporated and in good standing or subsisting (to the extent applicable) under the laws of its jurisdiction of incorporation, or (B) in the case of Contributing Owners which are partnerships, limited liability companies or trusts, a partnership, limited liability company or trust, as the case may be, duly formed and in good standing or subsisting (to the extent applicable) under the laws of its jurisdiction of formation. Each Contributing Owner which is other than a natural person is duly qualified and in good standing in each jurisdiction in which such qualification is necessary, except where the failure to be so qualified would not have a material adverse effect on the Contributing Owner, the Interests or the Premises. Each Contributing Owner has the requisite authority to enter into and perform this Agreement.

                           (ii) Due Authorization; Binding Agreement. Except as
to those Owners identified on Schedule 9(b), for which a consent from one or more of such Owner's partners, shareholders or members must be obtained under the organizational document of such Owner and as to which RD and KB are obligated to use commercially reasonable efforts to obtain pursuant to Section 4(k), the execution, delivery and performance of this Agreement by each Contributing Owner and of each of the other agreements and instruments to be executed and delivered in connection herewith have been duly and validly authorized by all necessary action of such Contributing Owner. This Agreement has been duly executed and delivered by such Contributing Owner, or an authorized representative of such Contributing Owner, and constitutes a legal, valid and binding obligation of such Contributing Owner enforceable against the Contributing Owner in accordance with the terms hereof.

                           (iii) Consents and Approvals. Except as to those
Owners identified on Schedule 9(b), for which a consent from one or more of such Owner's partners, shareholders or members must be obtained under the organizational document of such Owner and as to which RD and KB are obligated to use commercially reasonable efforts to obtain pursuant to Section 4(k), no consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by such Contributing Owner prior to or as a condition to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except such as have been obtained. Without limiting the foregoing, all consents required under the organizational documents of each Contributing Owner for the due and valid execution and delivery of the Agreement by the Contributing Owner and for the performance of the transactions contemplated hereby have been obtained.

                           (iv) No Violation. None of the execution, delivery or
performance of this Agreement by such Contributing Owner will, on the date hereof and at Closing, and with or without the giving of notice, lapse of time or both, (A) violate, conflict with or constitute a default under any term or condition of, (1) except as to those Owners identified on Schedule 9(b), for which a consent from one or more of such Owner's partners, shareholders or members must be obtained under the organizational document of such Owner and as to which RD and KB are obligated to use commercially reasonable efforts to obtain pursuant to Section 4(k), as to Contributing Owners which are not natural persons, the organizational documents of such Contributing Owner, or (2) any material provision of any terms or provision of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to such Contributing Owner or any Significant Agreement to which such Contributing Owner is a party or by which it or its assets or properties are bound or (B) result in the creation of any lien or other encumbrance upon the Interests of such Contributing Owner.

                           (v) Ownership of the Contributed Interests. Prior to
and at Closing, the Contributing Owner will be the sole owner of the Interests contributed by such Contributing Owner to the Partnership and, at Closing, will deliver title to such Interests, free and clear of all liens, encumbrances and security interests. To the knowledge of the Contributing Owner, the Contributing Owner's Interests have been issued in compliance with the partnership agreements (as then in effect) of the Contributing Entity.

                           (vi) Foreign Person. The Contributing Entity is
neither a "foreign person" within the meaning of Section 1445(f) of the Code nor a "foreign partner" within the meaning of Section 1446 of the Code.

                           (vii) No Attachments, Etc. No attachments, execution
proceedings, assignments for the benefit or creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or, to the knowledge of the Contributing Owner, threatened against the Contributing Owner or any of its assets nor are any of such proceedings contemplated by the Contributing Owner which would affect the ability of the Contributing Owner to perform under this Agreement.

                  (b) Representations and Warranties of the Funds. Each Fund, severally and not jointly (other than as provided in subsection 9(b)(v)(B), in which case, jointly and severally), and KB and RD, jointly and severally with each Fund, hereby represents and warrants to the Trust and the Partnership as follows:

                           (i) The Fund is duly formed, validly subsisting and
in good standing under the laws of its jurisdiction of formation, and is duly qualified and in good standing in each jurisdiction in which such qualification is necessary, except where the failure to be so qualified would not have a material adverse effect on the Fund. The Fund has the requisite power and authority to enter into this Agreement and to perform the transactions contemplated hereby.

                           (ii) Due Authorization; Binding Agreement. The
execution, delivery and performance of this Agreement by the Fund and of each of the other agreements and instruments to be executed and delivered in connection herewith have been duly and validly authorized by all necessary partnership action and proceedings. This Agreement has been duly executed and delivered by the Fund, or its authorized representative, and constitutes a legal, valid and binding obligation of the Fund, enforceable against it in accordance with its terms.

                           (iii) Consents and Approvals. No consent, waiver,
approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by the Fund prior to, or as a condition to the execution, delivery and performance of this Agreement, except such as has been obtained. Without limiting the foregoing, the Fund has received all necessary consents and approvals from its equity holders with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                           (iv) No Violation. None of the execution, delivery or
performance of this Agreement by the Fund will, on the date hereof and at Closing, and with or without the giving of notice, lapse of time or both violate, conflict with or constitute a default under any term or condition of the partnership agreement, certificate of incorporation, bylaws or other constituent or organizational documents of the Fund or any material term or provision of any agreement or instrument to which the Fund is a party or by which its properties or assets are bound, or any material term or provision of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to the Fund or any Significant Agreement to which the Fund is a party or by which it or its assets or properties are bound.

                           (v) Irrevocable Commitments for Cash Investment;
Deposit of Cash Investment.

                                    (A) The persons whose names and addresses
are set forth on Schedule 10(b)(v) constitute all of the equity owners of the Fund as of the date hereof, and the commitment set forth opposite such equity owner's name accurately sets forth the binding, irrevocable commitment by such equity owner to make a capital contribution to the Fund on or prior to the date hereof, subject only to the conditions precedent set forth in the partnership agreement of the Fund, and which conditions precedent, as excerpted from such partnership agreements, are listed on Schedule 10(b)(v). Each Fund covenants and agrees that it shall not establish any additional conditions precedent to the obligation of any equity owner to make a capital contribution, or modify in any adverse respect any condition precedent set forth on Schedule 10(b)(v). Each such equity owner has duly executed all necessary agreements and instruments establishing such equity owner's commitment to make the capital contribution set forth opposite such equity owner's name on Schedule 10(b)(v), and each such agreement is enforceable against each equity owner in accordance with its terms. The general partner of the Fund has received no notice from any equity owner contesting or disputing such equity owner's obligations to make the capital contribution set forth opposite such equity owner's name, and the Fund is not aware of any facts or sets of circumstances which would lead the Fund to reasonably conclude that any equity owner would breach or default in such equity owner's obligations or become unable to meet its obligations to make the capital contribution such equity owner is obligated to make on or prior to the Closing Date.

                                    (B) The Funds jointly and severally
represent and warrant and hereby covenant and agree that on the date hereof and at all time between the date hereof and the Closing Date, the Funds shall have an aggregate net worth, giving effect to all liabilities and other obligations, whether known or unknown, liquidated or unliquidated, contingent or otherwise, of not less than $10,000,000. Each Fund shall promptly notify the Trust in writing of any dispute or challenge by any equity owner as to its obligations under the organizational documents of such Fund or under the agreements pursuant to which the equity owner has agreed to make the capital contribution set forth opposite such equity owner's name, or a default by any such equity owner in the performance or observance by such equity owner of its obligations thereunder. RD and KB each covenants and agrees to use commercially reasonable efforts to cause each agreement or instrument pursuant to which each equity owner is irrevocably obligated to make a capital contribution to a Fund in the amount set forth opposite such equity owner's name on Schedule 10(b)(v) to provide that, if the Closing shall occur notwithstanding the failure of such equity owner to make the capital contribution to the Fund which such equity owner is obligated to make, the Partnership shall have a legal right to enforce the rights of such Fund to compel such equity owner to make its capital contribution, or, if after having exercised commercially reasonable efforts, RD and KB cannot cause any such instrument or agreement to vest such right in the Partnership, then the general partner of each Fund shall enter into an agreement to provide the Partnership with the right to direct and compel the general partner to enforce such Fund's rights to compel such equity owner to make its capital contribution. Each Fund also shall deliver to the Trust all agreements and other instruments received by such Fund evidencing any obligation or commitment from any person or entity which is not an equity owner of such Fund on the date hereof to make a capital contribution to such Fund or to otherwise become an equity owner of such Fund.

                           (vi) Litigation. There are no claims, actions, suits,
proceedings or investigations pending or, to the Fund's knowledge, threatened before any court, governmental unit or any arbitrator against the Fund or any of its assets or properties or with respect to the transactions contemplated by this Agreement and except for the matters, if any, set forth on Schedule 10(b)(vi), none of which matters would have a material adverse effect on the Fund or any of its assets or properties, or which would prohibit or restrain the consummation of the transactions contemplated hereby.

         11. Representations and Warranties of the Partnership and the Trust. The Partnership and the Trust jointly and severally hereby represent and warrant to the Owners as follows (the Owners hereby acknowledge and agree that any reference to a Schedule in this Section 11 shall be deemed to be modified by, and the information, if any, set forth therein shall be deemed to include, the information disclosed in the Exchange Act Filings regardless of whether express reference thereto is made herein or therein):

                  (a) Organization; Authority. The Partnership is a partnership duly formed, validly subsisting and in good standing under the laws of the State of Delaware. The Trust is a duly formed and validly subsisting real estate investment trust in good standing under the laws of the State of Maryland. The Trust and the Partnership each has full power and authority to own and lease their real properties and to carry on their business as it is now being conducted. Schedule 11(a) sets forth the name of each subsidiary of the Trust or the Partnership (whether owned directly or indirectly through one or more intermediaries) (individually, a "Subsidiary" and collectively, "Subsidiaries"). All of the outstanding shares of capital stock of, or other equity interests in, each of the Subsidiaries owned by the Trust or the Partnership are duly authorized, validly issued, fully paid and nonassessable, and are owned, directly or indirectly, by the Trust or the Partnership, free and clear of all liens except as set forth on Schedule 11(a). The following information for each Subsidiary is set forth in Schedule 11(a), if applicable: (i) its name and jurisdiction of incorporation or organization, (ii) the type of and interest held by the Trust or the Partnership in the Subsidiary and, in the case of Subsidiaries, the partnership agreement or other organizational documents of the Subsidiary, and (iii) any loans from the Trust or the Partnership to, or priority payments due to the Trust or the Partnership from, the Subsidiary, and the rate of return thereon. Except as set forth on Schedule 11(a), there are no existing options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments which obligate the Trust or any of the Subsidiaries to issue, transfer or sell any shares of capital stock or equity interests in any of the Subsidiaries.

                  (b) Due Authorization; Binding Agreement. The execution, delivery and performance of this Agreement by the Partnership and the Trust and of each of the other agreements and instruments to be executed and delivered in connection herewith have been duly and validly authorized by all necessary action. This Agreement has been duly executed and delivered by the authorized representatives of the Partnership and the Trust and constitutes a legal, valid and binding obligation of each, enforceable against each in accordance with its terms.

                  (c) Consents and Approvals. No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to any governmental unit or any other person is required to be made, obtained or given by the Partnership or the Trust prior to or as a condition to the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except as shall have been obtained by Closing.

                  (d) No Violation. None of the execution, delivery or performance of this Agreement by the Partnership or the Trust does or will, with or without the giving of notice, lapse of time or both, (i) violate, conflict with or constitute a default under any term or condition of (A) the organizational documents of the Partnership or the Trust or any material provision of any Partnership Significant Agreement (as defined below) or other agreement to which the Partnership or Trust is a party or by which it or its assets or properties are bound, or (B) any terms or provisions of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to the Partnership or the Trust or (ii) result in the creation of any lien or other encumbrance upon the assets or properties of the Partnership or the Trust. Neither the Trust, the Partnership nor any of its Subsidiaries is in material default under or in violation of any provision of its organizational documents.

                           For purposes hereof, "Partnership Significant
Agreement" means and includes any agreement or instrument which is required to be filed as an exhibit to any filings by the Trust under the Exchange Act.

                  (e) Securities Filings. The Partnership and the Trust have previously delivered or made available to RDC on behalf of the Owners (i) the Trust's Annual Report on Form 10-K for each of the fiscal years ended December 31, 1996, 1995 and 1994, and (ii) copies of the Trust's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, all as filed with the Commission (collectively, the "Exchange Act Filings"). As of their respective filing dates with the Commission, the Exchange Act Filings complied as to form in all material respects with the applicable requirements of the Exchange Act, and the respective rules and regulations promulgated thereunder, and the Exchange Act Filings did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No event has occurred since the filing of the Trust's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1997 which is required to be disclosed in a report filed either by the Partnership or the Trust pursuant to Section 13 or 15(d) of the Exchange Act which has not been so disclosed. To the knowledge of the Trust, there is no unresolved violation or position asserted in writing by any governmental authority with respect to any of the Exchange Act Filings. Except as disclosed in the Exchange Act Filings:
(A) the Trust and each of its Subsidiaries has conducted its business only in the ordinary course of business, consistent with past practice and (B) all material assets of the Trust are owned by the Trust, directly or indirectly through the Partnership or their respective Subsidiaries.

                  (f) Status of Securities. The Operating Partnership Interests to be issued to the Contributing Owners in accordance with Schedule 2(a), and the Cash Investment Shares will be, when issued pursuant to this Agreement, duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests, pledges and encumbrances. The Common Shares to be issued upon conversion or exchange of the Operating Partnership Interests will be, when issued, duly authorized, validly issued, fully paid and non-assessable, and no liability shall attach to the owner thereof. The issuance of Operating Partnership Interests hereunder will not give any shareholder in the Trust or any limited partner in the Partnership the right to demand payment for Common Shares or Operating Partnership Interests (as the case may be) under applicable law or give rise to any preemptive or similar rights.

                  (g) (i) Authorized Capital of Trust and Operating Partnership Interests. The authorized capital of the Trust on the date hereof consists of 50,000,000 Common Shares. As of December 31, 1997, there were 8,554,177 shares of Common Shares issued and outstanding. All such issued and outstanding Common Shares are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. The Trust has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities the holders of which have the right to vote) with the shareholders of the Trust on any matter. Except for the options awarded under the Trust's 1994 Share Option Plan (the "Incentive Plan"), the Trust's 1994 Non-Employee Trustees' Share Option Plan, the Trust's Restricted Share Plan and the Trust's Dividend Reinvestment Plan, there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Trust to issue, transfer or sell any Common Shares or other equity interests of the Trust or the Partnership except: (A) as disclosed in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "1996 Form 10-K"); (B) as disclosed on Schedule 11(g)(i); and (c) with respect to the right to receive Operating Partnership Interests and Common Shares as provided in this Agreement. The consummation of the transactions contemplated by this Agreement will not give rise to any preemptive rights or anti-dilution rights exercisable by any holder of Common Shares except for any such rights which have been waived.

                           (ii) Schedule 11(g)(ii) sets forth the number of
Operating Partnership Interests which will be outstanding and owned by the Trust and each person who is a limited partner of the Partnership as of the date hereof immediately after the Closing (and giving effect to the transactions contemplated hereby). Except as provided on Schedule 11(g)(ii), as contemplated by this Agreement, and as disclosed in the 1996 Form 10-K, there will be no other Operating Partnership Interests issued or outstanding, or any other form of general or limited partnership interest of the Partnership issued or outstanding, immediately after the Closing. As of the Closing Date, the Partnership will not have issued or granted securities convertible into interests in the Partnership, and will not be a party to any outstanding commitments of any kind relating to, or any agreements with respect to, interests in the

Partnership, whether issued or unissued, except for contribution agreements entered into for the acquisition of properties by the Partnership as set forth on Schedule 11(g)(ii).

                           (iii) Except as set forth on Schedule 11(g)(iii) and
except for interests in the Subsidiaries of the Trust and the Partnership, none of the Trust or any of its Subsidiaries owns, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity (other than investments in short-term investment securities).

                  (h) Maryland Takeover Law. The terms of Section 3-602 and 3-702 of the Maryland Corporation Code will not apply to the Owners or to the Fund with respect to, or to any acquisition of Operating Partnership Interests and Common Shares pursuant to, this Agreement, or as a result of the exchange or conversion of Operating Partnership Interests issued hereunder into Common Shares.

                  (i) Vote Required. The affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote and duly present in person or by proxy at a meeting duly called (and with each Common Share entitled to one vote per Common Share) at which a quorum is present is the only vote of the holders of any class or series of Common Shares necessary to approve, for the purposes of the rules of the New York Stock Exchange or otherwise, the transaction contemplated by this Agreement, including, without limitation, the issuance of Common Shares or the exchange of Operating Partnership Interests issued hereunder for Common Shares.

                  (j) Exemption from Ownership Restrictions. The Board of Trustees of the Trust shall have adopted resolutions on or prior to Closing, exempting the Fund from the ownership restrictions under Section 6.6 of the Amended and Restated Declaration of Trust of the Trust.

                  (k) Tax Matters.

                           (i) REIT Status. The Trust, beginning with its
taxable year ended December 31, 1993 and through December 31, 1997: (A) has been subject to taxation as a REIT within the meaning of the Code and has satisfied all requirements to qualify as a REIT within the meaning of the Code, (B) to its knowledge, has operated in such a manner as to qualify as a REIT for the tax year ending December 31, 1998, and (C) to its knowledge, has not taken or omitted to take any action which would reasonably be expected to result in a successful challenge by the Internal Revenue Service to its status as a REIT, and to the knowledge of the Trust, no such challenge is pending or threatened. Neither the Trust, the Partnership nor any Subsidiary of the Trust or the Partnership (collectively, the "Mark Centers Group") holds any asset that is subject to a consent filed pursuant to Section 341(f) of the Code and the regulations thereunder.

                           (ii) Tax Returns. To the knowledge of the Trust, each
member of the Mark Centers Group has (A) timely filed with the appropriate taxing authority all Tax Returns required to be filed by it (after giving effect to any filing extension granted by any governmental authority) and such Tax Returns were complete and accurate in all material respects and (B) has paid all Taxes shown as owed by each member of the Mark Centers Group on any Tax Return, other than Taxes being contested in good faith and for which adequate reserves have been taken. No member of the Mark Centers Group has executed or filed with the Internal Revenue Service or any other taxing authority any agreement now in effect extending the period for assessment or collection of any Tax. Except as set forth in Schedule 11(k)(ii), no member of the Mark Centers Group is a party to any material pending action or proceeding by any taxing authority for assessment or collection of any Tax, and to the knowledge of the Trust, no material claim for assessment or collection of any Tax has been asserted in writing against it. Except as set forth on Schedule 11(k)(ii), to the knowledge of the Trust, no claim has been made in writing by any authority in a jurisdiction in which a member of the Mark Centers Group does not file Tax Returns that such member is or may be subject to taxation by such jurisdiction. Except as set forth in Schedule 11(k)(ii), there is no material dispute or claim concerning any Tax liability of a member of the Mark Centers Group claimed or raised by any taxing authority in writing, and no member of the Mark Centers Group or the Subsidiaries has entered into or intends to enter into any agreements with any taxing authority, including but not limited to, closing agreements.

                           (iii) Certain Tax Liabilities. Since January 1, 1997,
no member of the Mark Centers Group has incurred (A) any material liability for Taxes under Sections 856(b), 860(c) or 4981 of the Code, or (B) a material liability for Taxes other than Taxes incurred in connection with the ordinary course of business.

                           (iv) Tax Status of Subsidiaries. Each Subsidiary
organized as a partnership, including, without limitation, the Partnership (and any other Subsidiary that files tax returns as a partnership for federal income tax purposes) is not and has never been a publicly traded partnership within the meaning of Section 7704 of the Code and the regulations promulgated thereunder.

                           (v) Definitions. For purposes of this Section 11(k),
the following defined terms shall have the meanings set forth below:

                                    (A) "Taxes" means all taxes, charges, fees,
levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, service, service use, ad valorem, transfer, franchise, profits, license, lease, withholding, social security, payroll, employment, excise, estimated, severance, stamp, recording, occupation, real and personal property, gift, windfall profits or other taxes, customs, duties, fees, assessments or other similar charges, whether computed on a separate consolidated, unitary, combined or other basis, together with any interest, fines, penalties, additions to tax or other additional amounts imposed thereof or with respect thereto, in each and every case, imposed by any taxing authority (domestic or foreign).

                                    (B) "Tax Returns" means all federal, state,
local and foreign income, franchise, sales and other tax returns.

                  (l) Absence of Undisclosed Liabilities and Contractual Obligations. Except for immaterial liabilities arising in the ordinary course of business, which shall not exceed $250,000 in the aggregate as to the Trust, the Partnership and their respective Subsidiaries on a consolidated basis (collectively, the "Consolidated Trust") and except for those matters disclosed in this Agreement, the Exhibits and Schedules hereto, the Exchange Act Filings or Schedule 11(1), none of the Trust, the Partnership or any of their respective Subsidiaries has any liabilities of any nature, whether matured or unmatured, fixed or contingent, which would have, individually or in the aggregate, a material adverse effect upon the Consolidated Trust, or upon the real property interests in which the Consolidated Trust holds fee title or a leasehold interest as ground lessee (individually, a "Trust Property" and collectively, the "Trust Portfolio"), taken as a whole.

                  (m) Litigation. There are no claims, actions, suits, proceedings or investigations pending or, to the Trust's knowledge, threatened before any court, governmental unit or any arbitrator against the Trust, the Partnership or any of their respective Subsidiaries or their respective assets or properties or with respect to the transactions contemplated by this Agreement except as disclosed in the Exchange Act filings, and except for the matters, if any, set forth on Schedule 11(m), none of which matters set forth on such Schedule, individually or in the aggregate, would have a material adverse effect on the Consolidated Trust or the Trust Portfolio or would prohibit or restrain the consummation of the transactions contemplated hereby. There are no material facts concerning any allegations made against the Trust in any litigation disclosed in the Exchange Act filings or on Schedule 11(m) which have not already been disclosed in pleadings filed on or prior to the date hereof or during discovery conducted on or prior to the date hereof.

                  (n) Attachment, Execution, Etc. No attachments, execution proceedings, assignments for the benefit or creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or, to the knowledge of the Trust, threatened against the Trust, the Partnership or any of their respective Subsidiaries or any of their respective assets, nor are any of such proceedings contemplated by any of the foregoing.

                  (o) Compliance with Laws; Violations, Etc.

                           (i) Except for the violations set forth on Schedule
11(o)(i), none of which, individually or in the aggregate, are material, the Consolidated Trust has complied in all material respects with all laws applicable to the conduct of its business and its use and operation of the Partnership Portfolio, and has obtained all licenses, certificates, approvals and permits required for the conduct thereof, (1) except where the failure to do so would not have, individually or in the aggregate, a Trust Material Adverse Effect on the Consolidated Trust or the Partnership Portfolio, (2) except as described in engineering reports delivered by the Partnership to RDC, on behalf of the Owners, in connection with this Agreement, and (3) except to the extent that non-compliance is a result of a change after the date hereof in the interpretation or enforcement of existing laws and regulations and the Trust, before such change, reasonably believed that the Consolidated Trust was in compliance. Such licenses, certificates, approvals and permits are in full force and effect, the Trust and the Partnership have not taken any action that would (or failed to take any action the omission of which would) result in the revocation of such licenses, certificates, approvals or permits, and the Trust and the Partnership have not received any written notice of violation from any federal, state or municipal entity or notice of an intention by any such government entity to modify or revoke any certificate, approval, license or permit issued by it to the Trust, the Partnership or any of their respective Subsidiaries that in each case has not been cured or otherwise resolved to the satisfaction of such government entity, except where such failure or such action would not have a material adverse effect on the Consolidated Trust or the Trust Portfolio.

                           (ii) Except as set forth on Schedule 11(o)(ii),
neither the Trust nor the Partnership has received any written notice and, to the knowledge of the Trust, none of the Trust's or Partnership's employees has received any written notice with respect to any Trust Property or associated parking rights from any public authority concerning any eminent domain or condemnation proceeding, or any uncorrected violation of any ordinance, public regulation, statute, permit, site plan approval, plan of development, zoning or subdivision regulation, parking requirement or urban redevelopment plan applicable to such Trust Property; and, except for the Permitted Encumbrances (which, for purposes of this Section 11, shall have the meaning of Permitted Encumbrances as set forth in subsection 3(a) hereof except that the terms "Premises" shall refer to a Trust Property, "Leases" shall refer to Partnership Leases, the "surveys" shall refer to those delivered by the Partnership to RDC, and "Existing Mortgage" shall refer to all mortgage indebtedness encumbering the subject Trust Property, none of the Partnership, the Trust or any of their respective Subsidiaries or, to the knowledge of the Trust, any previous owner of the Trust Property, has sold, transferred, conveyed, or entered into any agreement regarding transfer of "air rights," "excess floor area ratio," parking rights or other development rights relating to the Trust Property.

                           (iii) Except as set forth on Schedule 11(o)(iii), the
Partnership has complied with all work orders, requirements and demands of each and every insurance company insuring all or any part of the Trust Portfolio.

                           (iv) To the knowledge of the Trust, the continued
maintenance, operation and use of any buildings, structures or other improvements on the Trust Portfolio for their respective present purposes will not violate in a material manner any Applicable Laws or the certificate(s) of occupancy issued for the Trust Portfolio.

                           (v) Except as set forth on Schedule 11(o)(v), there
are no material unperformed obligations relative to the Trust Portfolio outstanding pursuant to any written agreements with any governmental or quasi-governmental body or authority.

                  (p) Environmental Matters. The Partnership has delivered to RDC, on behalf of the Owners, the environmental reports listed on Schedule 11(p) (the "Environmental Reports"). Except as disclosed in the Environmental Reports or in the Exchange Act Filings, (i) none of the Trust, the Partnership or any of their respective Subsidiaries has done anything to cause or permit and, to the knowledge of the Trust, no other person or entity has done anything to cause or permit Hazardous Materials to be now, or in the past, located on, in or under any Trust Property or released into the environment, or discharged, placed or disposed of at, on or under any Trust Property (except in small amounts used in the ordinary course for the operation or maintenance of the Trust Property by the Partnership in accordance with all applicable laws or used by tenants of the Trust Property in the ordinary course of operation of their business, which use by tenants is, and has been, to the knowledge of the Trust, in accordance with all Applicable Laws); (ii) except as set forth on Schedule 11(p), to the knowledge of the Trust, there are no underground storage tanks located at any Trust Property now or in the past; (iii) none of the Trust, the Partnership or any of their respective Subsidiaries has done anything to cause or permit and, to the knowledge of the Trust, no other person or entity has done anything to cause or permit any Trust Property to be used to store, treat or dispose of Hazardous Materials (except in small amounts used in the ordinary course for the operation or maintenance of the Trust Property by the Partnership in accordance with all Applicable Laws or used by tenants of the Trust Property in the ordinary course of operation of their business, which use by tenants is, and has been, to the knowledge of the Trust, in accordance with all Applicable Laws); and (iv) none of the Trust, the Partnership or any of their respective Subsidiaries has done anything to cause or permit and, to the knowledge of the Trust, no other person or entity has done anything to cause or permit any Trust Property and its prior uses to fail to materially comply with, at all times, any applicable Environmental Laws or any other governmental law, regulation or requirement relating to environmental matters or Hazardous Materials. Except as described in the Environmental Reports or in the Exchange Act Filings, there currently exist no facts or circumstances that could reasonably be expected to give rise to a material non-compliance with Environmental Laws, material environmental liability or material Environmental Claim.

                  (q) Engineering Matters.

                           (i) The Partnership has obtained and delivered to
RDC, on behalf of the Owners, the engineering report(s) listed on Schedule 11(q) (the "Trust Engineering Report"). Except as disclosed in the Trust Engineering Reports or in the Exchange Act Filings, there are neither material patent nor, to the knowledge of the Trust, latent defects in, mechanical failures of or damages to the Improvements, including the roof, structure, elevators, walls, heating, ventilation, air conditioning, plumbing, electrical, drainage, fire alarm, communications, sprinkler, security and exhaust systems, or other improvements on or forming a part of any Trust Property, all of which, to the knowledge of the Trust, have been constructed in a good and workerlike manner consistent with generally accepted practices for first-class construction. Except as described in the Trust Engineering Reports or in the Exchange Act Filings, to the knowledge of the Trust, all of the personal property used in connection with the operation of any Trust Property and all improvements thereon are in good condition and working order, ordinary wear and tear excepted.

                           (ii) Except as set forth on Schedule 11(q)(ii), no
portion of the buildings on any such Trust Property are located in an area designated by any governmental entity as a flood hazard area.

                           (iii) All telephone and other public utilities and
all storm water drainage required by law or necessary for the operation of each Trust Property (A) except as to the Trust Property described on Schedule 11(q)(iii), are installed, connected and operating, with all installation and connection charges paid in full, including, without limitation, connection and the permanent right to discharge sanitary waste into the collector system of the appropriate sewer authority, (B) are being utilized in compliance with all applicable governmental and environmental protection authorities' laws, rules, regulations and requirements, and (C) are adequate and, to the knowledge of the Trust, will continue to be adequate to service the Trust Property as improved and presently used. To the knowledge of the Trust, no moratorium, proceeding or other fact or condition exists which (x) threatens to impair continued furnishing of such services to the Trust Property at regular rates and fees, or
(y) could result in the discontinuance of such services presently available or necessary. Except as set forth on Schedule 11(q)(iii), water and sanitary sewer are public.

                  (r) Real Estate Taxes and Assessments.

                           (i) The copies of the real property tax bills for
each Trust Property for the current tax year which have been furnished by the Partnership to RDC on behalf of the Owners are true, correct and complete copies of all of such tax bills. All real estate taxes due and payable as of the Closing have been paid in full and, except as set forth on Schedule 11(r)(i), there are no pending or, to the knowledge of the Trust, threatened proceedings for an increase in the assessed valuation of any Trust Property for the current or prior tax years.

                           (ii) Except as set forth on Schedule 11(r)(ii), each
Trust Property alone constitutes one or more entire tax parcel(s) for real estate tax purposes, and is not taxed as part of a larger tax parcel.

                           (iii) Except as set forth on Schedule 11(r)(iii),
neither the Trust nor the Partnership has received any written notice that, and the Trust has no knowledge that: (A) public improvements in the nature of off-site improvement, or otherwise, have been ordered to be made or have heretofore been assessed; and (B) special or general assessments (other than regular, annual real estate taxes) are pending against or affecting any Trust Property or are being considered in formal municipal or quasi-municipal proceedings.

                  (s) Leases

                           (i) Except for the leases for any Trust Property or
portion thereof and any new leases entered into after the date hereof (collectively, the "Partnership Leases"), all of which Partnership Leases which are in existence on the date hereof being listed on Schedule 11(s)(i), neither the Partnership nor any Subsidiary of the Trust or the Partnership has entered into any contracts for the sale or leasing of any Trust Property or any portion thereof. There are no outstanding rights of first refusal or options to purchase all or any portion of any Trust Property or rights of early termination by tenants other than by reason of casualty or condemnation except as set forth in
Schedule 11(s)-1, none of which becomes exercisable solely by reason of the transactions contemplated by this Agreement, and except for those rights and options pertaining to portions of any Trust Property constituting less than 5,000 square feet of gross leaseable area. Except as set forth on Schedule 11(s)-1, the exercise of termination rights by one or more tenants under Partnership Leases pursuant to rights to terminate for reasons other than casualty or condemnation or a default by the Partnership will not have a Trust Material Adverse Effect on the Trust Portfolio in the aggregate or the cash flow therefrom, taken in the aggregate.

                           (ii) Subject to the right of governmental and law
enforcement authorities to enter a Trust Property for lawful business, as of the Closing, no persons or entities, other than the Partnership and the tenants under the Partnership Leases and their permitted subtenants and licensees, shall have any right to the possession, use or occupancy of any Trust Property or any portion thereof for any reason whatsoever.

                           (iii) Schedule 11(s)-2 (the "Trust Rent Roll") is
true and correct in all material respects as of the date noted thereon and discloses all Partnership Leases. The Partnership Leases include all subleases, tenancies, licenses and other rights of occupancy or use for all or any portion of the Trust Property pursuant to which the Partnership or any Subsidiary of the Trust or of the Partnership is landlord or licensor, all as amended, renewed and extended to the date of the Trust Rent Roll, whether oral or written. There has been no material change in the information set forth in the Trust Rent Roll between the effective date of the Trust Rent Roll and date of Closing. The Trust Rent Roll specifies at least the following information as to each Lease:

                                    (A) a description (by rentable square feet)
of the leased space;

                                    (B) the name of the current Tenant;

                                    (C) the expiration dates of the current
term; and

                                    (D) the basic and additional Rents during
the original and any renewal terms thereof and the extent of any delinquencies thereof and the period of delinquency.

                           (iv) Each Security Deposit has been and is held (or
applied) by the Partnership or its agent in compliance with the respective Partnership Lease and applicable law. There are no unfulfilled obligations as to Security Deposits to tenants under Partnership Leases the terms of which have expired or been terminated and there is no suit, action or other claim made, or, to the knowledge of the Trust, pending or threatened with respect to any such Security Deposit, except as set forth on Schedule 11(s)-2.

                           (v) The following is true with respect to each
Partnership Lease:

                                    (A) the Partnership Lease is valid and
subsisting and in full force and effect in accordance with its terms. No Partnership Lease has been modified, in writing or otherwise, except as set forth on the tenant estoppel certificate for such Lease and Schedule 11(s)-3;

                                    (B) except as set forth on Schedule 11(s)-4,
all obligations of the lessor thereunder arising on or prior to the date hereof and required to be performed prior to the date hereof have been performed on a timely basis;

                                    (C) except as set forth in Schedule 11(s)-3
and except for delinquencies in payment of rent of less than thirty (30) days, to the knowledge of the Trust, there has been no material default on the part of the tenant thereunder or event which, with the giving of notice or the lapse of time, or both, would constitute a default on the part of the tenant thereunder and, except as set forth in Schedule 11(s)-3 the tenant has not asserted and, to the knowledge of the Trust, has no defense to or offset or claim against its rent or the performance of its other obligations under the Partnership Lease;

                                    (D) except as set forth on Schedule 11(s)-3,
no tenant has prepaid any rent for more than one (1) month if the lease term has commenced and two (2) months if the lease term has not yet commenced;

                                    (E) except as set forth on Schedule 11(s)-3,
the Trust has no knowledge of any tenant or any guarantor of a Partnership Lease to a Trust Major Tenant being or becoming unable or unwilling to perform any of its obligations under the Partnership Lease for any reason;

                                    (F) to the knowledge of the Trust, except as
set forth on Schedule 11(s)-3, no other person has released or discharged any guarantor, voluntarily or involuntarily or by operation of law, from any obligation with respect to the Partnership Lease that such guarantor has guaranteed except in accordance with the terms of such guarantee;

                                    (G) at the time of Closing, no rents will
have been assigned, pledged or encumbered except to an existing mortgagee of a Trust Property; and

                                    (H) except as set forth on Schedule 11(s)-3,
no Trustee of the Trust or executive officer of the Trust owns, directly or indirectly, (1) five percent (5%) or more of the total combined earnings of all classes of stock entitled to vote, or five percent (5%) or more of the total number of shares of all classes of stock, of any tenant of a Trust Property or
(2) an interest of five percent (5%) or more in the assets or net profits of any tenant of a Trust Property, including all the types and approximate quantities of Improvements owned or leased by the Trust, the Partnership or such Subsidiary.

                           (vi) Except as set forth in Schedule 11(s)-3, there
has been no material default or event which, with the giving of notice or the lapse of time, or both, would constitute a default on the part of the Partnership, the Trust or any of their respective Subsidiaries as lessee under any ground lease.

                  (t) Title

                           (i) The Partnership or a Subsidiary of the Trust or
the Partnership has indefeasible, good and marketable legal and equitable title to its respective interest in each Trust Property as insured by the title policy pertaining to such Trust Property as previously delivered by the Partnership to RDC on behalf of the Owners.

                           (ii) There is no pending or, to the knowledge of the
Trust, threatened eminent domain proceeding affecting any Trust Property or any part thereof or affecting the sidewalks or any streets or public ways in front of or adjoining any Trust Property.

                           (iii) There has been no material violation by the
Partnership or the Trust Property of any provision, condition or agreement contained in any restrictive covenant, cross-easement agreement or similar instrument or agreement affecting the Trust Property or any portion thereof, which would have a material adverse effect on the Consolidated Trust or the Trust Portfolio.

                           (iv) (A) Each Trust Property enjoys the benefit of
all easements and cross-easements necessary for operating the Trust Property as currently operated, and (B) all such easements and cross-easements are in full force and effect, and will survive the transactions contemplated by this Agreement.

                           (v) The personal property located on each Trust
Property, other than that owned by tenants, utility companies or contractors, is owned or leased by the Trust, the Partnership or a Subsidiary of the Trust or the Partnership free and clear of any liens or security interests of any kind, except for liens and encumbrances in favor of mortgagees of the Trust, the Partnership or a Subsidiary of either.

                           (vi) Except as set forth on Schedule 11(t)-1, each
Trust Property is located along and has unimpeded access to one or more adjoining public streets. To the knowledge of the Trust, any curb-cut and street-opening permits or licenses required for vehicular access to and from a Trust Property to any adjoining street or to any parking spaces utilized in connection with the Trust Property have been obtained and paid for by the Consolidated Trust, and are in full force and effect. To the knowledge of the Trust, no fact or condition exists which would result in the termination or material impairment of access to a Trust Property from adjoining public or private streets or ways.

                           (vii) To the knowledge of the Trust, each Trust
Property is an independent unit which does not now rely on any facilities (other than facilities covered by Permitted Encumbrances including, without limitation, any reciprocal easement agreements or facilities of municipalities or public utility and water companies and other than parking areas which the Trust Property makes legal use of under any reciprocal easement agreements) located on any property not included in such Trust Property to fulfill any municipal or governmental requirement or for the furnishing to the Trust Property of any essential building systems or utilities or services.

                           (viii) Except as set forth on Schedule 11(t)-2, and
on Schedule 11(s)-1 to the extent set forth in the Partnership Leases and except for Permitted Encumbrances, and other than rights of first refusal or options to purchase pertaining to portions of any Trust Property constituting less than 5,000 square feet of gross leaseable area, there are no purchase contracts, options, or any other agreements of any kind, written or oral, recorded or unrecorded, whereby any person or entity other than the Partnership will have acquired or will have any basis to assert any right, title or interest in, or right to possession, use, enjoyment or proceeds of all or a portion of the Trust Property.

                  (u) Insurance

                           (i) Schedule 11(u) sets forth an accurate and
complete list of the insurance policies relating to the Partnership Portfolio or any part thereof and naming the Partnership as an insured; all such policies are in full force and effect and all premiums thereunder have been paid to the extent due; and no notice of cancellation has been received with respect thereto and, to the knowledge of the Trust, none is threatened.

                           (ii) None of the Trust, the Partnership or any of
their respective Subsidiaries has received any notice from any insurance company of any defect or inaccuracies in any of the insurance policies, or any parts thereof, which would adversely affect the insurability of any Trust Property, or would increase the cost of insurance beyond that which would ordinarily and customarily be charged for similar properties in the vicinity of any Trust Property. All of the Partnership Portfolio is fully insured in accordance with prudent and customary practice.

                  (v) Service Agreements

                           (i) A current, complete copy of each Partnership
Service Agreement (collectively, "Partnership Service Agreements") has been delivered to RDC, on behalf of the Owners and there are no material construction, management, leasing, service, equipment, supply, maintenance or concession agreements (oral or written, formal or informal) with respect to or affecting all or any portion of the Trust Property except as delivered to RDC. Each Partnership Service Agreement is valid and binding and as of Closing all amounts due and payable thereunder will have been paid. Neither the Partnership nor any of its agents is in default under any Partnership Service Agreement or has received any written notice from any party to any Partnership Service Agreement claiming the existence of any default or breach thereunder which would have a material adverse effect on the Consolidated Trust or the Trust Portfolio and no event or omission has occurred which, with the giving of notice or the lapse of time or both would constitute such a default. Except as set forth on
Schedule 11(v), each Partnership Service Agreement may be terminated without cause upon thirty (30) days' notice or less without the payment of a penalty or termination payment, and each Partnership Service Agreement is with third parties unaffiliated with the Consolidated Trust.

                  (w) Employee and Employment Matters

                           (i) Set forth on Schedule 11(w) is a list of:

                                    (A) All collective bargaining agreements and
other agreements requiring arbitration of employment disputes, and any written amendments thereto, as well as all arbitration awards decided under any such agreements, and all oral assurances or modifications, past practices, and/or arrangements made in relation thereto, to which the Trust, the Partnership or any Subsidiary of either is a party or by which it is bound; and

                                    (B) All employment agreements, and all
severance agreements which have not been fully performed, to which the Trust, the Partnership or any Subsidiary of either is a party or by which it is bound. Set forth on Schedule 11(w) is also a list of all employees of the Trust, the Partnership or any Subsidiary of either, and a list of all other individuals employed by the Trust, the Partnership or any Subsidiary of either. Each of the Trust, the Partnership and each Subsidiary of either has previously delivered to RD true and correct copies of all of the documents referred to on Schedule 11(w) and all of the personnel policies, employee and/or supervisor handbooks, procedures and forms of employment applications relating to the employees of the Trust, the Partnership or any Subsidiary of either. There is no union representing or purporting to represent any of the employees of the Trust, the Partnership or any Subsidiary of either and the Trust, the Partnership and each Subsidiary of either is not subject to or currently negotiating any collective bargaining agreements with any union representing or purporting to represent the employees of any of the foregoing.

                           (ii) Except as set forth on Schedule 11(w):

                                    (A) There are no strikes, slow downs or
other work stoppages, grievance proceedings, arbitrations, labor disputes or representation questions pending or, to the knowledge of the Trust, threatened against or involving the Trust, the Partnership or any Subsidiary of either;

                                    (B) To the knowledge of Trust, each of the
Trust, the Partnership and each Subsidiary of either has complied in all material respects with all laws relating to labor, employment and employment practices, including, without limitation, any provisions thereof relating to wages, hours and other terms of employment, collective bargaining, nondiscrimination, and the payment of social security, unemployment compensation and similar taxes, and none of the Trust, the Partnership or any Subsidiary of either is (1) liable for any arrearages of wages or any taxes or penalties for failure to comply with any of the foregoing or (2) delinquent in the payment of any severance, salary, bonus, commission or other direct or indirect compensation for services performed by any employee to the date hereof, or any amount required to be reimbursed to any employee or former employee; and

                                    (C) There are no Actions concerning or in
any way relating to the employees or employment practices of the Trust, the Partnership or any Subsidiary of either, including, without limitation, Actions involving unfair labor practices, wrongful discharge and/or any other restrictions on the right of the Owner to terminate its employees, employment discrimination, occupational safety and health, and workers' compensation.

         Except as shown on Schedule 11(w), there are no express or implied agreements, policies, practices, or procedures, whether written or oral, pursuant to which any employee of the Trust, the Partnership or any Subsidiary of either is not terminable at will.

         Except as set forth on Schedule 11(w), none of the Trust, the Partnership or any Subsidiary of either is a party to any oral or written (A) agreement with any executive officer or other key employee of the Trust, the Partnership or any Subsidiary of either (1) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Trust, the Partnership or any Subsidiary of either of the nature of the transactions contemplated by this Agreement, (2) providing any term of employment or compensation guarantee extending for a period longer than one year, or (3) providing severance benefits or other benefits after the termination of employment of such executive officer or key employee regardless of the reason for such termination of employment; or (B) agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

         None of the Trust, the Partnership or any Subsidiary of either has taken any action which required or, taken together with the transactions contemplated hereby, would require the giving of any notice under the Worker Adjustment Retraining and Notification Act or any comparable state or local law or regulation.

                  (x) ERISA; Benefit Plans.

                           (i) None of the Trust, the Partnership or any
Subsidiary of either nor any Trust ERISA Affiliate (as hereinafter defined) maintains, sponsors, contributes to or has any liability under any agreement, plan, practice or program, whether written or oral, providing for bonus payments, child or dependent care benefits, death benefits, accidental death and dismemberment benefits, deferred compensation benefits, disability or other wage continuation benefits, educational assistance or tuition benefits, health benefits, paid holidays benefits, incentive compensation payments, leave of absence rights, medical expense payments, reimbursement benefits, profit sharing, pension plan of ERISA benefits or other benefits, retiree medical or retiree life insurance benefits, stock option, stock appreciation rights or stock purchase benefits, severance or termination pay or benefits (including post-employment consulting arrangements or benefits), or vacation benefits, except as set forth on Schedule 11(x). The items set forth on Schedule 11(x) are individually referred to as "Trust Employee Benefit Plan" and collectively referred to as "Trust Employee Benefit Plans". Schedule 11(x) includes, but is not limited to, each plan maintained by the Trust, the Partnership or any Subsidiary of either or a Trust ERISA Affiliate (as hereinafter defined), which is an "an employee benefit plan" as such term is defined in Section 3(3) of ERISA, other than a "multi-employer plan" within the meaning of Section 3(37) of ERISA. The Trust has delivered to RD a true and complete copy of each Trust Employee Benefit Plan, including all texts, amendments and other agreements (whether formal or informal) adopted in connection therewith. No employee or former employee or any beneficiary thereof participates in or has any rights to benefits with respect to employment with the Trust under any agreement, plan, practice, or program not listed on Schedule 11(x), other than a multi-employer plan. No person who is not a current or former employee (or a beneficiary thereof) of the Trust, the Partnership or any Subsidiary of either participates in or is entitled to any benefits under any Trust Employee Benefit Plan listed on Schedule 11(x). For purposes of this Agreement, "Trust ERISA Affiliate" means each person, company and trade or business which together with the Trust, the Partnership or any Subsidiary of either, are treated as a single employer under
Section 414(b), (c), (m), (n) and (o) of the Code.

                           (ii) Each Trust Employee Benefit Plan has complied
and currently complies in form, and in all material respects in operation and administration, with all applicable provisions of applicable law, including the Code and ERISA and any contractual obligation. The Trust has delivered to RDC with respect to each Trust Employee Benefit Plan subject to ERISA true and correct copies of (A) the annual return/report (Form 5500 Series) with attached schedules and a financial statement for the three most recent fiscal years, (B) the summary plan descriptions and all written announcements or disclosures to participants,

(C) the most recent (IRS) determination letter, (D) each written description intended to describe any Trust Employee Benefit Plan and (E) all correspondence from the IRS, Department of Labor and PGBC.

                           (iii) Each Trust Employee Benefit Plan intended to be
tax qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified and each trust created thereunder has been determined to be exempt from tax and, to the knowledge of the Trust, nothing has occurred which would cause the loss of such qualification or tax-exempt status. With respect to each Trust Employee Benefit Plan that is subject to Section 412 of the Code or Title IV of ERISA (collectively, "Trust Pension Plans") there has been no failure to make any contribution or pay any amount due as required by Section 412 of the Code, Section 302 of ERISA or the terms of any such Pension Plan, and no request or receipt of any funding waiver has been requested or received from the IRS. The present value of the benefit liabilities (as defined in ERISA) of each Trust Pension Plan that is subject to Title IV of ERISA, as of any determination date, is less than the fair market value of the assets of such Pension Plan, all determined using the actuarial assumptions that would be used by PBGC in the event of a termination of the Trust Pension Plan on such determination date. Within the past five (5) years, none of the Trust, the Partnership or any Subsidiary of either nor any Trust ERISA Affiliate has transferred any assets or liabilities of a Trust Pension Plan subject to Section 412 of the Code which had, at the date of such transfer, accrued benefits in excess of the fair market value of its assets as of any determination date, determined using the actuarial assumptions that would be used by PBGC in the event of a termination of the Trust Pension Plan on such determination date or has engaged in a transaction which may reasonably be subject to Section 4212(c) or 4069 of ERISA. There has been no reportable event (as defined in Section 4043 of ERISA) within the last five (5) years. None of the Trust, the Partnership or any Subsidiary of either sponsors, maintains or has obligations, direct, contingent or otherwise, with respect to any Trust Employee Benefit Plan that is subject to the laws of any country other than the laws of the United States. With respect to the Trust Employee Benefit Plans subject to Title I Part 4 of ERISA or Section 4975 of the Code, none of the Trust, the Partnership or any Subsidiary of either nor any other person has (i) engaged in a "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA which would subject the Partnership or the Trust to liability for a material tax or penalty imposed by Section 4975 of the Code or Section 502 of ERISA, or (ii) committed a breach of its fiduciary duties (as defined in Section 404 of ERISA) which could subject the Partnership or the Trust to any material liability. Except as required by law, none of the Trust, the Partnership or any Subsidiary of either nor any Trust ERISA Affiliate has made any written or other binding commitment to amend any Trust Employee Benefit Plan.

                           (iv) No Trust Employee Benefit Plan provides for
post-employment medical, health or life insurance benefits for present or future retirees or present or future terminated employees, except for continuation coverage provided pursuant to the requirements of Section 4980B of the Code or Sections 601-608 of ERISA or a similar state law, or continued coverage under an insurance policy for a period not to exceed sixty days (60) following termination of employment. The Trust and its respective ERISA Affiliates have complied in all material respects with the notice and contribution requirements of Section 4980(B) of the Code and Sections 601-608 of ERISA. Any contribution or payment required to be made by such Owner to or on behalf of any Trust Employee Benefit Plan has been made on or before its due date. Adequate accruals for all contributions or payments required to be made by the Trust, the Partnership and each Subsidiary of either to or on behalf of any Trust Employee Benefit Plan and multi-employer pension plan to which any of the foregoing and/or any of its Trust ERISA Affiliates makes contributions to or has any liabilities with respect thereto ("Trust MEPPA Plan") for all periods prior to December 31, 1997 have been made on the Warranted Balance Sheet.

                           (v) With respect to the Trust Employee Benefit Plans,
no actions, suits or claims: (i) with respect to the assets or liabilities thereof (other than routine claims for benefits); (ii) against the Trust or an Trust ERISA Affiliate; or (iii) against any fiduciary with respect to any Trust Employee Benefit Plan are pending or threatened, and the Trust has no knowledge of any facts which could be reasonably be expected to give rise to or result in any such actions, suits or claims. Neither the Trust nor any Trust ERISA
Affiliate: (i) has incurred a complete or partial withdrawal, as those terms are defined in Section 4203 or 4205, respectively, of ERISA; (ii) has engaged or intends to engage in a transaction or course of conduct which could result in liability under Title IV of ERISA to a "multi-employer plan" as defined in
Section 4001(a)(3) of ERISA; (iii) has any outstanding liability under Title IV of ERISA, contingent or otherwise; or (iv) will incur any liability with respect to any Trust Employee Benefit Plan or Trust MEPPA Plan solely as a result of undertaking the transactions contemplated by this Agreement.

                  (y) Cash Flow. Except as otherwise disclosed elsewhere herein or in any Exhibit or Schedule hereto, since the last audited consolidated financial statements of the Trust, there has been no change in the aggregate cash flow of the Trust Portfolio and no variation in the aggregate income from all of the Partnership Leases which, in either case, constitutes a Trust Material Adverse Effect and, since the date of said last audited financial statements, each Trust Property has been operated in the ordinary course of business consistent with past practice.

                  (z) SEC and Other Documents.

                           (i) Except as set forth in Schedule 11(z), each of
the balance sheets included in or incorporated by reference into the Exchange Act Filings (including the related notes and schedules) fairly presented in all material respects the financial position of the entity or entities to which it relates as of its date and each of the statements of operations, stockholders' equity (deficit) and cash flows included in or incorporated by reference into the Exchange Act Filings (including any related notes and schedules) fairly in all material respects presented the results of operations, retained earnings or cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein, in each case in accordance with United States generally accepted accounting principles ("GAAP") consistently applied during the periods involved except as may be noted therein and except, in the case of the unaudited statements, normal recurring year-end adjustments.

                           (ii) Except as disclosed in the Exchange Act filings,
in Schedule 11(z) or in any other Schedule to this Agreement, since September 30, 1997, the Trust and each of its Subsidiaries has conducted its business only in the ordinary course of such business and has not (i) sold or acquired any real estate or interest therein, (ii) leased all or substantially all of any property, (iii) entered into any financing arrangements in connection therewith,
(iv) granted an option to purchase or lease all or substantially all of any property or (v) entered into a contract, letter of intent, term sheet or other similar instrument to do any of the foregoing and there has not been any change, circumstance or event that has resulted in a material adverse effect on the business, properties, results of operations or financial condition of the Trust, the Partnership and its Subsidiaries, taken as a whole.

                  (aa) Affiliate Transactions. Schedule 11(aa) sets forth a complete and accurate list of (i) all relationships and transactions, series of related transactions or currently proposed transactions or series of related transactions entered into by the Trust or any of its Subsidiaries since December 31, 1996, which are of the type required to be disclosed by the Trust pursuant to Item 404 of Regulation S-K of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder and (ii) all agreements, arrangements or policies of the Trust and/or the Subsidiaries of the Trust (including the Partnership) concerning transactions with Affiliates or other conflicts of interest. Each agreement, arrangement or policy described in clause
(ii) hereof and set forth in Schedule 11(aa) is in full force and effect, and the Trust, each of its Subsidiaries, and the other parties thereto are in compliance therewith, or such compliance has been waived by the Trust's Board of Trustees as set forth in Schedule 11(aa). A true and complete copy of all agreements or contracts relating to any such transaction has been made available for inspection by the Owners.

         12. Additional Agreements.

                  (a) Board Representation; Appointment of Executive Officers. The Board of Trustees of the Trust covenants and agrees that at the Closing Date, the Trust shall be governed by a Board of Trustees consisting of seven (7) Trustees. At the Closing, the Board of Trustees of the Trust shall appoint four
(4) Trustees, two of whom shall be RD and KB, and two of whom shall be designated by RDC and who shall be neither officers nor employees of the Trust, the Partnership or of any Contributing Owner or Contributing Entity (the "RDC Designees") (provided also that the RDC Designees shall be reasonably acceptable to the Board of Trustees of the Trust, which acceptance shall not unreasonably be withheld), and the Board of Trustees of the Trust shall also appoint two (2) Trustees (provided that such designees shall be reasonably acceptable to RD and KB, which acceptance shall not unreasonably be withheld) (the "Trust Designees"). The appointment of the RDC Designees and the Trust Designees shall be effective until the 1999 Annual Meeting of Shareholders of the Trust and until their successors are duly elected and qualified. Concurrently at the Closing, the Trustees of the Trust, other than the Trust Designees (if they are then incumbent Trustees) and Marvin L. Slomowitz, shall resign as Trustees from the Trust, Marvin L. Slomowitz shall resign as Chief Executive Officer and the Board of Trustees shall appoint RD and KB to serve as Chief Executive Officer and President, respectively.

                  (b) Voting Trust Agreement; Investment Letter. At the Closing, each Fund shall execute and deliver to each of its partners a proxy, appointing each partner such Fund's proxy with respect to those Cash Investment Shares to which such partner would be entitled upon a dissolution of such Fund and the distribution of the Cash Investment Shares to such partner as a liquidating distribution, with authority to consent or withhold consent, in such partner's sole discretion, with respect to any matter as to which shareholders may act pursuant to the Declaration of Trust and By-laws of the Trust; provided, however, that if any partner of a Fund determines not to accept such Fund's proxy as to those Cash Investment Shares to which it would otherwise be entitled, then such Fund shall enter into a Voting Trust Agreement with the Trust, appointing the Board of Trustees of the Trust (so long as KB and RD are Trustees and executive officers of the Trust) as Voting Trustee with respect to those Cash Investment Shares to which such Fund would otherwise be entitled to vote, with authority to consent or withhold consent, in the Board of Trustees' sole discretion, with respect to any matter as to which shareholders may act pursuant to the Declaration of Trust and By-laws of the Trust. At Closing, each Fund and each Contributing Owner to whom Operating Partnership Interests shall be issued as part of the Contribution Consideration, shall execute and deliver to the Trust and the Partnership an investment letter in the form attached as Exhibit "O."

                  (c) Non-Compete Agreements. At Closing, RD and KB shall enter into the non-compete agreements with the Partnership and the Trust in the form attached as Exhibit "P" (the "Non-Compete Agreements").

                  (d) Proxy Statement; Listing on New York Stock Exchange. As promptly as reasonably practicable after execution of this Agreement, the Trust, at its expense, shall prepare and file with the Commission under the Exchange Act, and shall use its best efforts to have approved by the Commission, a proxy statement with respect to the meeting of the Trust's shareholders referred to in subsection 12(e) (the "Proxy Statement"). Each of the Contributing Owners and each Fund covenants and agrees to cooperate with the Trust in providing such information as the Trust deems necessary to comply with the rules and regulations of the Commission with respect to the Proxy Statement (including, but not limited to, such information as the Trust deems necessary to respond to any comments issued from time to time by the Commission staff concerning the Proxy Statement and audited financial statements prepared in accordance with generally accepted accounting principles and as may be required by the rules and regulations of the Commission, and which shall reflect no material adverse change in the financial condition or results of operations of the Contributing Entities, and which the Warrantors covenant shall confirm as accurate the net operating income of each

Premises, each Contributed Management Contract and each Contributed Note, all as reflected in the unaudited operating statements of each of the Contribution Entities previously delivered to the Partnership). The Trust and each of the Contributing Owners and each Fund agrees that the information provided by each for inclusion in the Proxy Statement shall not, when the Proxy Statement is first mailed to the Trust's shareholders and at the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated in order to make such information, in light of the circumstances in which it is made, not misleading. The Trust shall notify RDC, on behalf of the Contributing Owners and the Funds, as promptly as reasonably practicable of the receipt of any comments of the Commission and of any request by the Commission for amendments or supplements to the Proxy Statement, and will supply RDC, on behalf of the Contributing Owners and the Funds, with copies of all correspondence between the Trust and/or its representatives, on the one hand, and the Commission or the members of its staff or any other appropriate government official, on the other hand, with respect to the Proxy Statement. Each party shall use its best efforts to obtain and furnish the information required to be included in the Proxy Statement; shall use commercially reasonable efforts to respond promptly to any comments made by the Commission with respect to the Proxy Statement, form of proxy, and any preliminary version thereof, and the Trust shall cause the Proxy Statement and related form of proxy to be mailed to its shareholders at the earliest practicable time. The parties agree to correct, as promptly as practicable and, in any event, prior to the date of the meeting of the Trust's shareholders referred to in subsection 12(e) hereof, any such information provided by them for use in the Proxy Statement which shall have become materially false or misleading. Subject to the limitations set forth in Sections 23 and 24, the Trust covenants and agrees that the Cash Investment Shares and the Common Shares issuable from time to time upon conversion or exchange of the Operating Partnership Interests shall be listed on the New York Stock Exchange or on such other principal exchange as the Common Shares shall generally be listed on the Closing Date.

                  (e) Meeting of Shareholders of the Trust. The Trust shall take all action necessary, in accordance with the Maryland Law and its Amended and Restated Declaration of Trust and By-laws, to duly call, give notice of and convene a meeting of its shareholders, as promptly as practicable, to consider and vote upon (i) amendments to its Amended and Restated Declaration of Trust authorizing a change in the Trust's name, the creation of a newly authorized class of preferred stock and an increase in the number of Common Shares which the Trust is authorized to issue, to be effective immediately upon the Closing; and (ii) the approval and adoption of this Agreement and the transactions contemplated hereby, including, but not limited to the Cash Investment and the issuance of the Cash Investment Shares. The Proxy Statement shall contain the determinations and affirmative recommendation of the Board of Trustees as to each of the proposals set forth in this subsection 12(e).

                  (f) No Solicitation by the Trust.

                           (i) The Trust shall not, directly or indirectly,
through any officer, director, employee, representative or agent of the Trust, the Partnership or any of its Subsidiaries, solicit or encourage (including by way of furnishing information) the initiation of any inquiries or proposals regarding any merger, amalgamation, take-over bid, reorganization, sale of substantial assets, sale of Common Shares or Operating Partnership Interests (including, without limitation, by way of a tender offer) or similar transaction involving the Trust or the Partnership (any of the foregoing inquiries or proposals being referred to herein as an "Acquisition Proposal"); provided, however, that nothing contained in this Agreement shall prevent the Board of Trustees of the Trust, after consultation with its financial advisors, and after receiving advice from outside counsel to the effect that the Board of Trustees of the Trust is required to do so in order to discharge properly its fiduciary duties, from considering, negotiating, approving and recommending to the shareholders of the Trust and to the limited partners of the Partnership an unsolicited bona fide Acquisition Proposal which the Board of Trustees of the Trust determines in good faith would result in a transaction more favorable to the shareholders of the Trust and to the limited partners of the Partnership than the transaction contemplated by this Agreement (any such Acquisition Proposal being referred to herein as a "Superior Proposal").

                           (ii) The Trust shall immediately notify RDC after
receipt of any Acquisition Proposal or any request for nonpublic information relating to the Trust, the Partnership or any of their respective Subsidiaries in connection with an Acquisition Proposal or for access to the properties, books or records of the Trust, the Partnership or any of their respective Subsidiaries by any person or entity that informs the Board of Trustees that it is considering making, or has made, an Acquisition Proposal. Such notice to RDC shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such proposal, inquiry or contract.

                           (iii) If the Board of Trustees of the Trust receives
a request for material nonpublic information by a party who makes a bona fide Acquisition Proposal and the Board of Trustees of the Trust determines that such proposal is a Superior Proposal, then, and only in such case, the Trust may, subject to the execution of a confidentiality agreement, provide such party with access to information regarding the Trust.

                           (iv) The Trust shall immediately cease and cause to
be terminated any existing discussions or negotiations with any parties (other than with the Contributing Owners and Contributing Entities) conducted heretofore with respect to any of the foregoing.

                           (v) The Trust shall ensure that the officers,
directors, trustees and employees of the Trust, the Partnership and their respective Subsidiaries and any investment banker or other advisor or representative retained by the Trust are aware of the restrictions described in this subsection 12(g), and shall be responsible for any breach of this Section by such bankers, advisors and representatives.

                           (vi) In the event the Board of Trustees of the Trust
determines, in accordance with its fiduciary obligations, to execute an agreement constituting a Superior Proposal prior to the Closing or within twelve
(12) months after the termination by the Trust of this Agreement other than by reason of Sections 13(a)(i), (ii), (iii), (iv), (vi) or (viii), then upon the execution of a definitive binding agreement between the Trust and the third party providing for the consummation of the Superior Proposal and containing the affirmative recommendation of a majority of the Board of Trustees as to the Superior Proposal, and provided that the Owners shall have not theretofore breached or otherwise been in default of any obligation or condition to consummate the transactions contemplated by this Agreement which would give rise to the Trust's right to terminate this Agreement pursuant to Section 13(a)(i),
(ii), (iii), (iv), (vi) or (viii), the Trust shall pay to RDC or to its designees in cash the sum of One Million Seven Hundred Fifty Thousand Dollars as liquidated damages, and not as a penalty, in addition to any other amounts payable under Section 13(b).

                  (g) Agreements Respecting Contributed Properties and Remaining Existing Mortgages. The parties acknowledge that the Contributing Owners to whom Operating Partnership Interests will be issued in exchange for Interests (collectively, the "RDC Group") have structured the transactions contemplated by this Agreement to defer recognition of gain for federal income tax purposes at Closing, and to maintain such deferral thereafter to the extent provided herein based upon the agreement of the Trust and the Partnership to abide by certain covenants set forth in this Agreement. Based upon the foregoing, the Trust and the Partnership hereby covenant as follows:

                           (i) Guaranty or Indemnity. At Closing, or at any time
subsequent thereto in accordance with the terms hereof, the Trust and the Partnership and its respective Subsidiaries will permit the RDC Group to guarantee, or indemnify the Trust, the Partnership and their respective Subsidiaries for, the "bottom" portion (i.e., the least risky portion) of indebtedness of the Partnership. In the event that other partners of the Partnership or any Subsidiary (including future contributors) similarly require a guarantee or indemnity of indebtedness of the Trust, the Partnership and/or their respective Subsidiaries to defer the recognition of gain for federal income tax purposes resulting from the contribution of property to the Partnership, and such guarantee of indemnity of indebtedness is the "bottom" portion of the indebtedness of the Partnership, then all such partners (including the RDC Group) shall share pari pasu in the "bottom" portion of such indebtedness. Notwithstanding the previous sentence, the Trust and the Partnership agree to maintain (or make available for the benefit of the RDC Group) (i) during the Restricted Period (as defined below) an amount of indebtedness equal to $50,000,000, and (ii) after the Restricted Period any debt encumbering the Contributed Properties, solely for the RDC Group to guarantee (or indemnify the Trust, the Partnership or their respective Subsidiaries for such indebtedness (the "RDC Group Debt Amount")). In the event that the RDC Group guarantees or indemnifies the Trust, the Partnership, or their respective Subsidiaries with respect to indebtedness encumbering any property of the Trust, the Partnership or any Subsidiary, such indebtedness shall not exceed 60% of the fair market value of such property, as determined by a majority of the disinterested

Trustees of the Trust. The Trust and the Partnership agree, and shall cause their respective Subsidiaries to agree, to take any and all action reasonably designed so that the execution of each guarantee or indemnity by the RDC Group results in tax basis for such RDC Group for federal income tax purposes.

                           (ii) No Property Disposition. The Trust and the
Partnership covenant that they shall not sell, transfer, distribute or otherwise dispose, nor permit any of their respective Subsidiaries to sell, transfer, distribute or otherwise dispose, of the Contributed Properties (including, but not limited to, the stock of any corporations) (or the properties, if any, that are substituted or exchanged for the Contributed Properties) contributed by the RDC Group, prior to the date set forth on Schedule 12(g)(ii) for such Contributed Property or stock (the period of restriction for each such property or stock being the "Restricted Period") other than an exchange or other disposition which does not cause the RDC Group to recognize gain for federal income tax purposes (including, without limitation, a transaction pursuant to Section 1031 of the Code or any successor provision which would not cause such recognition of gain). Before the end of the applicable Restricted Period, the Trust, the Partnership or any of their respective Subsidiaries shall have the right to dispose of or distribute any of the Contributed Properties provided the Trust, the Partnership and/or such Subsidiary pays to the RDC Group the Tax Payment (as defined below). Nothing contained in Section 12(g)(ii) shall be deemed to be construed to limit the rights of any lender or other secured party to foreclose on, or otherwise dispose of, the Contributed Properties contributed by the RDC Group or, of the Partnership to dispose of the Contributed Properties contributed by the RDC Group; provided, however, the Trust, the Partnership and/or such Subsidiary shall pay to the RDC Group the Tax Payment, if any, triggered by any taxable disposition of the Contributed Properties contributed by the RDC Group (other than as a result of a foreclosure) prior to the expiration of the Restricted Period. The term "Tax Payment" as used herein means an amount equal to the sum of (A) the federal, state, and local income Taxes actually payable by the members of the Contributing Owners resulting from the recognition of gain and (B) an additional payment in an amount equal to the amount such that, after payment by the members of the Contributing Owners of all Taxes (including interest and penalties) on amounts received under clause (A) and this clause (B), the Contributing Owners retain an amount equal to the amount described in clause (A).

                           (iii) Right of Redemption.

        (A) In the event that after the end of the Restricted Period and prior to the second anniversary of the termination of the Restricted Period, the Trust, the Partnership or any of their respective Subsidiaries desires to sell or otherwise desire to dispose of (through foreclosure or otherwise), or receive an unsolicited offer to purchase any Contributed Property after the Restricted Period, which offer the Trust, the Partnership or such Subsidiary wishes to accept, and provided that the RDC Group has given notice to the Trust in December of the calendar year immediately preceding the calendar year in which occurs such proposed sale or disposition to the effect that the RDC Group desires to receive any Offering

Notice (as described below) required to be sent during the next calendar year; the Trust, the Partnership or such Subsidiary shall give notice (the "Offering Notice") thereof to RDC or such other representatives as may be designated by the RDC Group from time to time for such purpose. The Offering Notice shall specify the nature of the sale and the consideration and other terms upon which it intends to undertake such sale, and shall specify that the failure of the RDC Group, through its authorized representative, to respond within the time period set forth below shall be deemed an election by the RDC Group not to purchase the Contributed Property. Within thirty (30) days from the date of the Offering Notice, the RDC Group may elect, by written notice to the Trust, to purchase the Contributed Property. If the RDC Group elects to so purchase the Contributed Property as aforesaid, then such purchase shall be consummated on the terms and conditions set forth in the Offering Notice; provided, however, to the extent that the Contributed Property is then subject to separately allocated debt and the lender thereof consents to the RDC Group assuming such debt at no cost, expense or liability to the Trust, the Partnership or any Subsidiary, the Trust shall cause the Contributed Property to be conveyed to the RDC Group subject to such debt.

                                    (B) The RDC Group may use their Operating
Partnership Interests as currency, in whole or in part, in connection with the purchase of the Contributed Property from the Trust, Partnership or any Subsidiary pursuant to an election made in accordance with Section 12(g)(iii)(A). In addition, as part of a transfer of the Contributed Property pursuant to a foreclosure proceeding with respect to any debt secured by the Contributed Property, if the RDC Group can cause the third party which is otherwise to obtain title to the Property to accept Operating Partnership Interests, in whole or in part, in lieu of obtaining title to the Contributed Property (and without modifying any other terms in the agreement of sale or transfer which has been executed in respect of such Contributed Property), the RDC Group shall have the right to do so provided that such third party agrees in writing for the benefit of the Partnership to be bound by all of the terms and conditions of the Agreement of Limited Partnership of the Partnership and, in accordance therewith, compliance with all requirements pertaining to a transfer of Operating Partnership Interests (other than the need to obtain the consent of the general partner of the Partnership, which consent is deemed to be given pursuant to the terms of this Section 12(g)(iii)); in such event, title to the Property shall be transferred to the RDC Group in redemption of the Operating Partnership Interests described above.

                                    (C) If within the thirty (30) day period
during which the RDC Group has the right to elect to purchase the Contributed Property under the Offering Notice, the RDC Group does not make the election or fails to respond to the Offering Notice, the Trust, the Partnership or their Subsidiary may undertake to sell the Contributed Property on such terms and conditions as it shall elect; provided, however, that the sale of the Contributed Property to which the Offering Notice pertains shall not be consummated at less than ninety percent (90%) of the price as specified in the Offering Notice unless the Trust, the Partnership or the Subsidiary again offers the Contributed Property to the RDC Group upon such more favorable terms and conditions. If the RDC Group notifies the Trust of their intention not to purchase the Contributed Property as set forth in the revised Offering Notice, or if the RDC Group does not respond to the revised Offering Notice within the prescribed thirty (30) day period, then the Trust, the Partnership or the Subsidiary may consummate the sale at any time thereafter. In such event, the RDC Group shall have no further right of redemption as against the party to whom the Trust, the Partnership or the Subsidiary transferred title to the Contributed Property; provided, however, that RDC Group's right of redemption hereunder shall apply to any real property received by the Trust, the Partnership or a Subsidiary and in an exchange for the Contributed Property, whether said property represents all or only a part of the consideration for the transfer of the Contributed Property.

                                    (D) In the event that the RDC Group elects
to purchase the Contributed Property pursuant to this Section 12(g)(iii), the Trust agrees to cooperate with the RDC Group at no cost, expense or liability to the Trust to cause debt to be placed on the Contributed Property immediately prior to the closing of the conveyance of the Contributed Property; provided that: (1) the RDC Group arranges for such debt at its sole cost and expense; (2) the RDC Group is unconditionally and irrevocably prepared to close such conveyance immediately after said closing of the loan; and (3) the RDC Group agrees to assume the debt and thereafter assumes the same at the closing and the Trust, the Partnership and all of their respective Subsidiaries are released of all liability thereunder immediately following the closing of the conveyance of the Contributed Property.

                           (iv) Allocation Method. The Partnership covenants
that the "traditional method" (without curative allocations), as defined in Treas. Reg. 1.704-3(b), of allocating income, gain, loss and deduction to account for the variation between the fair market value and adjusted basis of the Contributed Properties for federal income tax purposes, shall be used (i) with respect to the contribution of the Contributed Properties, and (ii) with respect to any revaluation of the Property, pursuant to Treas. Reg. ss.ss.1.704-l(b)(2)(iv)(f), 1.704 l(b)(2)(iv)(g) and 1.704-3(a)(6).

                           (v) Tax Matters. The Contributing Owners will pay or
provide for payment of all Taxes (excluding all real estate taxes) due and payable on or after the Closing and will file all Tax Returns and reports required to be filed on or after the Closing with respect to Taxes imposed in connection with the ownership and operation of the Contributed Properties for all taxable periods (or portions thereof) ending on or prior to the Closing.

                  (h) Indemnification of Trustees and Officers.

                           (i) Those provisions of the Amended and Restated
Declaration of Trust and By-Laws of the Trust and of the Agreement of Limited Partnership of the Partnership with respect to indemnification, advancement of expenses and limitation on liability for the benefit of the trustees, officers, employees and consultants set forth therein, shall not be amended, repealed, or otherwise modified for a period of six (6) years after the Closing Date in any manner that would adversely affect the rights thereunder of individuals who at any time prior to the Closing Date were trustees or officers of the Trust in respect of actions or omissions occurring at or prior to the Closing Date (including, without limitation, the transactions contemplated by this Agreement), unless such modification is required by law.

                           (ii) From and after the Effective Time, the Trust and
the Partnership shall indemnify, defend and hold harmless the present and former officers and trustees of the Trust (collectively, the "Indemnified Parties") against all losses, expenses, claims, damages or liabilities, or amounts that are paid in settlement of, or otherwise in connection with, any claim, action, suit, proceeding or investigation (a "Claim"), based in whole or in part on the fact that such person is or was a trustee, officer, employee or agent of the Trust or any Subsidiary thereof (including the Partnership) and arising out of actions or omissions occurring at or prior to the Closing Date (including, without limitation, the transactions contemplated by this Agreement), in each case to the full extent permitted under Maryland law as it pertains to the Trust and under Delaware law as it pertains to the Partnership (and shall pay in advance of the final disposition of any action or proceeding to each Indemnified party to the fullest extent permitted by Maryland law and Delaware law, as the case may be, upon receipt from the Indemnified Party to whom expenses are advanced of an undertaking to repay such advances in the event that it shall be finally judicially determined that indemnification and the payment of such advances is not permissible under applicable law).

                           (iii) Without limiting the foregoing, in the event
any Claim is brought against any Indemnified Party (whether arising before or after the Closing Date) after the Closing Date: (A) the Indemnified Parties may retain the Trust's regularly engaged independent legal counsel, or other independent legal counsel satisfactory to them provided that such other counsel shall be reasonably acceptable to the Trust; (B) the Trust shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; and (C) the Trust will use their reasonable best efforts to assist in the vigorous defense of any such matter, provided that the Trust shall not be liable for any settlement of any Claim effected without its written consent, which consent shall not be unreasonably withheld. Any Indemnified Party wishing to claim indemnification under this
Section 12(h), upon learning of any such Claim, shall notify the Trust (although the failure so to notify the Trust shall not relieve the Trust from any liability which the Trust may have under this Section 12(h) except to the extent such failure prejudices the Trust, and shall deliver to the Trust and to the Partnership the undertaking contemplated by the Maryland law and the Delaware law, respectively). The Indemnified Parties as a group may retain one law firm (in addition to local counsel) to represent them with respect to each such matter unless there is, under applicable standards of professional conduct (as reasonably determined by counsel to the Indemnified Parties), a conflict on any significant issue between the positions of any two or more Indemnified Parties in which event, such additional counsel as may be required may be retained by the Indemnified Parties.

                           (iv) The Trust shall cause to be maintained in effect
for not less than six (6) years after the Closing Date the current policies of trustees' and officers' liability insurance maintained by the Trust with respect to matters occurring prior to the Closing Date; provided, however, that the Trust may substitute therefor policies of substantially similar coverage containing substantially similar terms and conditions to the extent reasonably available and the Trust shall not be required to pay an annual premium for such insurance in excess of 200% of the last annual premium paid prior to the date of this Agreement, but in such case shall purchase as much coverage as possible for such amount. In addition to, and not in lieu of any other obligation of the Trust and the Partnership under this
Section 12(h), each of the Trust and the Partnership shall in all events continue to be obligated under those agreements to which either is a party pursuant to which either or both of the Trust and the Partnership has agreed to indemnify and hold harmless the trustees and officers of the Trust on account of claims and proceedings arising on or prior to the Closing Date.

                           (v) This Section 12(h) is intended to be for the
benefit of, and shall be enforceable by, the Indemnified Parties, their heirs and personal representatives, shall be binding on the Trust and its and their respective successors and assigns, and shall not be amended or modified to adversely affect any such party without the prior written consent of such party.

                  (i) Conduct of the Business of the Contributing Entities and Operation of the Premises Pending the Closing. Between the date hereof and the Closing Date:

                           (i) The Owners will not take or suffer or permit any
action which would render untrue any of the representations or warranties of the Owners herein contained, and not omit to take any action, the omission of which would render untrue any such representation or warranty;

                           (ii) The Owners will, at their expense, make all
repairs and replacements, structural and non-structural, which are required with respect to any portion of the Premises to maintain it in its present condition ordinary wear and tear excepted. To the extent due and payable on or prior to Closing, the Owners will pay in full, by the time of the Closing, all bills and invoices for labor, goods, materials and services of any kind and taxes due and assessments and utility charges payable relating to the Premises, and each Contributing Entity shall pay in full at or prior to the Closing, all expenses theretofore payable connected with the negotiation, execution and delivery of each Lease, including, without limitation, recording fees required to be paid by the lessor under any Lease. To the extent any bills, invoices, expenses, taxes, assessments and other charges pertain to periods prior to the Closing Date but are not due and payable on or prior to the Closing Date, such items shall be treated as adjustments to the Contribution Consideration in the manner provided in Section 7. The Owners shall also complete, at their expense to the extent that the expenses may not be passed through to tenants, all alterations, repairs, capital and tenant improvements or other work required to have been completed by such Owner under any reciprocal easement agreements, Leases and other agreements to which it is a party, including, without limitation, all alterations, improvements and other work or allowances therefor required to prepare space for the initial occupancy of each tenant under a Lease. The Owners shall cure, prior to the Closing Date or, at the Partnership's sole option, as soon after the Closing Date as is reasonably practical, any violation of Applicable Laws (as defined in Paragraph 9(h) below) which existed prior to the Closing Date unless the cost to cure the same shall exceed $125,000 as determined by a contractor acceptable to the Partnership. If the cost to cure exceeds such amount, and the Partnership nonetheless exercises its option to compel the Owner to cure the violation, then the Owner shall have the right to terminate this Agreement, but only as to such Premises, and the total consideration payable hereunder shall be reduced by the Contribution Consideration attributable to such Premises as set forth on Schedule 2(a).

                           (iii) The Owners shall operate and manage the
Premises in the same manner as it has been operated and managed prior to the date of this Agreement and in accordance with Applicable Laws. The Owners shall submit to the Partnership monthly reports of rental collections, occupancy and vacancies.

                           (iv) The Owners shall comply with all of the
obligations of the Owners under the Leases, the Existing Mortgages, the Service Agreements, the Contributed Management Contracts and the Contributed Notes and all other agreements and contractual arrangements by which the Owners and/or the Premises are bound or affected. Without in any manner limiting the generality of the foregoing, the Owners agree timely to pay to the holder of the Existing Mortgage on or before the Closing Date all amounts of principal, interest, prepaid real estate taxes, prepaid insurance premiums, and all other sums due and payable under the Existing Mortgages on or before the Closing Date. The Owners shall maintain their insurance policies in full force and effect and shall pay all required premiums and other charges.

                           (v) The Owners shall not encumber any Contributed
Property with any indebtedness other than for Existing Mortgages unless the instrument or agreement giving rise to such indebtedness expressly permits the prepayment of all principal and accrued interest at any time and from time to time without the payment of any penalty or premium or unless the Owners shall pay the prepayment penalty and premium. Notwithstanding the foregoing, however:

                                    (A) the Owners shall cause to be paid and
satisfied prior to Closing, all mortgage indebtedness on any Premises other than an Existing Mortgage; and

                                    (B) the Owners shall be permitted to incur
additional mortgage indebtedness (from affiliates of the Owners or otherwise), not to exceed the amount, and encumbering only those Contributed Properties, identified on Schedule 12(i)(v), solely for the purpose of financing the improvements to such Contributed Properties in accordance with the estimated construction budgets attached to Schedule 12(i)(v). Such additional indebtedness (or additional equity contributed to the Contributed Entity (from affiliates of the Owners or otherwise) in lieu of incurring indebtedness as permitted hereby, but in no event in excess of the amount of additional indebtedness permitted hereby), but only to the extent the improvements financed thereby have been completed on or prior to the Closing Date, shall be deemed an Existing Mortgage, to be discharged in accordance with the terms of subsection 3(a) (provided that no prepayment or other penalties or fees shall apply to any repayment thereof). The Partnership shall be promptly notified in advance of the incurrence of any additional mortgage indebtedness permitted by this clause (B), and shall be advised of all relevant terms and conditions thereof, all of which shall be commercially reasonable.

                           (vi) Promptly after receipt thereof by the Owners,
the Owners shall deliver to the Partnership the following:

                                    (A) a copy of any notice of default or
termination given or received under any Existing Mortgage, Lease, Service Agreement, Contributed Management Contract or Contributed Note;

                                    (B) a copy of any tax bill, notice or
statement of value, or notice of change in a tax rate affecting or relating to the Premises;

                                    (C) a copy of any notice of an actual or
alleged violation of Applicable Laws; and

                                    (D) a copy of any notice of any condemnation
proceedings with respect to the Premises.

                           (vii) If a Contributing Owner or another entity in
which RDC or an affiliate of RDC (including, but not limited to, RD and KB) is a general partner, manager or principal executive officer enters into an agreement (an "Agreement of Sale") to purchase real property or any interest therein (including, but not limited to, a leasehold interest as ground lessee), such Contributing Owner or RDC, on behalf of a proposed purchaser which is not a Contributing Entity, shall cause the Agreement of Sale to provide that the purchaser may assign its rights under the Agreement of Sale to the Trust, the Partnership or to a designee of the Trust, which, upon such assignment, exercisable at the election of the Trust at Closing as provided below, shall also assume the purchaser's obligations thereunder. Promptly upon execution of any Agreement of Sale, a fully executed copy thereof, together with all addenda and exhibits thereto, shall be delivered to the Trust. The Trust shall have the right to conduct such due diligence concerning the property which is subject to the Agreement of Sale as the Trust shall deem advisable and the Agreement of Sale shall expressly permit the Trust to conduct such due diligence as permitted hereby. The Trust shall notify RDC at or prior to Closing of its election to exercise the option to obtain an assignment of the Agreement of Sale and, if exercised, the proposed purchaser and the Trust (or its designee) shall execute and deliver an Assignment and Assumption of Sales Agreement as to such Agreement of Sale in the form of Exhibit "H".

                           (viii) If a Contributing Owner or another entity in
which RDC or an affiliate of RDC (including, but not limited to, RD and KB) is a general partner, manager or principal executive officer acquires (after the date hereof but prior to Closing) real property or any interest therein (including, but not limited to, a leasehold interest as ground lessee) (the "Interim Premises"), the Trust shall have the option, exercisable as set forth below, to cause the Contributing Owner or such other person which is not then a Contributing Owner to convey at Closing either fee simple title to the Interim Premises or 100% of the interests in the Contributing Owner or other person which owns of record the Interim Premises, on the same terms and subject to the same conditions (including compliance with all of the conditions to Closing as set forth in Section 8 hereof) as if the Interim Premises constituted a Premises or the interests constituted Interests as of the date of this Agreement and as if the Contributing Owner or other person had executed and delivered this Agreement as of the date hereof; provided, however, that, at the option of the Contributing Owner, the consideration shall consist either of cash or Operating Partnership Interests and, if Operating Partnership Interests, the number of Operating Partnership Interests to be issued to the Contributing Owners at Closing (which Operating Partnership Interests shall be allocated among the Contributing Owners as shall be designated by RDC to the Partnership at Closing) shall be equal to the quotient obtained by dividing (A) the Interim Premises Cost and (B) the average of the Market Price (as defined in subsection 2(b)) of the Common Shares for the twenty (20) consecutive trading days ending on the Closing Date. The term "Interim Premises Cost" shall mean the sum obtained by adding (1) the purchase price paid for the Interim Premises as reflected in the Agreement of Sale pursuant to which the Interim Premises was purchased, plus (2) brokerage fees, legal fees and due diligence costs and acquisition expenses, and commissions and other closing costs paid by the purchaser for the Interim Premises, all as confirmed by the Trust, plus (3) the documented costs, if any, for renovation or other improvements to the Interim Premises incurred between the date of purchase and the Closing Date, plus (4) an amount equal to one percent (1%) of the sum of the amounts determined in clauses (1) through (3) above for each month which has elapsed between the date the Interim Premises was purchased and the Closing Date (or a pro rata portion of such one percent (1%) on the basis of the number of days elapsed for any partial month), but in no event less than an aggregate of three percent (3%), and by subtracting from such sum all indebtedness assumed by the Partnership (or by its designee) in connection with the acquisition of the Interim Premises or the interests (including, but not limited to, mortgage indebtedness). The purchase price shall be adjusted at Closing subject to normal closing adjustments in accordance with local custom. Without limiting anything in this subsection 12(i) (viii), the aforementioned option with respect to an Interim Premises shall be similarly granted by RD Properties, L.P. VI and exercisable by the Trust, with respect to the property described on Schedule 12(i) (viii).

                           (ix) The Owners agree that at Closing they shall
cause to be delivered to the Partnership from the holder of the fee interest in the real property identified on Schedule 12(i)(viii) and any Interim Premises an agreement, in the form of Exhibit "Q" (the "Right of First Offer Agreement"), granting to the Partnership a right of first offer to purchase such real property on the terms and subject to the conditions set forth in the Right of First Offer Agreement.

                           (x) Subject to Section 6, the Owners and the
Partnership agree that as to proposed new Leases to be entered into for more than 10,000 square feet of gross leasable area ("GLA"), the Owner will submit its completed standard lease request form prior to negotiating the Lease, and the Partnership shall have three (3) business days after receipt of such form in which to object to or propose modifications to such proposed Lease. The Partnership's failure to respond to the notice shall be deemed an acceptance of the terms of such Lease. The Owner agrees to obtain the Partnership's approval of any subsequent modifications to such economic terms and the Partnership shall not unreasonably withhold, delay or condition its consent to such subsequent modification, provided that the Owner shall have the right to make customary modifications to its standard lease form so long as such modifications do not affect the following terms (collectively the "Economic Terms"): (i) the term,
(ii) square footage, (iii) tenant improvement or tenant allowance amounts, (iv) rent, (v) percentage rent or (vi) the obligation to pay a proportionate share of taxes or common area maintenance (except to the extent that the Owner customarily caps such charges or allows certain other modifications to the scope of inclusions in common area maintenance clauses). The Owner shall have the right to modify the terms of an existing Lease provided that the Owner first gives to the Partnership prior written notice of any proposed modifications to the Economic Terms of the existing Lease. The Partnership shall have three (3) business days after receipt of such notice to object to or propose modifications to the proposed terms. The Partnership's failure to object to such proposed modification within such three (3) business day period shall be deemed an acceptance of the terms of such modification to the existing Lease. The termination of any of the Leases prior to Closing as permitted herein shall not excuse the Partnership from its obligation to complete Closing and to pay the full Contribution Price, except as set forth in subsection 13(a)(vii) below.

                  (j) Conduct of the Business of the Trust and Partnership Pending the Closing. Between the date hereof and the Closing Date:

                           (i) The Trust and the Partnership will not take or
suffer or permit any action which would render untrue any of the representations and warranties of the Trust or Partnership herein contained, and not omit to take any action, the omission of which would render untrue any of such representations or warranties; and

                           (ii) The Partnership will, at its expense, make all
repairs and replacements, structural and non-structural, which are required with respect to any portion of the Partnership Portfolio to maintain it in its present condition, ordinary wear and tear excepted, including, without limitation, all alterations, improvements or other work required to have been completed by the Consolidated Trust under any reciprocal easement agreements, Partnership Leases and other agreements to which it is a party, including, without limitation, all alterations, improvements and other work or allowances therefor required to prepare space for the initial occupancy of each tenant under a Partnership Lease.

                           (iii) The Partnership will operate and manage the
Partnership Portfolio in the same manner as it has been operated and managed prior to the date of this Agreement and in accordance with Applicable Laws. The Partnership shall submit to RDC, on behalf of the Contributing Owners, monthly reports of rental collections, occupancy and vacancies.

                           (iv) The Partnership will comply with all of its
obligations under the Partnership Leases, the Partnership's mortgages, the Partnership Service Agreements and all other agreements and contractual arrangements by which the Partnership and/or the Partnership Portfolio are bound or affected. The Partnership shall not enter into any new Partnership Service Agreement without first obtaining the prior approval of RDC, which approval shall not be unreasonably withheld, delayed or conditioned, unless the new Partnership Service Agreement is entered into in the ordinary course of business and provides that the Partnership may terminate the Partnership Service Agreement upon thirty (30) days' notice without the payment of a penalty or termination payment. Failure by RDC to respond to any request for an approval or consent for a period of five days from the date of such request shall be conclusive evidence of its approval as to the new Partnership Service Agreement. The Partnership shall maintain its insurance policies in full force and effect and shall pay all required premiums and other charges.

                           (v) The Partnership shall not encumber any property
of the Trust with any indebtedness from the date hereof through the Closing Date without first obtaining the prior written consent of RD, which consent shall not be unreasonably withheld.

                           (vi) Neither the Trust nor the Partnership shall
declare, set aside or pay any cash dividends or make any other cash distributions to its shareholders or partners on account of their Common Shares or Operating Partnership Interests other than dividends by the Trust and distributions by the Partnership which the Trust determines are necessary to comply with and maintain its status as a REIT.

                           (vii) Promptly after receipt thereof by the
Partnership, the Partnership shall deliver to RDC, on behalf of the Contributing Owners, the following:

                                    (A) a copy of any notice of default given or
received under any Partnership Mortgage, Partnership Leases or Partnership Service Agreements or any notices of termination given for any Partnership Lease;

                                    (B) a copy of any tax bill, notice or
statement of value, or notice of change in a tax rate affecting or relating to the Trust Portfolio;

                                    (C) a copy of any notice of an actual or
alleged violation of Applicable Laws; and

                                    (D) a copy of any notice of any condemnation
proceedings with respect to the Trust Portfolio.

                           (viii) The Owner and the Partnership agree that as to
proposed new Partnership Leases to be entered into for more than 10,000 square feet GLA, the Partnership will submit its completed standard lease request form prior to negotiating the Partnership Lease, and RDC, on behalf of the Contributing Owners, shall have three (3) business days after receipt of such form in which to object to or propose modifications to such proposed Partnership Lease. RDC's failure to respond to the notice shall be deemed an acceptance of the terms of such Partnership Lease. The Partnership agrees to obtain RDC's approval of any subsequent modifications to such economic terms and RDC shall not unreasonably withhold, delay or condition its consent to such subsequent modification, provided that the Partnership shall have the right to make customary modifications to its standard lease form so long as such modifications do not affect the following terms (collectively the "Economic Terms"): (i) the term, (ii) square footage, (iii) tenant improvement or tenant allowance amounts,
(iv) rent, (v) percentage rent or (vi) the obligation to pay a proportionate share of taxes or common area maintenance (except to the extent that the Partnership customarily caps such charges or allows certain other modifications to the scope of inclusions in common area maintenance clauses). The Partnership shall have the right to modify the terms of an existing Partnership Lease provided that the Partnership first gives to RDC, on behalf of the Contributing Owners, prior written notice of any proposed modifications to the Economic Terms of the existing Partnership Lease. RDC shall have three (3) business days after receipt of such notice to object to or propose modifications to the proposed terms. RDC's failure to object to such proposed modification within such three
(3) business day period shall be deemed an acceptance of the terms of such modification to the existing Partnership Lease. The termination of any of the Partnership Leases prior to Closing as permitted herein shall not excuse the Owners from their obligations to complete Closing except as set forth in subsection 13(a)(ix) below.

                  (k) Conduct of the Funds Pending the Closing. Between the date hereof and the Closing Date, none of the Funds will take or suffer or permit any action which would render untrue any of its representations or warranties herein contained, and not omit to take any action, the omission of which would render untrue any such representation or warranty.

                  (l) Covenants Regarding Affiliated Transactions. The Contributing Owners hereby covenant and agree that, except as otherwise expressly contemplated or otherwise provided by the terms of this Agreement, commencing upon the Closing Date and ending on the third anniversary of the Closing Date, the consummation by the Trust or the Partnership of any transaction between the Partnership, the Trust or any Subsidiary of the Partnership or the Trust, on the one hand, and RD or KB, or any of their designees to the Board of Trustees or any of their respective affiliates, on the other hand, shall require approval by a majority of the then disinterested Trustees of the Trust; provided, however, that the foregoing shall in no event be deemed to prevent or otherwise impair the exercise by the Board of Trustees of its rights and the fulfillment of its obligations under applicable law in respect of corporate opportunities, interested transactions and similar conflicts or alleged conflicts of interest involving the Trust, the Partnership or any of their respective affiliates.

                  (m) Right of RDC to Market Trust Property. The Trust and the Partnership covenant and agree that following: (i) receipt by the Trust of evidence reasonably satisfactory to the Trust that the Fund has obtained binding irrevocable commitments from its partners to make capital contributions in an aggregate amount not less than $50,000,000 in respect of the Cash Investment and
(ii) receipt by the Partnership of evidence reasonably satisfactory to the Partnership that sufficient consents have been obtained pursuant to the obligations of RD and KB under Section 4(k) such that the Partnership shall not be entitled to terminate this Agreement pursuant to Section 13 (a)(viii), then RD, on behalf of the Trust and the Partnership, shall be entitled to negotiate and execute agreements concerning the disposition and/or financing of Trust Property; provided that: (A) none of the Trust, the Partnership nor any Subsidiary of either shall have any obligations to any third parties under any such agreements (including, but not limited to the obligation to sell property or borrow funds) unless and until the Closing shall have occurred; (B) none of the Trust, the Partnership nor any Subsidiary of either shall incur any cost or expense in connection with any rights granted RDC under this Section 12(m) unless and until the Closing shall have occurred; (C) neither RDC nor any agent or affiliate of RDC shall represent itself as an agent of or otherwise act on behalf of the Trust, the Partnership or any Subsidiary, nor have any authority to bind any of the foregoing except upon consummation of the Closing Date (and subject to any approvals or ratifications that must be obtained from the Board of Trustees of the Trust or from the general partner of the Partnership following the Closing Date; and (D) the Warrantors [and the Fund] shall jointly and severally indemnify and hold the Trust, the Partnership and each Subsidiary harmless from and against any and all costs, expenses, damages, liabilities, claims, demands and actions (including reasonable attorneys' fees and expenses) arising by reason of any agreement or purported agreement or by reason of any action by RDC or any of its agents under this Section 12(m) if the Closing shall not occur.

                  (n) Access to Information; Confidentiality.

                           (i) The Trust and the Partnership, on the one hand,
and the Contributing Owners and Funds, on the other hand, each shall cause their representatives, officers, directors, trustees, employees, auditors and other agents, to afford to each other and to their respective officers, employees and agents, complete and unimpeded access at all reasonable times to, from the date of this Agreement until the Closing Date, their officers, employees, agents, properties, records and contracts, and shall furnish such other party all financial, operating or other data and information as such party, through its officers, employees or agents, may request.

                           (ii) In the event that transactions contemplated by
this Agreement are not consummated, no party may disclose, use or otherwise employ the confidential information of another party in its business or otherwise unless the party disclosing, using or otherwise employing such information (the "Disclosing Party") shall establish either that the information
(A) came into the possession of the Disclosing Party on a nonconfidential basis from a source other than the party asserting the confidentiality of such information or from another party which is not known by the Disclosing Party to be bound by a confidentiality or other obligation of secrecy to the party asserting the confidentiality of the information or (B) has become generally available to the public other than as a result of the breach by the Disclosing Party of its obligations hereunder. In addition to the foregoing, a Disclosing Party may disclose confidential information of another party if required by law; provided, however, that the Disclosing Party shall (x) give as much notice to the other party as is practicable prior to making such disclosure, (y) cooperate with the other party at the other party's cost and expense to obtain an appropriate protective order or other reliable insurance to prevent or limit the disclosure of the confidential information and (z) disclose only that portion of the confidential information as such party, with the advice of its counsel, deems necessary to comply with applicable law.

                  (o) Public Announcements. The Partnership and the Trust, on the one hand, and RDC (for itself, all of the Owners and the Funds), on the other hand, will consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement or the transactions contemplated hereby, and no party shall issue any press release or make any such public announcement prior to such consultation, except as may be required by law, the Commission or by the securities exchange on which the Common Shares are then traded.

                  (p) Notification of Certain Matters. The Trust and the Partnership shall give prompt written notice to RDC, and the Owners and the Funds shall given prompt written notice to the Trust, of (a) the obtaining by it of actual knowledge of any fact or (b) the occurrence, or failure to occur, of any event (of which such party has actual knowledge) which fact would cause, or which occurrence or failure to occur would be likely to cause, (i) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect or (ii) any material failure of the Trust, the Partnership, any Owner or any Fund, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

                  (q) Future Issuances of Convertible Preferred Stock. The Trust covenants and agrees that if, following Closing, the Board of Trustees determines, in the exercise of its duties, that it is in the interests of the Trust and its shareholders to engage in an offering of preferred stock convertible into Common Shares, then upon commencement of any such offering, the Trust shall use commercially reasonable efforts to provide to those of the equity owners of the Fund who are equity owners of the Fund on the Closing Date, a right of first preference to purchase such convertible preferred stock, on terms and conditions which will be identical to the offer and sale of the preferred stock to investors other than such equity owners; provided that such right of first purchase shall be made only if and to the extent permitted by all applicable federal and state securities laws, rules and regulations, and provided that the terms of any such rights of first preference shall be only in the manner determined fair and equitable to the Trust.

         13. Termination, Amendment and Waiver.

                  (a) Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned, by written notice promptly given to the other parties hereto, at any time prior to the Closing Date, whether prior to or after approval by the shareholders of the Trust:

                           (i) By mutual written consent of the Board of
Trustees of the Trust and the Board of Directors of RDC, acting on behalf of all of the Owners; or

                           (ii) By either the Board of Trustees of the Trust or
by RDC, on behalf of all of the Owners, if a court of competent jurisdiction or governmental, regulatory administrative agency or commission shall have issued an order, decree or ruling or shall have taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or

                           (iii) By either the Board of Trustees of the Trust or
by RDC, on behalf of all of the Owners, if the Closing Date shall not have occurred on or before October 30, 1998, unless the absence of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform in all material respects each of its obligations under this Agreement required to be performed by it prior to the Closing Date; or

                           (iv) By either the Board of Trustees of the Trust or
by RDC, on behalf of all of the Owners, if at the Shareholders meeting referred to in subsection 12(e) hereof (including any adjournment thereof) this Agreement and the transactions contemplated hereby shall fail to be approved and adopted by the requisite vote of shareholders of the Trust as required by the applicable law; or

                           (v) By either the Board of Trustees of the Trust or
by RDC, on behalf of all of the Owners, if the Trust consummates a transaction constituting a Superior Proposal.

                           (vi) By the Board of Trustees of the Trust, if the
Contributing Owners, Contributing Entities or any Fund fail to perform in all material respects their obligations under this Agreement; or

                           (vii) By RDC, on behalf of all of the Owners, if the
Trust and the Partnership fail to perform in all material respects their respective obligations under this Agreement; or

                           (viii) By the Trust, if there shall have occurred an
RDC Material Adverse Effect. For purposes of this Agreement, the term "RDC Material Adverse Effect" shall mean a change in the business, assets, properties, results of operations, financial condition or prospects of the Owners or the Premises taken as a whole since the date of this Agreement which can reasonably be expected to result in a reduction of the aggregate net operating income ("NOI") from the Premises, the Contributed Management Contracts, the Contributed Notes and other assets to be transferred by the Owners to the Partnership pursuant to this Agreement, taken as a whole, by more than 10% of the Target RDC NOI. The term Target RDC NOI shall mean the actual aggregate net operating income from operations of all of the Premises, for the twelve months ended December 31, 1997 as reflected in the unaudited operating statements of each of the Contributing Entities previously delivered by the Owners to the Partnership; provided, however, that with respect to determining an "RDC Material Adverse Effect," the NOI with respect to each Premises described on Schedule 13(a)(viii), but only if such Premises is not contributed (by a contribution of Interest or otherwise as provided herein), shall not be considered for purposes of calculating Target RDC NOI.

                           (ix) By RDC, on behalf of all of the Owners, if there
shall have occurred a Trust Material Adverse Effect. For purposes of this Agreement, the term "Trust Material Adverse Effect" shall mean a change in the business, assets, properties, results of operations, financial condition or prospects of the Trust Portfolio taken as a whole since the date of this Agreement which can reasonably be expected to result in a reduction of the aggregate FFO from the Trust Portfolio taken as a whole by more than 20% of the Target Trust FFO. The term Target Trust FFO shall mean the actual aggregate FFO from operations of all of the Trust Portfolio real properties for the twelve months ended December 31, 1997.

The aforementioned termination may occur notwithstanding approval of this Agreement by the shareholders of the Trust.

                  (b) Effect of Termination. In the event of a termination of this Agreement and abandonment of the transactions as contemplated hereby pursuant to subsection 13(a), this Agreement shall become void, and, except as provided in this subsection 13(b) and subsection 12(f), there shall be no liability on the part of any of the parties hereto or of any of their respective officers, directors, trustees, employees, agents or shareholders, regardless of whether such termination and abandonment arose out of a breach of this Agreement by any party or for any other reasons. Notwithstanding the termination of this Agreement and the abandonment of the transactions contemplated hereby, nothing in this Section 13(b) shall relieve (i) any party which is a signatory hereto from any liability for any wilful breach or wilful default by such party of any provision of this Agreement (including, but not limited to, attorneys' fees and costs, court costs and other costs and expenses incurred in litigating the cause of action and in enforcing its rights hereunder) (it being acknowledged by the parties hereto that a termination of this Agreement by the Trust or by RDC pursuant to subsection 13(a)(v) shall not be deemed a wilful breach or wilful default by the Trust) or (ii) the Trust from its obligation to make the payment to RDC, on behalf and for the benefit of the Owners as provided in subsection 12(f) hereof. In addition to the foregoing: (x) in the event of a termination of this Agreement by the Trust pursuant to subsection 13(a)(vi), RD, KB and the Contributing Owners who are signatories to this Agreement shall be jointly and severally liable for and shall promptly pay to the Trust and the Partnership all out-of-pocket expenses and costs incurred by the Trust and the Partnership in connection with this Agreement and the fulfillment of all obligations hereby, including, but not limited to, legal, accounting, investment banking and appraisal fees and due diligence costs and expenses and printing costs and expenses associated with printing and mailing of the Proxy Statement; and (y) in the event of a termination of this Agreement by RDC, on behalf of all other Owners, pursuant to subsection 13(a)(iv) or subsection 13(a)(vii) or a termination of this Agreement by RDC, on behalf of all other Owners, or by the Trust, in each case pursuant to subsection 13(a)(v), the Partnership and the Trust shall be jointly and severally liable for and shall promptly pay to RDC, on behalf and for the benefit of the Contributing Owners, all out-of-pocket expenses, costs and fees incurred by the Contributing Owners in connection with this Agreement and the fulfillment of their obligations and the transactions contemplated hereunder including, but not limited to, due diligence costs and expenses, legal, accounting, investment banking fees and environmental and engineering fees and costs (but excluding costs and expenses incurred in connection with the formation and capitalization of the Funds); provided, however, that (A) in no event shall any payments under subsection 13(b)(x) or
(y) exceed $1,250,000; and (B) in no event shall the Trust or Partnership be obligated to make any payment if the termination of this Agreement by RDC, on behalf and of the Owners, pursuant to subsection 13(a)(vii) arises by reason of a breach of the representations set forth in subsection 11(m).

         14. Notices.

                  (a) All notices, demands, requests or other communications required or permitted under the terms of this Agreement shall be in writing and, unless and until otherwise specified in a written notice by any party addressed to and delivered in the manner set forth in this Section 14, shall be sent to the parties at the following addresses:

                           if intended for the Owners:

                           RD Capital, Inc.
                           805 Third Avenue
                           9th Floor
                           New York, NY 10022
                           Attention:  Kenneth F. Bernstein, Chief
                                        Operating Officer
                           Telecopy:  (212) 421-2290

                           with a copy delivered in the
                             manner provided to:

                           Martin L. Edelman, Esquire
                           Battle Fowler LLP
                           75 East 55th Street
                           New York, NY 10022
                           Telecopy:  (212) 856-7808

                                    -and-

                           Robert Masters, Esquire
                           Acadia Management Company LLC
                           20 Soundview Marketplace
                           Port Washington, NY 11050
                           Telecopy: (516) 767-8834

                           if intended for the Trust or
                           the Partnership:

                           Mark Centers Trust
                           600 Third Avenue
                           Kingston, PA 18704-1679
                           Attention: Joshua Kane, Senior Vice President
                           Telecopy: (717) 288-1028
                           with a copy sent in the
                             manner provided to:

                           Steven N. Haas, Esquire
                           Cozen and O'Connor
                           The Atrium
                           1900 Market Street
                           Philadelphia, PA  19103
                           Telecopy:  (215) 665-2013

                  (b) Each such notice, demand, request or other communication shall be deemed to have been properly served for all purposes if: (i) hand delivered against a written receipt of delivery; (ii) mailed by registered or certified mail of the United States Postal Service, return receipt requested, postage prepaid; (iii) delivered to a nationally recognized overnight courier service for next business day delivery, to its addressee at the address set forth above in this Section; or (iv) delivered via telecopier or facsimile transmission to the facsimile number listed in this Section, provided, however, that if such communication is given via telecopier or facsimile transmission, an original counterpart of such communication shall concurrently be sent in either the manner specified in clause (i), (ii) or (iii) of this subsection (b).

                  (c) Each such notice, demand, request or other communication shall be deemed to have been received by its addressee upon the earlier of: (i) actual receipt or refusal by the addressee (by facsimile or otherwise); or (ii) two (2) business days after deposit thereof at any main or branch United States post office, if sent in accordance with clause (ii) of subsection 14(b), and one
(1) business day after delivery to the courier if sent pursuant to clause (iii) of subsection 14(b).

         15. Fire or Other Casualty.

                  (a) Each Owner shall maintain in full force and effect until the Closing Date the fire and extended coverage insurance policies now in effect on the Premises of such Owner.

                  (b) In the event that any building on the Premises shall have been materially damaged by fire or other casualty in excess of $500,000 and (X) tenants comprising 90% of the damaged Premises do not have a right (or have waived their right) to terminate their Leases as a result of such casualty and such tenants are not subject to rent insurance or (Y) the Premises cannot be restored on a timely basis solely because the proceeds of insurance of such Premises are insufficient to permit restoration of such Premises and the Contributing Entities were not willing to jointly and severally indemnify and hold harmless the Partnership for the shortfall, the Trust and the Partnership shall have the right to terminate this Agreement as to such Premises by written notice to such Owner. In the event of such termination, none of the Partnership, the Trust or such Owner shall have any further rights or obligations under this

Agreement and as to such Premises or such Contributing Owners' Interests in the Owner of such Premises, this Agreement shall be null and void; but as to all other parties and as to any other Premises, this Agreement shall remain in full force and effect and the total contribution payable hereunder shall be reduced by the Contribution Consideration attributable to such Premises as set forth on
Schedule 2(a). If this Agreement is not so terminated or if such casualty is unknown to the Partnership, then the proceeds of the insurance policies attributable to the Premises or the Personal Property paid by the insurer(s) and either (i) received by such Owner prior to Closing and not used by such Owner for the repair of the Premises or the Personal Property (and the Partnership hereby authorizes each Owner to use the proceeds for such purpose), or (ii) not held by the holder of the Existing Mortgage nor applied against the Existing Mortgage, shall be part of the assets of the Owner contributed to the Partnership at Closing and, in either such event, there shall be no reduction in the Contribution Consideration by reason of any such unpaid claim. If with respect to the Premises of an Owner (i) the Trust and the Partnership do not exercise their right to terminate this Agreement as provided in this subsection or (ii) if such casualty as described in this subsection is unknown to the Trust or the Partnership, and the proceeds of the insurance policies attributable to such Premises or the Personal Property have not been paid as of Closing by the insurer(s), such Owner shall assign to the Partnership its entire interest in, and right to receive all insurance proceeds payable in connection with such casualty. The assignment of such interest and right shall be part of the assets of such Owner transferred to the Partnership at Closing. There shall not be any reduction in the Contribution Consideration by reason of such assignment.

                  (c) Each Owner will certify to the Trust and the Partnership at Closing that to its knowledge, no damage by fire or other casualty has occurred, or, if such has occurred, will describe in writing the nature and extent of such damage and whether such damage has been restored.

         16. Condemnation.

                  (a) If any of the Premises or any "material part" thereof shall be taken by the exercise of the power of eminent domain after the date hereof and prior to Closing, this Agreement may be terminated by the Trust and the Partnership as to such Premises by written notice to the applicable Owners. In the event of such termination, none of the Trust, the Partnership or such Owner shall have any further rights or obligations under this Agreement and as to such Premises or such Owner's Contributing Owner in their capacity as such, and this Agreement shall be null and void, but as to all other parties and as to any other Premises, this Agreement shall remain in full force and effect and the total contribution payable hereunder shall be reduced by the Contribution Consideration attributable to such Premises as set forth on Schedule 2(a). The term "material part" means the institution of any proceedings, judicial, administrative or otherwise, which would (i) reasonably be expected to reduce the aggregate useable square footage of the Premises by at least 25% of gross leasable area (ii) entitle one or more tenants occupying at least 25% of gross leasable area to terminate its lease and such tenant does not waive such right prior to Closing, (iii) cause access to the Premises to be taken or materially diminished (i.e., such taking does not provide access to a publicly dedicated street or is an impediment to traffic flow from and to the Premises) or (iv) result in parking no longer being in compliance with applicable zoning laws and the Contributing Entity is unable to remedy such non-compliance prior to Closing. If this Agreement as to such Premises or Interests of the Contributing Owners in such Owner is not so terminated, then this Agreement as to such Premises or Interests shall continue in full force and effect and there shall be no reduction in the Contribution Consideration. As of Closing, each Owner shall cause all of such Owner's rights and claims to any awards arising therefrom as well as the amount of any money theretofore received by such Owner on account thereof (and not retained by the holder of the Existing Mortgage), net of any expenses incurred by such Owner, including, without limit thereto, reasonable counsel fees, in collecting the award to be part of the assets of such Owner. As of Closing, each Owner shall transfer to the Partnership all of such Owner's rights and claims to any awards arising therefrom as well as the amount of any money theretofore received by such Owner on account thereof (and not retained by the holder of the Existing Mortgage), net of any expenses incurred by such Owner, including, without limit thereto, reasonable counsel fees, in collecting the award. With respect to any such taking after the date of this Agreement, the affected Owner shall furnish to the Partnership a copy of the declaration of taking promptly after Owner's receipt thereof.

                  (b) Each Owner will certify to the Trust and the Partnership at Closing that no such taking has occurred, or, if such has occurred, will describe in writing the nature and extent of such taking.

         17. Brokers. The Trust, the Partnership and each Owner represents and warrants to the other that he, she or it has dealt with no broker or other intermediary in connection with the transactions contemplated by this Agreement other than Bear, Stearns & Co., Inc., on behalf of the Trust, and Donaldson, Lufkin & Jenrette, on behalf of the Owners. In the event that any broker or other intermediary claims to have dealt with any of the Owners or with the Trust or the Partnership in connection with the transactions contemplated by this Agreement, to have introduced the Interests or the Premises to the Trust or the Partnership for contribution, or to have been the inducing cause of the contribution, each of the Contributing Owners and the Trust and the Partnership shall indemnify, defend and save the others harmless from and against any claim for commission or compensation by such broker or other intermediary, as well as all costs and liabilities incurred by the others by reason thereof, if its representation or warranty above is false.

         18. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns. Except to the extent this Agreement contemplates that one or more Subsidiaries of the Trust may act as designee of the Partnership to receive title to certain of the Premises, this Agreement and the rights arising hereunder may not be assigned by any party without the consent of the other parties hereto.

         19. Captions or Headings; Cross-References. The captions or headings of the Sections of this Agreement are for convenience only, and shall not control or affect the meaning or construction of any of the terms or provisions of this Agreement. References in this Agreement to Sections and subsections are references to Sections and subsections of this Agreement, unless expressly stated to the contrary. References in this Agreement to Exhibits and Schedules are, unless expressly stated to the contrary, references to Exhibits and Schedules to this Agreement, each of which is part of this Agreement.

         20. Amendments. No change, alteration, amendment, modification or waiver of any of the terms or provisions of this Agreement shall be valid, unless in writing and signed by the parties to this Agreement who are or will be affected thereby.

         21. Applicable Law. This Agreement shall be governed and construed according to the laws of the jurisdiction in which the Premises is located as to the contribution of such Premises and by the laws of the State of Maryland as to all other matters arising hereunder.

         22. Maintenance of Records. Each Owner shall deliver at Closing to the Partnership, and the Partnership shall maintain or cause each Owner to maintain at the Premises or at an office of the Partnership, all tenant files, tenant correspondence, operating and capital budgets, blueprints, plans and specifications, drawings and studies of the Premises in its possession after exercising diligent efforts to obtain the same, for a period of seven (7) years after Closing. Each Contributing Owner, upon reasonable prior notice to the Partnership, shall for a period of seven (7) years after the Closing have access to such records at any reasonable time and from time to time during normal business hours and shall be entitled to copy such records at its expense.

         23. Survival of Representations, Warranties and Covenants. All covenants (other than those as to which performance thereof as a condition to Closing have been expressly waived by the party entitled thereto), and all representations and warranties contained in this Agreement, shall survive Closing; provided, however, that no claim for a breach of any representation or warranty or covenant contained in this Agreement (other than: (w) those contained in subsection 10(a)(v); (x) a breach by the Trust of its covenant to make the Tax Payment; (y) the breach by the Trust to make the payment required by subsection 12(f) or required by subsection 13(b)(y) if required to be so paid; and (z) a breach by RD, KB or the Contributing Owners who are signatories hereto of their covenant to make the payment required by subsection 13(b)(x) if required to be so paid (clauses (w) through (z) collectively, the "Surviving Indemnities"), which shall survive indefinitely), may be maintained by any party alleging such breach or misrepresentation unless such aggrieved party shall have delivered a written notice ("Notice of Breach") specifying the details (to the extent known at such time) of such claimed breach to the alleged breaching party within: (A) as to breaches of representations and warranties (other than as contained in clause (w) above), one (1) year from the Closing Date and (B), as to breaches or defaults in covenants (other than those in clauses (x) through (z) above), one year from the date the obligation to perform the covenant to which the breach or default pertains first arises (the "Survival Period"). For purposes of this Agreement, the term "knowledge" shall mean: (i) with respect to each Contributing Owner which is other than a natural person, the actual knowledge of the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of such Contributing Owner or of the general partner of the Fund, as well as the knowledge which such person would reasonably be expected to have in the exercise of his duties on behalf of such Contributing Owner; (ii) with respect to the Partnership and the Trust, the actual knowledge of the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of the Trust, as well as the knowledge which such person would reasonably be expected to have in the exercise of his duties on behalf of the Trust, including as general partner of the Partnership; (iii) with respect to each natural person who is also a chief executive officer, chief operating officer or chief financial officer of a corporation, of a general partner of a partnership or of a manager of a limited liability company which is a Contributing Owner or a Fund, then the actual knowledge of such person as well as the knowledge which such person would reasonably be expected to have in the exercise of his duties in the foregoing capacity on behalf of such Contributing Owner or Fund; and (iv) with respect to each natural person other than as described in clause (iii) above, the actual knowledge of such person. Each representation, warranty, covenant and agreement contained herein, and each exception thereto, is independent of all other warranties, representations, covenants, agreements and exceptions contained therein (whether covering an identical or related subject matter) and must be independently and separately complied with and satisfied. No such representation or warranty shall be deemed to have been waived, affected or impaired by any investigation made by the party to whom such representation or warranty is given hereunder.

         24. Indemnification.

                  (a) To the extent and in the manner provided in this Section 24 after the Closing, each of the Warrantors, jointly and severally, hereby agrees to indemnify and hold harmless the Trust, the Partnership, each Subsidiary of the Trust or of the Partnership or any of their respective heirs, successors, employees, officers, agents, trustees, directors, personal representatives and assigns, from, against and in respect of all demands, claims, actions or causes of action, assessments, taxes, losses, fines, penalties, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses costs of litigation and reasonable fees and expenses of accountants and including any such fees, costs and expenses with respect to any actions to enforce the terms of this Section 24(a)) and charges (collectively, "Losses") sustained or incurred by any of the foregoing:

                           (i) as a result of or arising out of any inaccuracy
in or breach of any representation or warranty of any of the Contributing Owners in this Agreement or breach of any covenant or agreement to be performed post-Closing by any of the Contributing Owners pursuant to this Agreement, any assignment or other agreement (other than the Third Party Partner Agreement, in the case of which the Trust shall seek recourse solely against RD, KB and the signatory to such Third Party Partner Agreement, jointly and severally) transferring assets or property (or interests therein), or in any other agreement with respect to the assignment, conveyance, contribution or transfer of the Premises (or interest therein), assets, agreements, rights or other instruments conveyed, assigned, contributed or otherwise transferred to the Trust, the Partnership or any Subsidiary of the Trust or the Partnership; or

                           (ii) obligations (1) accruing and arising prior to
the Closing Date (or arising after the Closing Date but pertaining to the period prior to the Closing Date) under the Leases, ground leases, Service Agreements, Sales Agreements, Agreements of Sale and any and all contracts as to which any of the Contributing Owners are parties or by which any of them are bound or (2) accruing or arising prior to the Closing Date (or arising after the Closing Date but pertaining to the period prior to the Closing Date) with respect to the ownership, operation or use of the Premises and, in each of the cases described in clauses (1) and (2) above, except to the extent expressly assumed by the Partnership or its designee by the terms of this Agreement and/or the Schedules or transfer documents to be executed in connection with the Closing (in the forms of the Exhibits attached hereto or otherwise).

                  (b) To the extent and in the manner provided in this Section 24 after the Closing, the Partnership and the Trust agree to and shall indemnify and hold harmless the Owners and their respective heirs, successors, employees, officers, agents, trustees, directors, personal representatives and assigns from, against and in respect of any and all Losses sustained or incurred by any of the foregoing:

                           (i) as a result of or arising out of any inaccuracy
in or breach of any representation or warranty of any of the Trust, Partnership, or Subsidiary of the Trust in this Agreement or breach of any covenant or agreement to be performed post-Closing by any of the Trust, Partnership, Subsidiary of the Trust pursuant to this Agreement, in any assignment or other agreement transferring assets or property (or interests) therein, or in any other agreement with respect to the assignment, conveyance, contribution or transfer of the Premises (or interest therein), assets, agreements, rights or other instruments conveyed, assigned, contributed or otherwise transferred to the Trust, the Partnership or any Subsidiary of the Trust or the Partnership; or

                           (ii) obligations (1) accruing and arising after the
Closing Date (other than those arising after the Closing Date and pertaining to the period prior to the Closing Date) under the Leases, ground leases, Service Agreements, Sales Agreements and any and all contracts as to which any of the Contributing Owners or Contributing Parties are parties or by which any of them are bound or (2) accruing or arising after the Closing Date with respect to the ownership, operation or use of the Premises and, in each of the cases described in clauses (1) and (2) above, which are assumed by the Partnership or its designee by the terms of this Agreement and/or the Schedules or transfer documents to be executed in connection with the Closing (in the forms of the Exhibits attached hereto or otherwise); or

                           (iii) as a result of the breach of any representation
or warranty by the Partnership or the Trust in connection with the assumption of any of the Remaining Mortgages or the breach after the Closing Date of any representation, warranty or covenant contained in any documents, instruments or agreements evidencing or relating to the Remaining Mortgages, or any modification, renewal, extension, supplement or replacement thereof.

                  (c) To the extent and in the manner provided in this Section 24 after the Closing, each Fund, severally, and KB and RD, jointly and severally with each Fund (except that as to breaches arising under subsection 10(b)(v)(B), the Funds, jointly and severally, and KB and RD, jointly and severally with the Funds), hereby agrees to indemnify and hold harmless the Trust, the Partnership, each Subsidiary of the Trust or of the Partnership or any of their respective heirs, successors, employees, officers, agents, trustees, directors, personal representatives and assigns, from, against and in respect of all Losses sustained or incurred as a result of or arising out of any inaccuracy in or breach of any representation or warranty of the Fund in this Agreement or breach of any covenant or agreement to be performed post- Closing by the Fund.

                  (d) If a claim arises as to which a party hereto is entitled to indemnification hereunder (an "Indemnitee"), such Indemnitee shall give prompt notice of such claim to the party obligated to indemnify the Indemnitee (an "Indemnitor") specifying the details of such claim of Loss (as to which notice to the Partnership shall be considered sufficient notice as to all Indemnitors who are obligated to indemnify the Indemnitee together with the Partnership and as to which notice to RD shall be considered sufficient notice as to all Indemnitors who are obligated to indemnify the Indemnitee together with RD); provided, however, that the failure to provide notice as aforesaid shall not relieve an Indemnitor from its indemnification obligations hereunder unless, and only to the extent, that such failure materially prejudices the Indemnitor's defense with regard to such claim.

                  (e) Notwithstanding anything herein to the contrary:

                           (i) Other than Losses attributable to the Surviving
Indemnities, no claim for indemnity may be maintained with respect to Losses under subsection 24(a)(i), 24(b)(i) or 24(c) unless an Indemnitee shall have delivered the written notice required by subsection 24(c) to the Indemnitor on or before the expiration of the Survival Period;

                           (ii) the obligation of any Warrantors to indemnify
any party hereunder for a Loss shall be reduced to the extent that the Partnership is entitled to payment for all or a portion of such Loss under any title insurance policy or policies issued to the Partnership hereunder;

                           (iii) the liability of any Contributing Owner signing
this Agreement or the Third Party Partner Agreement (other than RD, KB or RDC) hereunder shall be limited to Losses directly from or arising out of the breach by him, her or it of his, her or its representations and warranties contained in Section 10 hereof or in the Third Party Partner Agreement;

                           (iv) The Trust, the Partnership and their respective
Subsidiaries shall not be entitled to seek indemnification for Losses under
Section 24(a) and Section 24(c) hereunder until the aggregate amount of Losses shall equal $500,000, in which event the Trust, the Partnership and their respective Subsidiaries shall be entitled to seek indemnification for the total amount of Losses; provided, however, that the aggregate amount of Losses attributable to the Surviving Indemnity described in clause (z) of Section 23 shall be recoverable without regard to the foregoing limitation (and the amount of such Losses shall not be credited against the $500,000 deductible);

                           (v) The Contributing Owners and the Funds shall not
be entitled to seek indemnification for Losses under Section 24(b) hereunder until the aggregate amount of Losses shall equal $500,000, in which event the Contributing Owners and the Funds shall be entitled to seek indemnification for the total amount of Losses; provided, however, that the aggregate amount of Losses attributable to the Surviving Indemnities described in clauses (x) and
(y) of Section 23 shall be recoverable without regard to the foregoing limitation (and the amount of such Losses shall not be credited against the $500,000 deductible); and

                           (vi) The total amount of Losses to which the Trust,
the Partnership and their respective Subsidiaries shall be entitled to indemnification under Section 24(a) and 24(c) hereunder shall not exceed $5,000,000, and the total amount of Losses to which the Contributing Owners and the Funds shall be entitled to indemnification under Section 24(b) hereunder shall not exceed $5,000,000; provided, however, that for purposes of calculating the maximum amount of indemnifiable Losses, Losses attributable to the Surviving Indemnities described in clauses (w), (x), (y) and (z) shall be excluded.

                  (f) Recourse for the indemnity obligations of the Contributing Owners (including, but not limited to, RD and KB) set forth in subsection 24(a) above shall be limited solely to the Indemnity Collateral (as defined below). Recourse for the indemnity obligations of the Trust and the Partnership set forth in subsection 24(b) shall be, at the option of the Indemnitee, to Operating Partnership Interests or Common Shares (in each case valued at the Market Price on the date on which the indemnification obligation is finally established), or cash. Indemnity Collateral shall be, with respect to any Contributing Owner: (i) the Operating Partnership Interests acquired by such Contributing Owner in connection with the consummation of the transactions contemplated hereby; (ii) any Common Shares received by such Contributing Owner as a result of the exchange of Operating Partnership Interests for Common Shares; and (iii) cash or in-kind distributions, share splits or other securities received or receivable with respect to the Common Shares or Operating Partnership Interests as described in clauses (i) and (ii) above.

                  (g) With respect to the indemnity obligations of RD, KB and RDC set forth under subsection 24(a) hereof, RD, KB and RDC hereby grant to the Indemnified Parties, a first and prior lien upon and a continuing security interest in the Indemnity Collateral and in any proceeds or substitution thereof, whether now existing or hereafter acquired. Any transfers permitted by the Agreement of Limited Partnership of the Partnership or otherwise by RD, KB or RDC of their Operating Partnership Interests or their Shares which may be received by them upon exchange of their Operating Partnership Interests shall expressly remain subject to the liens and security interests granted hereby until and unless such liens and security interests are released in accordance with the provisions of this subsection 24(g). In connection with the grant of such security interests, RD, KB and RDC on the date of Closing shall deliver such instruments, including stock transfer powers duly endorsed in blank, as shall be necessary to grant to the Trust and the Partnership a fully perfected first priority security interest in any Common Shares that may, after the date hereof, be issued to such persons by share dividend, split or similar distribution, and shall execute and deliver UCC Financing Statements and such other documents and take such other action necessary to grant to the Trust and the Partnership a fully perfected first priority security interest in all of their respective Operating Partnership Interests. In the event RD, KB or RDC are determined to have an indemnification obligation pursuant to Section 24 hereof, then each Indemnified Party shall have all of the rights now or hereafter existing under applicable law, and all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions, and each of RD, KB and RDC agrees to take all such actions as may be reasonably requested of them by an Indemnified Party to insure that the Indemnified Party can realize on such security interest. The liens and security interests with respect to one hundred percent (100%) in fair market value of the Indemnity Collateral granted hereunder shall not be released until the expiration of one (1) year from the Closing Date (the "Release Date"); provided, however, that if a claim for indemnification under Section 24 hereof has been made and is continuing at the Release Date, that amount of the Indemnity Collateral otherwise to be released at the Release Date, and equal to 200% of the amount of such claim shall not be released until the final disposition of such indemnification claim. Upon satisfaction of the conditions to the release of the liens and security interests and the Indemnity Collateral, the Trust and the Partnership shall prepare and file all documents and shall take all other action necessary to release such security interests in the indemnity collateral, as applicable.

                  (h) If notice of a claim for indemnification under subsection 24(c) is asserted under this Section 24, the person or entity to whom such notice of a claim is asserted shall have the right, at its own expense, to participate in the defense of any Claim asserted which resulted in the claim for indemnification, and if such right is exercised, the party shall cooperate in the defense of such Claim. If a Claim is asserted which is subject to possible indemnification under this Section 24, the person against whom such Claim is asserted shall give prompt notice thereof to such Indemnitor; provided, however, that the failure to so provide prompt notice shall not relieve such indemnitor from the indemnification obligations hereunder unless and to the extent such failure materially prejudices the indemnitor's defense with regard to such claim. Indemnification of the Indemnified Parties pursuant to this Section

24 shall be the exclusive remedy of the Indemnified Parties for any breach of any representation, obligation, warranty or covenant of any of the Contributing Owners and the liability of all such parties shall be limited as expressly provided in this Section 24.

         25. Fees and Expenses. Except to the extent expressly provided in this Agreement or in any Exhibit hereto to the contrary:

                  (a) each party shall bear its own fees, costs and expenses in connection with the negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder;

                  (b) provided, however, that if Closing shall occur, the due diligence, legal, accounting, investment banking, environmental, engineering and other third party out-of-pocket fees, costs and expenses incurred by RDC, the Owners and the Funds (other than any fees, costs and expenses incurred in connection with the formation and capitalization of the Funds) in connection with negotiation, execution and delivery of this Agreement, the performance of their respective obligations hereunder and the consummation by them of the transactions provided for herein, shall be borne by the Trust and the Partnership.

         26. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all together shall constitute one and the same Agreement.

                                                  Signature page to Contribution
                                                    and Share Purchase Agreement


         IN WITNESS WHEREOF, the parties hereto, intending legally to be bound, have executed this Agreement as of the day and year first above written.

                        MARK CENTERS TRUST


                             By:  /s/ Marvin L. Slomowitz
                                 -------------------------------------
                                  Its: Chief Executive Officer

                        MARK CENTERS LIMITED PARTNERSHIP

                             By: Mark Centers Trust, General Partner


                                 By:  /s/ Marvin Slomowitz
                                      -------------------------------
                                      Its: Chief Executive Officer

                        RD CAPITAL, INC.


                             By: /s/ Ross Dworman
                                 -----------------------------------
                                 Name:  Ross Dworman
                                 Title: President


                        /s/ Ross Dworman
                        ----------------------------------------------
                        Ross Dworman


                        /s/ Kenneth F. Bernstein
                        ----------------------------------------------
                        Kenneth F. Bernstein

                                                  Signature page to Contribution
                                                    and Share Purchase Agreement


                      RD ABSECON ASSOCIATES, L.P.

                           By:   RD Absecon, Inc., individually and as
                                 General Partner of RD Absecon
                                 Associates, L.P.


                           By:   /s/ Kenneth F. Bernstein
                                 --------------------------------------
                                 Name: Kenneth F. Bernstein
                                 Title: Vice President

                      RD PROPERTIES, L.P. V

                           By:   RD New York, LLC, General Partner


                                 By: /s/ Kenneth F. Bernstein
                                     -------------------------------
                                     Name:   Kenneth F. Bernstein
                                     Title:  Member

                      RD CROSSROADS ASSOCIATES, L.P.

                           By:   RD Crossroads, Inc., General Partner


                                 By: /s/ Kenneth F. Bernstein
                                     -------------------------------
                                     Name:  Kenneth F. Bernstein
                                     Title:    Vice President

                                                  Signature page to Contribution
                                                    and Share Purchase Agreement


                   PORT BAY ASSOCIATES

                        By:   RD Soundview Associates, L.P.,
                              Managing General Partner

                              By: RD Soundview Associates, Inc.,
                                  General Partner


                              By: /s/ Kenneth F. Bernstein
                                  --------------------------------
                                  Name:  Kenneth F. Bernstein
                                  Title: Vice President

                   RD SMITHTOWN LLC

                        By:   RD Smithtown Associates, L.P.,
                              Managing Member

                              By: RD Smithtown Associates, Inc.,
                                  General Partner


                              By: /s/ Kenneth F. Bernstein
                                  --------------------------------
                                  Name:  Kenneth F. Bernstein
                                  Title: Vice President

                   RD ELMWOOD ASSOCIATES, L.P.

                        By:   RD Elmwood Associates, Inc.,
                              individually and as General Partner of RD
                              Elmwood Associates, L.P.


                              By: /s/ Kenneth F. Bernstein
                                  --------------------------------
                                  Name:  Kenneth F. Bernstein
                                  Title: Vice President

                                                  Signature page to Contribution
                                                    and Share Purchase Agreement


                         RD PROPERTIES, L.P. III


                              By: /s/ Ross Dworman
                                  ---------------------------------------
                                  Name:  Ross Dworman
                                  Title: General Partner

                         RD TOWN LINE ASSOCIATES LIMITED
                         PARTNERSHIP

                              By: RD Townline, Inc., General Partner


                              By: /s/ Kenneth F. Bernstein
                                  --------------------------------
                                  Name:  Kenneth F. Bernstein
                                  Title: Vice President

                         RD HOBSON ASSOCIATES, L.P.

                              By: RD Hobson, Inc., individually and as
                                  General Partner of RD Hobson
                                  Associates, L.P.


                              By: /s/ Kenneth F. Bernstein
                                  --------------------------------
                                  Name:  Kenneth F. Bernstein
                                  Title: Vice President

                         RD ABINGTON ASSOCIATES LIMITED
                         PARTNERSHIP

                              By: RD Abington, Inc., individually and as
                                  General Partner of RD Abington
                                  Associates Limited Partnership


                              By: /s/ Kenneth F. Bernstein
                                  --------------------------------
                                  Name:  Kenneth F. Bernstein
                                  Title: Vice President

                                                  Signature page to Contribution
                                                    and Share Purchase Agreement


                     RD PROPERTIES, L.P. II


                          By:   /s/ Ross Dworman
                                ---------------------------------------
                                Name:  Ross Dworman
                                Title: General Partner

                     RD WOONSOCKET ASSOCIATES LIMITED
                     PARTNERSHIP

                          By: RD Woonsocket, Inc., individually and as General Partner of RD Woonsocket
                                Associates Limited Partnership


                                By:  /s/ Kenneth F. Bernstein
                                     --------------------------------
                                     Name:  Kenneth F. Bernstein
                                     Title: Vice President

                     EVAN FRAZIER PARTNERS


                                By:  /s/ Kenneth F. Bernstein
                                     --------------------------------
                                     Name:  Kenneth F. Bernstein
                                     Title: Vice President

                     RD BLOOMFIELD ASSOCIATES LIMITED
                     PARTNERSHIP

                          By: RD Bloomfield, Inc., individually and as General Partner of RD Bloomfield
                                Associates Limited Partnership


                                By:  /s/ Kenneth F. Bernstein
                                     --------------------------------
                                     Name:  Kenneth F. Bernstein
                                     Title: Vice President

                                                  Signature page to Contribution
                                                    and Share Purchase Agreement


                        RD TOWN SQUARE ASSOCIATES LIMITED
                        PARTNERSHIP


                             By:   /s/ Ross Dworman
                                   -----------------------------------
                                   Name:  Ross Dworman
                                   Title: General Partner

                        RD MERRILLVILLE ASSOCIATES, L.P.

                             By:   RD Merrillville, Inc., General Partner


                              By:  /s/ Kenneth F. Bernstein
                                   --------------------------------
                                   Name:  Kenneth F. Bernstein
                                   Title: Vice President

                        RD BRANCH ASSOCIATES, L.P.

                             By:   RD Branch, Inc., General Partner


                              By:  /s/ Kenneth F. Bernstein
                                   --------------------------------
                                   Name:  Kenneth F. Bernstein
                                   Title: Vice President

                        RD WHITEGATE ASSOCIATES LIMITED
                        PARTNERSHIP

                             By: RD Whitegate, Inc., individually and as General Partner of RD Whitegate Associates Limited Partnership


                              By:  /s/ Kenneth F. Bernstein
                                   --------------------------------
                                   Name:  Kenneth F. Bernstein
                                   Title: Vice President

                                                  Signature page to Contribution
                                                    and Share Purchase Agreement


                      G.O. ASSOCIATES LIMITED PARTNERSHIP

                           By:   RD G.O. Properties, Inc., individually
                                 and as General Partner of G.O.
                                 Associates Limited Partnership


                                By:  /s/ Kenneth F. Bernstein
                                     --------------------------------
                                     Name:  Kenneth F. Bernstein
                                     Title: Vice President

                      RD VILLAGE ASSOCIATES LIMITED
                      PARTNERSHIP

                           By:   RD Village, Inc., individually and as
                                 General Partner of RD Village Associates
                                 Limited Partnership


                                 By: /s/ Kenneth F. Bernstein
                                     --------------------------------
                                     Name:  Kenneth F. Bernstein
                                     Title: Vice President

                      RD PROPERTIES, L.P. IV


                           By:   /s/ Ross Dworman
                                 ---------------------------------------
                                 Name:  Ross Dworman
                                 Title: General Partner

                                                  Signature page to Contribution
                                                    and Share Purchase Agreement


                        RD COLUMBIA ASSOCIATES, L.P.

                             By:   RD Missouri, Inc., individually and as
                                   General Partner of RD Columbia
                                   Associates, L.P.


                                   By:  /s/ Kenneth F. Bernstein
                                        --------------------------------
                                        Name:   Kenneth F. Bernstein
                                        Title:  Vice President

                        COLUMBIA VGH INVESTORS


                                   By:  /s/ Ross Dworman
                                        -------------------------------
                                        Name:  Ross Dworman
                                        Title: Managing Partner

                        MARLEY/OAKWOOD PROPERTIES, INC.


                                        /s/ Kenneth F. Bernstein
                                        --------------------------------
                                        Name:   Kenneth F. Bernstein
                                        Title:  Vice President

                        RD MARLEY PARTNERS

                             By:   RD Marley, Inc., General Partner


                                    By: /s/ Kenneth F. Bernstein
                                        --------------------------------
                                        Name:   Kenneth F. Bernstein
                                        Title:  Vice President

                                                  Signature page to Contribution
                                                    and Share Purchase Agreement


                        MARLEY ASSOCIATES LIMITED
                        PARTNERSHIP

                             By:   RD Marley, Inc., General Partner


                                   By:   /s/ Kenneth F. Bernstein
                                         --------------------------------
                                         Name:  Kenneth F. Bernstein
                                         Title: Vice President

                        SOUND VIEW MANAGEMENT LLC


                                  By:   /s/ Kenneth F. Bernstein
                                        --------------------------------
                                        Name:  Kenneth F. Bernstein
                                        Title: Member

                        ACADIA MANAGEMENT COMPANY LLC


                                    By: /s/ Kenneth F. Bernstein
                                        -------------------------------
                                        Name:  Kenneth F. Bernstein
                                        Title: Member

                        RD G.O. PROPERTIES, L.P.

                             By:   RD Greenbelt, Inc., General Partner


                                   By:  /s/ Kenneth F. Bernstein
                                        --------------------------------
                                        Name:  Kenneth F. Bernstein
                                        Title: Member

                                                  Signature page to Contribution
                                                    and Share Purchase Agreement

                      KCRF, L.L.C.

                             By:   KCRF Management, Inc., Member


                                   By:  /s/ Kenneth F. Bernstein
                                        --------------------------------
                                        Name:  Kenneth F. Bernstein
                                        Title: Vice President